INDENTURE


                                      Among

                       IMC HOME EQUITY LOAN TRUST 199_-_,

                                   as Issuer,

                              IMC SECURITIES, INC.,
                                  as Depositor,

                        INDUSTRY MORTGAGE COMPANY, L.P.,
                                   as Seller,

                        INDUSTRY MORTGAGE COMPANY, L.P.,
                                  as Servicer,

                                       and


                            ------------------------

                              as Indenture Trustee


                          Dated as of __________, 1997


                                   Relating to

                        IMC HOME EQUITY LOAN TRUST 199_-_
                    __% HOME EQUITY LOAN ASSET-BACKED NOTES,
                                  SERIES 199_-_


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                                    CONTENTS
                                                                                                               PAGE

CONVEYANCE......................................................................................................  1

                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

Section 1.01               Definitions..........................................................................  2
Section 1.02               Use of Words and Phrases............................................................. 20
Section 1.03               Captions; Table of Contents.......................................................... 20
Section 1.04               Opinions............................................................................. 20

                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                 OF THE DEPOSITOR, THE SERVICER AND THE SELLER;
                 COVENANT OF SELLER TO CONVEY HOME EQUITY LOANS

Section 2.01               Representations and Warranties of the Depositor...................................... 21
Section 2.02               Representations and Warranties of the Servicer....................................... 23
Section 2.03               Representations and Warranties of the Seller......................................... 25
Section 2.04               Covenants of Seller to Take Certain Actions with Respect
                           to the Home Equity Loans in Certain Situations....................................... 28
Section 2.05               Conveyance of the Initial Home Equity Loans and Qualified
                           Replacement Mortgages................................................................ 35
Section 2.06               Acceptance by Indenture Trustee; Certain Substitutions
                           of Home Equity Loans; Certification by Indenture Trustee............................. 39
Section 2.07               Conveyance of the Subsequent Home Equity Loans....................................... 40
Section 2.08               Custodian............................................................................ 43

                                   ARTICLE III

                           ISSUANCE AND SALE OF NOTES

Section 3.01               Issuance of Notes.................................................................... 44
Section 3.02               Sale of Notes........................................................................ 44

                                   ARTICLE IV

                         NOTES AND TRANSFER OF INTERESTS

Section 4.01               Terms................................................................................ 45
Section 4.02               Forms................................................................................ 45
Section 4.03               Execution, Authentication and Delivery............................................... 45
Section 4.04               Registration and Transfer of Notes................................................... 46
Section 4.05               Mutilated, Destroyed, Lost or Stolen Notes........................................... 48
Section 4.06               Persons Deemed Owners................................................................ 48
Section 4.07               Cancellation......................................................................... 48




                                        i

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                                    ARTICLE V

                                    COVENANTS

Section 5.01               Payment of Notes..................................................................... 49
Section 5.02               Distributions........................................................................ 49
Section 5.03               Money for Distributions to be Held in Trust; Withholding............................. 49
Section 5.04               Opinions as to Trust Estate.......................................................... 50
Section 5.05               Protection of Trust Estate........................................................... 50
Section 5.06               Performance of Obligations........................................................... 51
Section 5.07               Negative Covenants................................................................... 51
Section 5.08               Limitation of Suits.................................................................. 52
Section 5.09               Unconditional Rights of Owners to Receive Distributions.............................. 53
Section 5.10               Rights and Remedies Cumulative....................................................... 53
Section 5.11               Delay or Omission Not Waiver......................................................... 53
Section 5.12               Control by Owners.................................................................... 53
Section 5.13               Indemnification by the Seller........................................................ 54
Section 5.14               Existence of Issuer.................................................................. 54
Section 5.15               Investment Company Act............................................................... 54
Section 5.16               Annual Statement as to Compliance.................................................... 55
Section 5.17               Restricted Payments.................................................................. 55
Section 5.18               Treatment of Notes as Debt for Tax Purposes.......................................... 55
Section 5.19               Indenture Trustee May File Proofs of Claim........................................... 55
Section 5.20               Application of the Trust Indenture Act............................................... 56
Section 5.21               Undertaking for Costs................................................................ 56

                                   ARTICLE VI

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 6.01               Collection of Money.................................................................. 57
Section 6.02               Establishment of Accounts............................................................ 57
Section 6.03               Flow of Funds........................................................................ 57
Section 6.04               Pre-Funding Account and Capitalized Interest Account................................. 60
Section 6.05               Investment of Accounts............................................................... 60
Section 6.06               Payment of Issuer Expenses........................................................... 61
Section 6.07               Eligible Investments................................................................. 61
Section 6.08               Accounting and Directions by Indenture Trustee....................................... 63
Section 6.09               Reports by Indenture Trustee to Owners and Note Insurer.............................. 64
Section 6.10               Reports by Indenture Trustee.  ...................................................... 66

                                   ARTICLE VII

                          SERVICING AND ADMINISTRATION
                              OF HOME EQUITY LOANS

Section 7.01               Servicer and Sub-Servicers........................................................... 67
Section 7.02               Collection of Certain Home Equity Loan Payments...................................... 68
Section 7.03               Sub-Servicing Agreements Between Servicer and Sub-Servicers.......................... 68
Section 7.04               Successor Sub-Servicers.............................................................. 69
Section 7.05               Liability of Servicer; Indemnification............................................... 69
Section 7.06               No Contractual Relationship Between Sub-Servicer, Indenture
                           Trustee or the Owners................................................................ 69

                                       ii

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Section 7.07               Assumption or Termination of Sub-Servicing Agreement by
                           Indenture Trustee.................................................................... 70
Section 7.08               Principal and Interest Account....................................................... 70
Section 7.09               Delinquency Advances and Servicing Advances.......................................... 72
Section 7.10               Compensating Interest; Repurchase of Home Equity Loans............................... 72
Section 7.11               Maintenance of Insurance............................................................. 73
Section 7.12               Due-on-Sale Clauses; Assumption and Substitution Agreements.......................... 74
Section 7.13               Realization Upon Defaulted Home Equity Loans; Workout of Home
                           Equity Loans......................................................................... 74
Section 7.14               Indenture Trustee to Cooperate; Release of Files..................................... 76
Section 7.15               Servicing Compensation............................................................... 76
Section 7.16               Annual Statement as to Compliance.................................................... 77
Section 7.17               Annual Independent Certified Public Accountants' Reports............................. 77
Section 7.18               Access to Certain Documentation and Information Regarding the
                           Home Equity Loans.................................................................... 77
Section 7.19               Assignment of Indenture.............................................................. 77
Section 7.20               Removal of Servicer; Retention of Servicer; Resignation of Servicer.................. 78
Section 7.21               Inspections by Note Insurer; Errors and Omissions Insurance.......................... 81
Section 7.22               Additional Servicing Responsibilities for Second Mortgage Loans...................... 81
Section 7.23               Adjustable Rate Home Equity Loans.................................................... 82

                                  ARTICLE VIII
                          TERMINATION OF THE INDENTURE

Section 8.01               Termination of the Indenture......................................................... 83
Section 8.02               Termination Upon Option of Owners of Issuer's Certificates........................... 83
Section 8.03               Reserved............................................................................. 83
Section 8.04               Disposition of Proceeds.............................................................. 84

                                   ARTICLE IX

                              THE INDENTURE TRUSTEE

Section 9.01               Certain Duties and Responsibilities.................................................. 85
Section 9.02               Removal of Indenture Trustee for Cause............................................... 87
Section 9.03               Certain Rights of the Indenture Trustee.............................................. 88
Section 9.04               Not Responsible for Recitals or Issuance of Notes.................................... 89
Section 9.05               May Hold Notes....................................................................... 89
Section 9.06               Money Held in Trust.................................................................. 90
Section 9.07               Compensation and Reimbursement....................................................... 90
Section 9.08               Corporate Indenture Trustee Required; Eligibility.................................... 90
Section 9.09               Resignation and Removal; Appointment of Successor.................................... 90
Section 9.10               Acceptance of Appointment by Successor Indenture Trustee............................. 92
Section 9.11               Merger, Conversion, Consolidation or Succession to Business
                           of the Indenture Trustee............................................................. 92
Section 9.12               Reserved............................................................................. 92
Section 9.13               Liability of the Indenture Trustee................................................... 93
Section 9.14               Appointment of Co-Indenture Trustee or Separate Indenture Trustee.................... 93
Section 9.15               Preferential Collection of Claims Against Issuer..................................... 94





                                       iii

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                                    ARTICLE X

                         NOTEHOLDERS' LISTS AND REPORTS

Section 10.01              Issuer to Furnish Indenture Trustee Names and Addresses of Owners.................... 95
Section 10.02              Preservation of Information; Communications to Owners................................ 95
Section 10.03              Reports by Indenture Trustee..........................................................95
Section 10.04              Reports by Issuer.....................................................................96

                                   ARTICLE XI

                                  MISCELLANEOUS

Section 11.01              Compliance Certificates and Opinions..................................................97
Section 11.02              Form of Documents Delivered to the Indenture Trustee................................. 97
Section 11.03              Acts of Owners....................................................................... 98
Section 11.04              Notices, etc. to Indenture Trustee................................................... 98
Section 11.05              Notices and Reports to Owners; Waiver of Notices..................................... 99
Section 11.06              Rules by Indenture Trustee........................................................... 99
Section 11.07              Conflict with Trust Indenture Act.................................................... 99
Section 11.08              Successors and Assigns............................................................... 99
Section 11.09              Severability......................................................................... 99
Section 11.10              Benefits of Indenture............................................................... 100
Section 11.11              Legal Holidays...................................................................... 100
Section 11.12              Governing Law; Submission to Jurisdiction........................................... 100
Section 11.13              Counterparts.........................................................................101
Section 11.14              Usury................................................................................101
Section 11.15              Amendment............................................................................101
Section 11.16              Paying Agent; Appointment and Acceptance of Duties...................................102
Section 11.17              The Note Insurer.....................................................................102
Section 11.18              Third Party Rights...................................................................103
Section 11.19              Notices..............................................................................103
Section 11.20              Rule 144A Information................................................................104
Section 11.21              Recording of Indenture...............................................................105
Section 11.22              Issuer Obligation....................................................................105
Section 11.23              Inspection...........................................................................105

                                   ARTICLE XII

                   CERTAIN MATTERS REGARDING THE NOTE INSURER

Section 12.01              Trust Estate and Accounts Held for Benefit of the Note Insurer.......................106
Section 12.02              Claims Upon the Policy; Policy Payments Account......................................106
Section 12.03              Effect of Payments by the Note Insurer; Subrogation..................................107
Section 12.04              Notices to the Note Insurer..........................................................107
Section 12.05              Third-Party Beneficiary..............................................................108
Section 12.06              Rights to the Note Insurer To Exercise Rights of Owners..............................108


                                       iv
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SCHEDULE I                 SCHEDULE OF THE HOME EQUITY LOANS
EXHIBIT A                  FORM OF NOTE
EXHIBIT B                  RESERVED
EXHIBIT C                  FORM OF ISSUERS NOTE
EXHIBIT D                  FORM OF SUBSEQUENT TRANSFER AGREEMENT
EXHIBIT E                  FORM OF NOTE RE:  HOME EQUITY LOANS PREPAID IN
                           FULL AFTER CUT-OFF DATE
EXHIBIT F-1                FORM OF INDENTURE TRUSTEE'S RECEIPT
EXHIBIT F-2                FORM OF CUSTODIAN'S RECEIPT
EXHIBIT G                  FORM OF POOL CERTIFICATION
EXHIBIT H                  FORM OF DELIVERY ORDER
EXHIBIT I                  RESERVED
EXHIBIT J-1                FORM OF NOTE REGARDING TRANSFER (ACCREDITED
                           INVESTOR)
EXHIBIT J-2                FORM OF NOTE REGARDING TRANSFER (RULE 144A)
EXHIBIT K                  HOME EQUITY LOANS WITH DOCUMENT EXCEPTIONS


                                        v

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                              CROSS-REFERENCE SHEET

         The following cross-reference sheet shows the location in the Indenture of the provisions inserted pursuant to Sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939.

    Trust Indenture Act of 1939            Indenture Section
    ---------------------------            -----------------

    Section 310
            (a)(1)                              9.08
            (a)(2)                              9.08
            (a)(3)                              9.14
            (a)(4)                              Not Applicable
            (a)(5)                              9.08
            (b)                                 9.08; 9.09(c)
            (c)                                 Not Applicable

    Section 311
            (a)                                 9.15
            (b)                                 9.15
            (c)                                 Not Applicable

    Section 312
            (a)                                 10.01(a); 10.02(a)
            (b)                                 10.02(b)
            (c)                                 10.02(c)

    Section 313
            (a)                                 10.03(a)
            (b)                                 10.03(a)
            (c)                                 11.05
            (d)                                 10.03(b)

    Section 314
            (a)(1)                              10.04
            (a)(2)                              10.04
            (a)(3)                              10.04
            (a)(4)                              10.04
            (b)(1)                              5.04; 11.01
            (b)(2)                              5.04; 11.01
            (c)(1)                              5.16; 11.01
            (c)(2)                              11.01
            (c)(3)                              Not Applicable
            (d)(1)                              11.01(a)
            (d)(2)                              11.01(a)
            (d)(3)                              11.01(a)
            (e)                                 11.01(b)

    Section 315
            (a)                                 9.01(a)
            (b)                                 6.09(c); 7.20(m); 9.02(a); 11.05
            (c)                                 9.01(a)
            (d)(1)                              9.01(a); 9.01(c)
            (d)(2)                              9.01(c)

                                  vi


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    Trust Indenture Act of 1939            Indenture Section
    ---------------------------            -----------------

            (d)(3)                              9.01(c)
            (e)                                 5.21

    Section 316
            (a)                                 5.20
            (b)                                 5.09
            (c)                                 5.20

    Section 317
            (a)(1)                              5.05(b)
            (a)(2)                              5.19
            (b)                                 5.03

    Section 318
            (a)                                 12.07

         INDENTURE, dated as of __________, 199_, by and among IMC Home Equity Loan Trust 199_-_, a Delaware business trust (the "Issuer"), IMC SECURITIES, INC., a Delaware corporation, in its capacity as Depositor (the "Depositor"), INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership in its capacities as the Seller (in such capacity, the "Seller") and as the Servicer (in such capacity, the "Servicer") and ________________________, a New York banking corporation, in its capacity as the indenture trustee (the "Indenture Trustee").

         WHEREAS, the Servicer has agreed to service the Home Equity Loans, which constitute the principal assets of the trust estate;

         WHEREAS, all things necessary to make the Notes, when executed and authenticated by the Indenture Trustee valid instruments, and to make this Indenture a valid agreement, in accordance with their and its terms, have been done;

         WHEREAS,  ______________________________,  is  willing  to serve in the capacity of Indenture Trustee hereunder; and

         WHEREAS, __________________________ (the "Note Insurer") is intended to be a third party beneficiary of this Indenture and is hereby recognized by the parties hereto to be a third-party beneficiary of this Indenture.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Issuer, the Depositor, the Seller, the Servicer, and the Indenture Trustee hereby agree as follows:

                              PRELIMINARY STATEMENT

         The issuer has duly authorized the execution and delivery of this Indenture to provide for its Adjustable Rate Asset Backed Notes Series 199__-__, issuable as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Owners of the Notes. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         All things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done.

                                 GRANTING CLAUSE

         The Issuer hereby Grants to the Indenture Trustee, for the exclusive benefit of the Owners of the Notes and the Note Insurer, all of the Issuer's right, title and interest in and to (a) the Initial Home Equity Loans listed in
Schedule I to this Indenture, including the related Files that the Issuer causes to be delivered to the Indenture Trustee, all payments of principal received, collected or otherwise recovered after the applicable Cut-Off Date for each Initial Home Equity Loan (other than any principal payments due thereon on or prior to the Cut-Off Date), all payments of interest accruing on each Initial Home Equity Loan after the applicable Cut-Off Date therefor (other than any interest payments due thereon on or prior to the Cut-Off Date) and all other proceeds received in respect of such Initial Home Equity Loans, (b) the Subsequent Home Equity Loans listed on Schedule I to any Subsequent Transfer Agreement, including the related Files that the Issuer causes to be delivered to the Indenture Trustee pursuant to a Subsequent Transfer Loan Agreement, all payments of principal received, collected or otherwise recovered after the applicable Subsequent Cut-Off Date for each Subsequent Home Equity Loan (other than any principal payments due thereon on or prior to the Subsequent Cut-Off
Date), all payments of interest accruing on each Subsequent Home Equity Loan after the applicable Subsequent Cut-Off Date therefor (other than any interest payments due thereon on or prior to the Subsequent Cut-Off Date) and all other proceeds received in respect of such Subsequent Home Equity Loans, (c) the Financial Guaranty Insurance Policy, (d) the Insurance Policies, (e) all cash, instruments or other property held or required to be deposited in the Principal and Interest Account, the Note
Account, the Pre-Funding Account, the Capitalized Interest Account and the Policy Payments Account, including all investments made with funds in such accounts (but not including any income on funds deposited in, or investments made with funds deposited in, the Principal and Interest Account, which income shall belong to and be for the account of the Seller, and not including any income on funds deposited in, or investments made with funds deposited in, the Note Account, the Pre-Funding Account or the Capitalized Interest Account, which income shall belong to and be for the account of the Issuer), and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all insurance proceeds and condemnation awards. Such Grants are made, however, in trust, to secure the Notes equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise, and to secure (x) the payment of all amounts due on the Bonds in accordance with their terms, (y) the payment of all other sums payable under this Indenture and (z) compliance with the provisions of this Indenture, all as provided in this Indenture. All terms used in the foregoing granting clauses that are defined in Section 1.01 are used with the meanings given in said Section.

         The foregoing conveyance is made in trust to secure the payment of principal and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The Indenture Trustee acknowledges such pledge, accepts the Trust Estate hereunder in accordance with the provisions hereof and the Indenture Trustee agrees to perform the duties herein to the best of its ability to the end that the interests of the Owners may be adequately and effectively protected.

                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

         Section 1.01               Definitions.

         For all purposes of this Indenture, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

         "Account":  Any account  established in accordance with Section 6.02 or
7.08 hereof.

         "Accrual Period": With respect to the Notes and any Payment Date, the period commencing on the immediately preceding Payment Date (or the Startup Day in the case of the first Payment Date) to and including the day prior to the current Payment Date. Calculations of interest on the Notes will be made on the basis of the actual number of days elapsed in the related Accrual Period and a year of 360 days.

         "Addition Notice": With respect to the transfer of Subsequent Home Equity Loans to the Issuer pursuant to Section 2.07 hereof, notice given not less than five Business Days prior to the related Subsequent Transfer Date of the Depositor's designation of Subsequent Home Equity Loans to be sold to the Issuer and the aggregate Loan Balance of such Subsequent Home Equity Loans.

         "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement of Limited Partnership": The Third Amended and Restated Agreement of Limited Partnership of the Seller, dated as of November 1, 1995, as at any time amended or modified.

         "Annual Loss Percentage (Rolling Twelve Month)": As of any date of determination thereof, a fraction, expressed as a percentage, the numerator of which is the aggregate of the Realized Losses as of the last day of the calendar month of each Remittance Period for the twelve immediately preceding Remittance Periods and the denominator of which is the Maximum Collateral Amount.

         "Appraised Value": The appraised value of any Property based upon the appraisal made at the time of the origination of the related Home Equity Loan, or, in the case of a Home Equity Loan which is a purchase money mortgage, the sales price of the Property at such time of origination, if such sales price is less than such appraised value.

         "Authorized Officer": With respect to any Person, any officer of such Person who is authorized to act for such Person in matters relating to this Indenture, and whose action is binding upon, such Person; with respect to the Depositor, the Seller and the Servicer, initially including those individuals whose names appear on the lists of Authorized Officers delivered at the Closing; with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture and the Trust Agreement.

         "Available Funds":  As defined in Section 6.02(b) hereof.

         "Available Funds Cap Rate": On any Payment Date on or prior to the Payment Date in __________ 199_, the weighted average of the Coupon Rates of the Home Equity Loans less ____% per annum and on any Payment Date thereafter, the weighted average of the Coupon Rates of the Home Equity Loans less ____% per annum.

         "Available Funds Shortfall":  As defined in Section 6.03(b)(ii).

         "Backup Servicer": The Indenture Trustee shall initially serve as Backup Servicer hereunder in the event of the termination of the Servicer, subject to the right of the Indenture Trustee to assign such duties to a party acceptable to the Note Insurer and the Owners of the majority of the Percentage Interests of the Issuers Certificates.

         "Business Day": Any day other than a Saturday, Sunday or a day on which commercial banking institutions in The City of New York, Tampa, Florida, the city in which the Corporate Trust Office is located or the city in which the
Note Insurer is located are authorized or obligated by law or executive order to be closed.

         "Capitalized  Interest  Account":   The  Capitalized  Interest  Account
established in accordance with Section 6.02(a) hereof and maintained by the Indenture Trustee.

         "Capitalized Interest Requirement": With respect to the __________ 199_ Payment Date, the excess, if any, of (x) the sum of (a) the interest due on the Notes on such Payment Date plus (b) the Premium Amount over (y) the sum of (i) one month's interest on the aggregate Loan Balance of the Home Equity Loans as of the close of business on the last day of the immediately preceding Remittance Period, calculated at the Note Rate as of such Payment Date and (ii) any Pre-Funding Account Earnings to be transferred to the Note Account on such Payment Date, if any.

         "Carry-Forward  Amount":  With respect to any Payment Date,  the sum of
(x) the amount, if any, by which (i) the Current Interest for the Notes for the immediately preceding Payment Date exceeded (ii) the amount of the actual distribution made to the Owners of such Notes on such immediately preceding Payment Date pursuant to Section 6.03(b)(iv) hereof plus (y) 30 days' interest on such excess at the Note Rate.

         "Civil Relief Interest Shortfalls": With respect to any Remittance Period, for any Home Equity Loans as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Remittance Period as a result of the Soldiers' and Sailers' Civil Relief Act of 1940, as amended, the amount, if any, by which (i) interest collectible on such Home Equity Loans during the most recently ended Remittance Period is less than (ii) the sum of (a) one month's interest on the Loan Balance of such Home Equity Loans at the rate equal to the Note Rate of the Notes, plus (b) the related Servicing Fee, the related Indenture Trustee Fee, the related Premium Amount and any portion of the Indenture Trustee Reimbursable Expenses for such Home Equity Loans for such Remittance Period.

         "Closing":  As defined in Section 3.02 hereof.

         "Code":  The Internal Revenue Code of 1986, as amended.

         "Compensating Interest":  As defined in Section 7.10(a) hereof.

         "Corporate Trust Office": The principal office of the Indenture Trustee at ________________________, or the principal office of any successor Indenture Trustee hereunder.

         "Coupon Rate": The rate of interest borne by each Mortgage Note from time to time.

         "Cram Down Loss": With respect to a Home Equity Loan, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the Loan Balance or the Coupon Rate of such Home Equity Loan, the amount of such reduction. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

         "Cumulative Loss Percentage": As of any date of determination thereof, the aggregate of all Realized Losses since the Startup Day as a percentage of the Maximum Collateral Amount.

         "Current Interest": With respect to any Payment Date, an amount equal to 30 days' interest accrued on the Note Principal Balance immediately prior to such Payment Date during the related Accrual Period at the Note Rate plus the Preference Amount owed to the Owners of the Notes as it relates to interest previously paid on the Notes, plus the Carry Forward Amount, if any, with respect to the Notes; provided, however, such amount will be reduced by the Note's pro rata share of any Civil Relief Interest Shortfalls relating to Home Equity Loans.

         "Custodial Agreement": The Custodial Agreement dated as of __________ __, 199_ among the Custodian, the Indenture Trustee, the Issuer, the Depositor, the Seller and the Servicer.

         "Custodian": _________________________, as Custodian on behalf of the Indenture Trustee pursuant to the Custodial Agreement.

         "Cut-Off Date":  As of the close of business on __________ __, 199_.

         "Daily Collections":  As defined in Section 7.08(c) hereof.

         "Delinquency Advance":  As defined in Section 7.09(a) hereof.

         "Delinquent": A Home Equity Loan is "Delinquent" if any payment due thereon is not made by the Mortgagor by the close of business on the related Due Date. A Home Equity Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

         "Delivery Order": The delivery order in the form set forth as Exhibit H hereto and delivered by the Depositor to the Indenture Trustee on the Startup Day pursuant to Section 3.01 hereof.

         "Depositor": IMC Securities, Inc., a Delaware corporation, or any successor thereto.

         "Depository": The Depository Trust Company, 7 Hanover Square, New York, New York, 10004, and any successor Depository named herein.

         "Designated Depository Institution": With respect to the Principal and Interest Account, a trust account maintained by the trust department of a federal or state chartered depository institution acceptable to the Note Insurer, acting in its fiduciary capacity, having combined capital and surplus of at least $50,000,000; provided, however, that if the Principal and Interest Account is not maintained with the Indenture Trustee, (i) such institution shall have a long-term debt rating of at least "A" by Standard & Poor's and "A2" by Moody's and (ii) the Servicer shall provide the Indenture Trustee and the Note Insurer with a statement, which the Indenture Trustee will send to the Owners, identifying the location and account information of the Principal and Interest Account upon a change in the location of such account.

         "Determination Date": The 15th day of each month, or if such day is not a Business Day, on the preceding Business Day, commencing in __________ 199_.

         "Direct Participant" or "DTC Participant": Any broker-dealer, bank or other financial institution for which the Depository holds the Notes from time to time as a securities depository.

         "Distribution Amount": With respect to any Payment Date, the sum of (x) the Current Interest and (y) the Principal Distribution Amount payable to the Owners of the Notes pursuant to Section 6.03(b)(iv) for such Payment Date.

         "Due Date": With respect to any Home Equity Loan, the date on which the Monthly Payment with respect to such Home Equity Loan is required to be paid pursuant to the related Mortgage Note exclusive of any days of grace.

         "Eligible  Investments":  Those  investments so designated  pursuant to
Section 6.07 hereof.

         "Excess Subordinated Amount": With respect to any Payment Date, the excess, if any, of (x) the Subordinated Amount that would apply on such Payment Date after taking into account the payment of the related Principal Distribution Amount on such Payment Date (except for any distributions of related Subordination Reduction Amounts on such Payment Date), over (y) the related Specified Subordinated Amount for such Payment Date.

         "FDIC":  The  Federal  Deposit  Insurance   Corporation,   a  corporate
instrumentality of the United States, or any successor thereto.

         "FHLMC": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended, or any successor thereof.

         "File":  The documents  delivered to the Indenture  Trustee pursuant to
Section 2.05(b) hereof pertaining to a particular Home Equity Loan and any additional documents required to be added to the File pursuant to this Indenture.

         "Final Certification":  As defined in Section 2.06(c) hereof.

         "Final Determination":  As defined in Section 8.03(a) hereof.

         "Final Recovery Determination": With respect to any defaulted Home Equity Loan or REO Property (other than a Home Equity Loan purchased by the Seller, the Depositor or the Servicer), a determination made by the Servicer that all Liquidation Proceeds which the Servicer, in its reasonable business judgment expects to be finally recoverable in respect thereof have been so recovered or that the Servicer believes in its reasonable business judgment the cost of obtaining any additional recoveries therefrom would exceed the amount of such recoveries. The Servicer shall maintain records of each Final Recovery Determination.

         "Final Scheduled Payment Date":  __________ __, 199_.

         "Financial Guaranty Insurance Policy": The Financial Guaranty Insurance Policy (number _____) dated __________, 199_ issued by the Note Insurer for the benefit of the Owners of the Notes pursuant to which the Note Insurer guarantees Insured Payments.

         "First Mortgage Loan": A Home Equity Loan which constitutes a first priority mortgage lien with respect to any Property.

         "FNMA": The Federal National Mortgage Association, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

         "FNMA Guide": FNMA's Servicing Guide, as the same may be amended by FNMA from time to time, and the Servicer shall elect to apply such amendments in accordance with Section 8.01 hereof.

         "Funding Period": The period commencing on the Startup Day and ending on the earliest to occur of (i) the date on which the amount on deposit in the Pre-Funding Account (exclusive of any investment earnings) is less than $100,000, (ii) the date on which the Servicer may be removed pursuant to Section 7.20(a) hereof and (iii) __________ __, 199_.

         "Grant": To grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in, deposit, set-over and confirm. A Grant of a Home Equity Loan and related Files, an Eligible Investment, an Insurance Policy or any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments thereunder, insurance proceeds, purchase prices and all other moneys payable thereunder and all proceeds thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise, and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Highest Lawful Rate":  As defined in Section 11.13 hereof.

         "Home Equity Loans": Such home equity loans (including Initial Home Equity Loans and Subsequent Home Equity Loans) transferred and assigned to the Issuer pursuant to Section 2.05(a) and 2.07(a) hereof, together with any Qualified Replacement Mortgages substituted therefor in accordance with this Indenture, as from time to time are held as a part of the Trust Estate, the Home Equity Loans originally so held being identified in the Schedules of Home Equity Loans. The term "Home Equity Loan" includes the terms "First Mortgage Loan" and "Second Mortgage Loan". The term "Home Equity Loan" includes any Home Equity Loan which is Delinquent, which relates to a foreclosure or which relates to a Property which is REO Property prior to such Property's disposition by the Issuer. Any home equity loan which, although intended by the parties hereto to have been, and which purportedly was, transferred, conveyed and assigned to the Issuer by the Depositor, in fact was not transferred, conveyed and assigned to the Issuer for any reason whatsoever, including, without limitation, the incorrectness of the statement set forth in Section 2.04(b)(x) hereof with respect to such home equity loan, shall nevertheless be considered a "Home Equity Loan" for all purposes of this Indenture.

         "Indemnification Agreement": The Indemnification Agreement dated as of__________ __, 199_ among the Note Insurer, the Depositor, the Seller and the Underwriters.

         "Indenture": This Indenture, as it may be amended from time to time, including the Exhibits and Schedules hereto.

         "Indenture Trustee": ________________________, a New York banking corporation, the Corporate Trust Department of which is located on the date of execution of this Indenture at _________ _______________________________, not in
its individual capacity but solely as Indenture Trustee under this Indenture, and any successor hereunder.

         "Indenture Trustee Fee": The fee payable monthly to the Indenture Trustee on each Payment Date in an amount equal to ____% per annum, on the outstanding aggregate Loan Balances of the Home Equity Loans as of the related Determination Date.

         "Indenture Trustee Reimbursable Expenses": Any amounts payable pursuant to Section 11.16(a)(v) and Section 11.16(g) and pursuant to the second sentence of Section 9.07, provided that the aggregate amounts payable as Indenture Trustee Reimbursable Expenses shall not exceed $50,000.

         "Indirect Participant": Any financial institution for whom any Direct Participant holds an interest in a Note.

         "Initial Home Equity Loans": The Home Equity Loans to be conveyed to the Issuer by the Depositor on the Startup Day.

         "Insurance Agreement": The Insurance Agreement dated as of __________ __, 199_, among the Depositor, the Seller, the Servicer, the Indenture Trustee and the Note Insurer, as it may be amended from time to time.

         "Insurance Policy": Any hazard, flood, title or primary mortgage insurance policy relating to a Home Equity Loan plus any amount remitted under
Section 7.11 hereof.

         "Insured  Payment":  As defined  in the  Financial  Guaranty  Insurance
Policy.

         "Interest Remittance Amount": As of any Monthly Remittance Date, the sum, without duplication, of (i) all interest due during the related Remittance Period with respect to the Home Equity Loans, (ii) all Compensating Interest paid by the Servicer on such Monthly Remittance Date and (iii) the portion of the Substitution Amount relating to interest on the Home Equity Loans.

         "Issuer's Certificate": Any Certificate designated on the face thereof as a Issuer's Certificate, substantially in the form annexed hereto as Exhibit C, authenticated and delivered by the Indenture Trustee, representing the right to distributions as set forth herein.

         "Late Payment Rate": For any Monthly Remittance Date, the rate of interest as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 3%. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

         "LIBOR": With respect to any Accrual Period for the Notes, the rate determined by the Indenture Trustee on the related LIBOR Determination Date on the basis of the offered rate for one-month U.S. dollar deposits as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the rates at which one-month U.S. dollar deposits are offered by the Reference Banks at approximately 11:00 a.m. (London time) on such date to prime banks in the London interbank market. In such event, the Indenture Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m. (New York City time) on such date for one-month U.S. dollar loan to leading European banks.

         "LIBOR Determination Date": With respect to any Accrual Period for the Notes, the second London Business Day preceding the commencement of such Accrual Period.

         "Liquidated Loan": A Home Equity Loan as to which a Final Recovery Determination has been made.

         "Liquidation Proceeds": With respect to any Liquidated Loan, all amounts (including the proceeds of any Insurance Policy) recovered by the Servicer in connection with such Liquidated Loan, whether through trustee's sale, foreclosure sale or otherwise.

         "Loan Balance": With respect to each Home Equity Loan and as of any date of determination, the actual outstanding principal balance thereof on the Cut-Off Date with respect to the Initial Home Equity Loans or relevant
Subsequent Cut-Off Date with respect to the Subsequent Home Equity Loans excluding payments of principal due on or prior to the Cut-Off Date or Subsequent Cut-Off Date, as the case may be, whether or not received, less any principal payments relating to such Home Equity Loan included in previous Monthly Remittance Amounts, provided, however, that the Loan Balance for any Home Equity Loan that has become a Liquidated Loan shall be zero as of the first day of the Remittance Period following the Remittance Period in which such Home Equity Loan becomes a Liquidated Loan, and at all times thereafter.

         "Loan Purchase Price": With respect to any Home Equity Loan purchased from the Issuer on or prior to a Monthly Remittance Date pursuant to Section 2.03, 2.04, 2.06(b) or 7.10(b) hereof, an amount equal to the Loan Balance of such Home Equity Loan as of the date of purchase (assuming that the Monthly Remittance Amount remitted by the Servicer on such Monthly Remittance Date has already been remitted), plus all accrued and unpaid interest on such Home Equity Loan at the Coupon Rate to but not including the date of such purchase together with (without duplication) the aggregate amounts of (i) all unreimbursed Delinquency Advances and Servicing Advances theretofore made with respect to such Home Equity Loan, (ii) all Delinquency Advances which the Servicer has theretofore failed to remit with respect to such Home Equity Loan and (iii) all reimbursed Delinquency Advances to the extent that reimbursement is not made from the Mortgagor or from Liquidation Proceeds from the respective Home Equity Loan.

         "Loan-to-Value Ratio": As of any particular date (i) with respect to any First Mortgage Loan, the percentage obtained by dividing the Appraised Value into the original principal balance of the Mortgage Note relating to such First Mortgage Loan and (ii) with respect to any Second Mortgage Loan, the percentage obtained by dividing the Appraised Value as of the date of origination of such Second Mortgage Loan into an amount equal to the sum of (a) the remaining principal balance of the Senior Lien note relating to such First Mortgage Loan as of the date of origination of the related Second Mortgage Loan and (b) the original principal balance of the Mortgage Note relating to such Second Mortgage Loan.

         "London Business Day": Any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

         "Maximum Collateral Amount":  $___________.

         "Monthly Remittance Amount": As of any Monthly Remittance Date, the sum of (i) the Interest Remittance Amount for such Monthly Remittance Date and (ii) the Principal Remittance Amount for such Monthly Remittance Date.

         "Monthly Payment": With respect to any Home Equity Loan and any Remittance Period, the payment of principal, if any, and interest due on the Due Date in such Remittance Period pursuant to the related Mortgage Note.

         "Monthly Remittance Date": The 18th day of each month, or if such day is not a Business Day, on the preceding Business Day, commencing in __________ 199_.

         "Monthly Reporting Date": The 15th day of each month, or if such day is not a Business Day, on the preceding Business Day, commencing in __________ 199_.

         "Moody's":  Moody's Investors Service Inc. or any successor thereto.

         "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Note.

         "Mortgage Note": The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Home Equity Loan.

         "Mortgagor":  The obligor on a Mortgage Note.

         "Net Liquidation Proceeds": As to any Liquidated Loan, Liquidation Proceeds net of expenses incurred by the Servicer (including unreimbursed Servicing Advances) in connection with the liquidation of any defaulted Home Equity Loan and unreimbursed Delinquency Advances relating to such Home Equity Loan. In no event shall Net Liquidation Proceeds with respect to any Liquidated Loan be less than zero.

         "Net Monthly Excess Cashflow": As defined in Section 6.03(b)(iii) hereof.

         "90-Day Delinquent Loan": With respect to any Determination Date, all REO Properties and each Home Equity Loan, with respect to which any portion of a Monthly Payment is, as of the last day of the prior Remittance Period, three months (calculated from Due Date with respect to such Home Equity Loan to Due
Date) or more past due (without giving effect to any grace period).

         "90+ Delinquency Percentage (Rolling Six Month)": With respect to any Determination Date, the average of the percentage equivalents of the fractions determined for each of the six immediately preceding Remittance Periods the numerator of each of which is equal to the aggregate Loan Balance of 90-Day Delinquent Loans as of the end of such Remittance Period and the denominator of which is the Loan Balance of all of the Home Equity Loans as of the end of such Remittance Period.

         "Note": Any one of the Notes, substantially in the form annexed hereto as Exhibit A, each representing the interests and the rights described in this Indenture.

         "Note Account": The segregated note account established in accordance with Section 6.02(a) hereof and maintained at the Corporate Trust Office entitled "________________________ as Indenture Trustee on behalf of the Owners of the Notes of the IMC Home Equity Loan Trust 199_-_, Home Equity Loan Asset-Backed Notes."

         "Note  Insurer":  __________________________,   a  New  York  insurance
company and any successor thereto, as issuer of the Note Insurance Policies.

         "Note Insurer Default": The existence and continuance of any of the following:

               (a) the Note Insurer fails to make a payment  required  under the
Note Insurance Policy in accordance with its terms; or

               (b)(i) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Note Insurer in an involuntary case or proceeding under any applicable United

States federal or state bankruptcy, insolvency, rehabilitation, reorganization or other similar law or (B) a decree or order adjudging the Note Insurer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganizing, rehabilitation, arrangement, adjustment or composition of or in respect of the Note Insurer under any applicable United States federal or state law, or appointing a custodian, receiver, liquidator, rehabilitator, assignee, trustee, sequestrator or other similar official of the Note Insurer or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 75 consecutive days; or

                  (ii) the  commencement by the Note Insurer of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent of the
Note Insurer to the entry of a decree or order for relief in respect of the Note Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency case or proceeding against the Note Insurer, or the filing by the Note Insurer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Note Insurer or of any substantial part of its property, or the failure of the Note Insurer to pay debts generally as they become due, or the admission by the Note Insurer in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Note Insurer in furtherance of any such action.

         Note Principal Balance": As of any time of determination, the Note Principal Balance as of the Startup Day of all Notes less the aggregate of all amounts actually distributed on account of the Principal Distribution Amount pursuant to Section 6.03(b)(iv) hereof with respect to principal thereon on all prior Payment Dates; provided, however, that solely for purposes of determining the Note Insurer's rights, as subrogee, the Note Principal Balance shall not be reduced by any principal amount paid to the Owner thereof from Insured Payments.

         "Note Rate": For any Payment Date, in any month up to and including the month in which the Redemption Date occurs, the lesser of (i) LIBOR plus .__% per annum and (ii) the Available Funds Cap Rate for such Payment Date and for any month following the month in which the Redemption Date occurs, the lesser of (i) LIBOR plus .__% per annum and (ii) the Available Funds Cap Rate for such Payment Date. [____% PER ANNUM.]

         "Note Termination Date": The Payment Date on which the Note Principal Balance is zero.

         "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Indenture Trustee.

         "Operative Documents": Collectively, this Indenture, the Note Insurance Policies, the Notes, the Indemnification Agreement and the Insurance Agreement.

         "Original Aggregate Loan Balance": The aggregate Loan Balances of all Initial Home Equity Loans as of the Cut-Off Date, which is $______________.

         "Original Aggregate Pre-Funded Amount": The amount deposited in the Pre-Funding Account on the Startup Day from the proceeds of the sale of the Notes, which amount is equal to $__________.

         "Outstanding":   With  respect  to  the  Notes,   as  of  any  date  of
determination, all such Notes theretofore executed and delivered hereunder except:

               (i) Notes theretofore cancelled by the Registrar or delivered to the Registrar for cancellation;

               (ii) Notes or portions thereof for which full and final payment of money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Owners of such Notes;

               (iii) Notes in exchange for or in lieu of which other Notes have been executed and delivered pursuant to this Indenture, unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

               (iv) Notes alleged to have been destroyed, lost or stolen for which replacement Notes have been issued as provided for in Section
          4.05 hereof; and

               (v) Notes as to which the Indenture Trustee has made the final distribution thereon, whether or not such Note is ever returned to the Indenture Trustee.

         "Overfunded Interest Amount": With respect to each Subsequent Transfer Date, the sum, if any, of (x) the difference between (i) interest accruing from the Subsequent Cut-Off Date to __________ __, 199_ on the aggregate Loan Balances of the Subsequent Home Equity Loans acquired by the Issuer on such Subsequent Transfer Date, calculated at a rate equal to the sum of (a) the Note Rate and (b) the rate at which the Premium Amount is determined and (ii) interest accruing from the Subsequent Cut-Off Date to __________ __, 199_ on the aggregate Loan Balances of the Subsequent Home Equity Loans acquired by the Issuer on such Subsequent Transfer Date, calculated at the rate at which Pre-Funded Amounts are invested as of such Subsequent Transfer Date.

         "Owner": The Person in whose name a Note is registered in the Register, and the Note Insurer, to the extent described in Sections 4.06 and 12.06 hereof, respectively.

         "Owner Trustee":  As defined in the Trust Agreement.

         "Paying Agent": Initially, the Indenture Trustee, and thereafter, the Indenture Trustee or any other Person that meets the eligibility standards for the Paying Agent specified in Section 11.15 hereof and is authorized by the Indenture Trustee, the Issuer and the Depositor to make payments on the Notes on behalf of the Indenture Trustee.

         "Payment Date": Any date on which the Indenture Trustee is required to make distributions to the Owners, which shall be the 20th day of each month or if such day is not a Business Day, the next Business Day thereafter, commencing in the month following the Startup Day. The first Payment Date will be __________ __, 199_.

         "Percentage  Interest":  A  fraction,   expressed  as  a  decimal,  the
numerator of which is the initial Note Principal Balance and the denominator of which is the amount held by any Owner of a Note.

         "Person": Any individual, corporation, limited partnership, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Policy Payments Account": The policy payments account maintained by the Indenture Trustee pursuant to Section 12.02(b) hereof.

         "Preference Amount": With respect to the Notes means any amounts of Current Interest and principal included in previous distributions of the Distribution Amount to the Owners of the Notes which are recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.) as amended from time to time in accordance with a final, nonappealable order of a court having competent jurisdiction.

         "Preference Claim":  As defined in Section 12.02(d) hereafter.

         "Pre-Funded Amount": With respect to any Determination Date, the amount remaining on deposit in the Pre-Funding Account.

         "Pre-Funding   Account":   The  Pre-Funding   Account   established  in
accordance with Section 6.02(a) hereof and maintained by the Indenture Trustee.

         "Pre-Funding Account Earnings": With respect to the __________ 199_ Payment Date, the actual investment earnings earned during the period from the Startup Day through __________ __, 199_ (inclusive) on the Pre-Funding Account during such period as calculated by the Indenture Trustee pursuant to Section 2.07(e) hereof.

         "Premium Amount":  As defined in the Insurance Agreement.

         "Prepayment": Any payment of principal of a Home Equity Loan which is received by the Servicer in advance of the scheduled due date for the payment of such principal and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment, Substitution Amounts, the portion of the purchase price of any Home Equity Loan purchased from the Issuer pursuant to Section 2.03, 2.04, 2.06(b) or 7.10(b) hereof representing principal and the proceeds of any Insurance Policy which are to be applied as a payment of principal on the related Home Equity Loan shall be deemed to be Prepayments for all purposes of this Indenture.

         "Preservation Expenses": Expenditures made by the Servicer in connection with a foreclosed Home Equity Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

         "Principal and Interest Account": The principal and interest account created by the Servicer pursuant to Section 7.08(a) hereof.

         "Principal Distribution Amount": With respect to the Notes for any Payment Date, the lesser of:

         (a) the Total Available Funds plus any Insured Payment with respect to the Notes minus the Current Interest, Premium Amount, Indenture Trustee Fee and Indenture Trustee Reimbursable Expenses for such Payment Date with respect to the Notes; and

         (b) the excess, if any, of (i) the sum of (without duplication):

                           (A) the  Preference  Amount with respect to principal
                  owed to the Owners of the Notes that remains unpaid as of such Payment Date,

                           (B) the principal  portion of all  scheduled  monthly
                  payments on the Home Equity Loans due on or prior to the related Due Date thereof, to the extent actually received by the Indenture Trustee during the related Remittance Period and any Prepayments made by the Mortgagors and actually received by the Indenture Trustee during the related Remittance Period,

                           (C) the Loan  Balance of each Home  Equity  Loan that
                  was repurchased by the Seller or purchased by the Servicer on or prior to the related Monthly Remittance Date, to the extent such Loan Balance is actually received by the Indenture Trustee during the related Remittance Period,

                           (D) any Substitution  Amounts delivered by the Seller
                  on the related Monthly Remittance Date in connection with a substitution of a Home Equity Loan (to the extent such Substitution Amounts relate to principal), to the extent such Substitution Amounts are actually received by the Indenture Trustee on the related Remittance Date,

                           (E) all Net Liquidation  Proceeds actually  collected
                  by the Servicer with respect to the Home Equity Loans during the related Remittance Period (to the extent such Net Liquidation Proceeds relate to principal) to the extent such Net Liquidation Proceeds are actually received by the Indenture Trustee,

                           (F) the amount of any Subordination Deficit for such Payment Date,

                           (G) the principal portion of the proceeds received by
                  the Indenture Trustee from any termination of the Indenture (to the extent such proceeds related to principal),

                           (H) with respect to the __________ 199_ Payment Date,
                  all amounts remaining on deposit in the Pre-Funding Account to the extent not used to purchase Subsequent Home Equity Loans during such Funding Period, and

                           (I) the amount of any  Subordination  Increase Amount
                  for such Payment Date, to the extent of any Net Monthly Excess Cashflow available for such purpose,

                                      over

               (ii) the amount of any Subordination Reduction Amount for such Payment Date.

         "Principal Remittance Amount": As of any Monthly Remittance Date, the sum, without duplication, of (i) the principal actually collected by the Servicer with respect to Home Equity Loans during the related Remittance Period,
(ii) the Loan Balance of each such Home Equity Loan that was purchased from the Indenture Trustee on or prior to such Monthly Remittance Date, to the extent such Loan Balance was actually deposited in the Principal and Interest Account,
(iii) any Substitution Amounts relating to principal delivered by the Seller in connection with a substitution of a Home Equity Loan, to the extent such Substitution Amounts were actually deposited in the Principal and Interest Account on or prior to such Monthly Remittance Date, (iv) the principal portion of all Net Liquidation Proceeds actually collected by the Servicer with respect to such Home Equity Loans during the related Remittance Period (to the extent such Net Liquidation Proceeds related to principal) and (v) the amount of investment losses required to be deposited pursuant to Sections 6.05(e) and 7.08(b).

         "Property":  The underlying property securing a Home Equity Loan.

         "Prospectus": The Depositor's Prospectus dated __________ __, 199_ constituting part of the Registration Statement.

         "Prospectus  Supplement":   The  IMC  Home  Equity  Loan  Trust  199_-_
Prospectus Supplement dated _________ __, 199_ to the Prospectus.

         "Purchase Option Period": As defined in Section 8.03(a) hereof.

         "Qualified Replacement Mortgage": A Home Equity Loan substituted for another pursuant to Section 2.03, 2.04 and 2.06(b) hereof, which (i) has a Coupon Rate at least equal to the Coupon Rate of the Home Equity Loan being replaced; [PROVIDED, HOWEVER, THAT IF THE HOME EQUITY LOAN BEING REPLACED IS A UNDERWATER LOAN, SUCH QUALIFIED REPLACEMENT MORTGAGE WILL NOT HAVE A COUPON RATE LESS THAN ____%,] (ii) is of the same property type or is a single family dwelling and the same occupancy status or is a primary residence as the Home Equity Loan being replaced, (iii) shall mature no later than __________ __, ____
(iv) has a Loan-to-Value Ratio as of the Replacement Cut-Off Date no higher than the Loan-to-Value Ratio of the replaced Home Equity Loan at such time, (v) shall be of the same or higher credit quality classification (determined in accordance with the Seller's credit underwriting guidelines set forth in the Seller's underwriting manual) as the Home Equity Loan which such Qualified Replacement Mortgage replaces, (vi) shall be a First Mortgage Loan if the Home Equity Loan which such Qualified Replacement Mortgage replaces was a First Mortgage Loan,
(vii) has a Loan Balance as of the related Replacement Cut-Off Date equal to or less than the Loan Balance of the replaced Home Equity Loan as of such Replacement Cut-Off Date, (viii) shall not provide for a "balloon" payment if the related Home Equity Loan did not provide for a "balloon" payment (and if such related Home Equity Loan provided for a "balloon" payment, such Qualified Replacement Mortgage shall have an original maturity of not less than the original maturity of such related Home Equity Loan), (ix) shall be a variable Home Equity Loan and (xxi) shall adjust based on the same index, have no lower margin, have the same interval between adjustment dates and have a maximum Coupon Rate no lower than, and a minimum Coupon Rate no higher than the Home Equity Loan being replaced. In the event that one or more home equity loans are proposed to be substituted for one or more Home Equity Loans, the Note Insurer may allow the foregoing tests to be met on a weighted average basis or other aggregate basis acceptable to the Note Insurer, as evidenced by a written approval delivered to the Indenture Trustee by the Note Insurer, except that the requirements of clauses (i), (iv) and (ix) hereof must be satisfied as to each Qualified Replacement Mortgage.

         "Rating Agencies": Collectively, Moody's and Standard & Poor's or any successors thereto.

         "Realized Loss": As to any Liquidated Loan (or, in the case of a Cram Down Loss a Home Equity Loan that is not a Liquidated Loan), the amount (not less than zero), if any, by which (A) the sum of (x) the Loan Balance thereof as of the date of liquidation, (y) the amount of accrued but unpaid interest thereon (to the extent that there are no outstanding advances for such interest by the Servicer) and (z) the amount of any Cram Down Loss with respect thereto is in excess of (B) the Net Liquidation Proceeds realized thereon applied in reduction of such Loan Balance.

         "Record Date": With respect to a Payment Date, the day immediately preceding such Payment Date.

         "Redemption Date": Each Payment date on or after the Payment Date on which the Note Principal Balance is less than ____% of the initial Note Principal Balance.

         "Redemption Price": With respect to any Note to be redeemed to whole or in part, an amount equal to 100% of the Note Principal Balance of the Note to be so redeemed, together with accrued and unpaid interest on such amount at the
Note Interest Rate through the last day of the month preceding the month in which the applicable Redemption Date occurs.

         "Reference Banks":  _________________________,  _______________________
and _________________________ provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Indenture Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Seller or any affiliate thereof, (iii) whose quotations appear on Telerate Page 3750 on the relevant LIBOR Determination Date and (iv) which have been designated as such by the Indenture Trustee.

         "Register": The register maintained by the Registrar in accordance with
Section 4.04 hereof, in which the names of the Owners are set forth.

         "Registrar": The Indenture Trustee, acting in its capacity as Registrar appointed pursuant to Section 4.04 hereof, or any duly appointed and eligible successor thereto.

         "Registration Statement": The Registration Statement filed by the Depositor with the Securities and Exchange Commission (Registration Number 333-____), including all amendments thereto and including the Prospectus relating to the Notes.

         "Reimbursement Amount": As of any Payment Date, the sum of (x)(i) all Insured Payments previously paid to the Indenture Trustee by the Note Insurer and not previously repaid to the Note Insurer pursuant to Section 6.03(b)(ii) hereof plus (ii) interest accrued on each such Insured Payment not previously repaid calculated at the Late Payment Rate and (y)(i) any amounts then due and owing to the Note Insurer under the Insurance Agreement (including, without limitation, any unpaid Premium Amount relating to such Payment Date or an earlier Payment Date) plus (ii) interest on such amounts at the Late Payment Rate. The Note Insurer shall notify the Issuer, the Indenture Trustee, the Depositor and the Seller of the amount of any Reimbursement Amount.

         "Remittance Period": With respect to each Monthly Remittance Date, the period commencing the second day of the calendar month immediately preceding such Monthly Remittance Date and ending the first day of the calendar month in which such Monthly Remittance Date occurs.

         "REO Property": A Property acquired by the Servicer on behalf of the Issuer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Home Equity Loan.

         "Replacement Cut-Off Date": With respect to any Qualified Replacement Mortgage, the first day of the calendar month in which such Qualified Replacement Mortgage is conveyed to the Issuer.

         "Representation Letter": Letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Notes registered in the Register under the nominee name of the Depository.

         "Schedule of Home Equity Loans": The schedules of Home Equity Loans with respect to the Initial Home Equity Loans listing each Initial Home Equity Loan to be conveyed on the Startup Day and with respect to Subsequent Home Equity Loans listing each Subsequent Home Equity Loan conveyed to the Issuer as of each Subsequent Transfer Date. Such Schedules of Home Equity Loans shall identify each Home Equity Loan by the Servicer's loan number, borrower's name and address (including the state and zip code) of the Property and shall set forth as to each Home Equity Loan the lien status thereof, the Loan-to-Value Ratio and the Loan Balance as of the Cut-Off Date, the Coupon Rate thereof, the original Loan Balance thereof, the current scheduled monthly payment of principal and interest and the maturity date of the related Mortgage Note, the property type, occupancy status, Appraised Value and the original term-to-maturity thereof and whether or not such Home Equity Loan (including related Mortgage Note) has been modified.

         "Scheduled Principal Payment": As of any date of calculation, with respect to a Home Equity Loan, the then stated scheduled monthly installment of principal payable thereunder which, if timely paid, would result in the full amortization of principal over the term thereof (or, in the case of a "balloon" Mortgage Note, the term to the nominal maturity date for amortization purposes, without regard to the actual maturity date), without taking into account any Prepayment made on such Home Equity Loan during the then-current Remittance Period.

         "Second Mortgage Loan": A Home Equity Loan which constitutes a second priority mortgage lien with respect to the related Property.

         "Securities Act":  The Securities Act of 1933, as amended.

         "Seller":   Industry  Mortgage   Company,   L.P.,  a  Delaware  limited
partnership.

         "Senior Lien": With respect to any Second Mortgage Loan, the home equity loan relating to the corresponding Property having a first priority lien.

         "Servicer":   Industry  Mortgage  Company,  L.P.,  a  Delaware  limited
partnership, and its permitted successors and assigns.

         "Servicer Affiliate": A Person (i) controlling, controlled by or under common control with the Servicer and (ii) which is qualified to service residential home equity loans.

         "Servicer Loss Test": The Servicer Loss Test for any period set out below is satisfied, if the Cumulative Loss Percentage for such period does not exceed the percentage set out for such period below (provided, that for purposes of the calculation of the Servicer Loss Test, Realized Losses attributable solely to Cram Down Losses should be excluded from the calculation of Cumulative Loss Percentage):

                                                     Cumulative Loss
             Period                                    Percentage



         "Servicer Termination Event":  As defined in Section 7.20(a) hereof.

         "Servicer Termination Test": The Servicer Termination Test is satisfied for any date of determination thereof, if (x) the 90+ Delinquency Percentage (Rolling Six Month) is less than _____%, (y) the Servicer Loss Test is satisfied and (z) the Annual Loss Percentage (Rolling Twelve Month) for the twelve month period immediately preceding the date of determination thereof is not greater than _____%.

         "Servicing Advance": As defined in Section 7.09(b) and Section 7.13(a) hereof.

         "Servicing Fee": With respect to any Home Equity Loan, an amount retained by the Servicer as compensation for servicing and administration duties relating to such Home Equity Loan pursuant to Section 7.15 and equal to one month's interest at [0.50%] per annum of the then outstanding principal balance of such Home Equity Loan as of the first day of each Remittance Period payable on a monthly basis; provided, however, that if a successor Servicer is appointed pursuant to Section 7.20 hereof, the Servicing Fee shall be the amount as agreed upon by the Indenture Trustee, the Note Insurer, the successor Servicer and the Owners of a majority of the Percentage Interests of the Issuers Certificates, such amount not to exceed 0.50% per annum.

         "Specified Subordinated Amount": As defined in the Insurance Agreement.

         "Standard & Poor's": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies or any successor thereto.

         "Startup Day":  __________ __, 199_.

         "Subordinated  Amount":  As of any Payment Date, the excess, if any, of
(x) the sum of (i) the aggregate Loan Balances of the Home Equity Loans as of the close of business on the last day of the immediately proceeding Remittance Period and (ii) any amount on deposit in the Pre-Funding Account at such time exclusive of any Pre-Funding Account Earnings over (y) the Note Principal Balance of the Notes for such Payment Date (after taking into account the payment of the Principal Distribution Amount thereon (except for any Subordination Reduction Amount and Subordination Increase Amount) on such Payment Date).

         "Subordination Deficiency Amount": With respect to any Payment Date, the excess, if any, of (i) the Specified Subordinated Amount over (ii) the Subordinated Amount prior to taking into account the payment of any related Subordination Increase Amounts on such Payment Date.

         "Subordination Deficit": With respect to any Payment Date, the amount, if any, by which (x) the Note Principal Balance, after taking into account the payment of the Distribution Amount on such Payment Date (without regard to any Insured Payment to be made on such Payment Date and except for any Subordination Deficit, exceeds (y) the sum of (a) the aggregate Loan Balances of the Home Equity Loans as of the close of business on the last day of the related Remittance Period and (b) the amount, if any, on deposit in the Pre-Funding Account on such Payment Date exclusive of any Pre-Funding Account Earnings.

         "Subordination Increase Amount": With respect to any Payment Date, the lesser of (i) the Subordination Deficiency Amount as of such Payment Date (after taking into account the payment of the Distribution Amount on such Payment Date (except for any Subordination Increase Amount)) and (ii) the aggregate amount of Net Monthly Excess Cashflow allocated pursuant to Section 6.03(b)(iii) on such Payment Date.

         "Subordination Reduction Amount": With respect to any Payment Date, an amount equal to the lesser of (x) the Excess Subordinated Amount for such Payment Date and (y) the Principal Remittance Amount for the related Remittance Period.

         "Subsequent Cut-Off Date": The beginning of business on the date specified in a Subsequent Transfer Agreement with respect to those Subsequent Home Equity Loans which are transferred and assigned to the Issuer pursuant to the related Subsequent Transfer Agreement.

         "Subsequent Home Equity Loans": The Home Equity Loans sold to the Issuer pursuant to Section 2.07 hereof, which shall be listed on the Schedule of Home Equity Loans attached to a Subsequent Transfer Agreement.

         "Subsequent Transfer Agreement": Each Subsequent Transfer Agreement dated as of a Subsequent Transfer Date executed by the Indenture Trustee, the Issuer, the Depositor and the Seller substantially in the form of Exhibit D hereto, by which Subsequent Home Equity Loans are sold and assigned to the Issuer and pledged to the Indenture Trustee.

         "Subsequent Transfer Date": The date specified in each Subsequent Transfer Agreement.

         "Sub-Servicer": Any Person with whom the Servicer has entered into a Sub-Servicing Agreement and who satisfies any requirements set forth in Section
7.03 hereof in respect of the qualification of a Sub-Servicer.

         "Sub-Servicing Agreement": The written contract between the Servicer and any Sub-Servicer relating to servicing and/or administration of certain Home Equity Loans as permitted by Section 7.03.

         "Substitution Amount":  As defined in Section 2.03 hereof.

         "Telerate Page 3750": The display designated as page "3750" on the Dow Jones Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

         "Termination Notice":  As defined in Section 8.03(a) hereof.

         "Total Available Funds":  As defined in Section 6.02(b) hereof.

         "Total Monthly Excess Cashflow": As defined in Section 7.03(b)(ii) hereof.

         "Total Monthly Excess Spread": With respect to Payment Date, the excess of (i) the aggregate of all interest which is collected on the Home Equity Loans during the related Remittance Period (net of the Servicing Fee, the Indenture Trustee Fee and the Indenture Trustee Reimbursable Expenses plus (x) any Delinquency Advances and (y) Compensating Interest paid by the Servicer for such Remittance Period over (ii) the sum of the Current Interest on the Notes and the Premium Amount for such Payment Date.

         "Trust Agreement": Trust Agreement between the Depositor and the Owner Trustee dated __________ __, 199_.

         "Trust Estate": The property listed in the Granting Clause of this Indenture.

         ["UNDERWATER LOANS": ANY HOME EQUITY LOAN HAVING A COUPON RATE AS OF THE STARTUP DAY THAT IS LESS THAN ____%.]

         "Underwriters":     __________________,     ____________________    and
____________________.

         Section 1.02               Use of Words and Phrases.

         "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Indenture as a whole and not solely to the particular section of this Indenture in which any such word is used. The definitions set forth in Section 1.01 hereof include both the singular and the plural. Whenever used in this Indenture, any pronoun shall be deemed to include both singular and plural and to cover all genders.

         Section 1.03               Captions; Table of Contents.

         The captions or headings in this Indenture and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Indenture.

         Section 1.04               Opinions.

         Each opinion with respect to the validity, binding nature and enforceability of documents or Notes may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy. Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction. Any opinion delivered hereunder shall be addressed to the Rating Agencies, the Note Insurer and the Indenture Trustee.

                                END OF ARTICLE I

                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                 OF THE DEPOSITOR, THE SERVICER AND THE SELLER;
                 COVENANT OF SELLER TO CONVEY HOME EQUITY LOANS

         Section 2.01           Representations and Warranties of the Depositor.

         The Depositor hereby represents, warrants and covenants to the Issuer, the Indenture Trustee, the Seller, the Note Insurer and the Owners that as of the Startup Day:

         (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Depositor has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Indenture and the other Operative Documents to which it is a party.

         (b) The execution and delivery of this Indenture and the other Operative Documents to which it is a party by the Depositor and its performance and compliance with the terms of this Indenture and the other Operative
Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Depositor and will not violate the Depositor's Note of Incorporation, or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Depositor is a party or by which the Depositor is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Depositor or any of its properties.

         (c) This Indenture and the other Operative Documents to which the Depositor is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

         (d) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or the consequences of which would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Depositor is a party.

         (e) No litigation is pending with respect to which the Depositor has received service of process or, to the best of the Depositor's knowledge, threatened against the Depositor which litigation might have consequences that would prohibit its entering into this Indenture or any other Operative Documents to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Depositor is a party.

         (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Depositor contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

         (g) The statements contained in the Registration Statement which describe the Depositor or matters or activities for which the Depositor is responsible in accordance with the Operative Documents or which are attributable to the Depositor therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Depositor required to be stated therein or necessary to make the statements contained therein with respect to the Depositor, in light of the circumstances under which they were made, not misleading. The Registration Statement does not contain any untrue statement of a material fact required to be stated therein or omit to state any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact known to the Depositor that materially adversely affects or in the future may (so far as the Depositor can now reasonably foresee) materially adversely affect the Depositor or the Home Equity Loans or the ownership interests therein represented by the Notes that has not been set forth in the Registration Statement.

         (h) Neither the Indenture Trustee nor the Depositor has any obligation to register the Issuer as an investment company under the Investment Company Act of 1940, as amended.

         (i) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state or federal securities laws, real estate syndication or "Blue Sky" statutes, as to which the Depositor makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Notes and the execution and delivery by the Depositor of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Indenture and the other Operative Documents on the part of the Depositor and the performance by the Depositor of its obligations under this Indenture and such of the other Operative Documents to which it is a party.

         (j) The transactions contemplated by this Indenture are in the ordinary course of business of the Depositor.

         (k) The Depositor has received fair consideration and reasonably equivalent value in exchange for the sale of its interest in the Home Equity Loans.

         (l) The Depositor did not sell any interest in any Home Equity Loan with an intent to hinder, delay or defraud any of its creditors.

         (m) The Depositor is not insolvent, nor will it be made insolvent by the transfer of the Home Equity Loans, nor is the Depositor aware of any pending insolvency.

         (n) On the Startup Day, the Issuer will have good title to each Initial Home Equity Loan and such other items comprising the Trust Estate free and clear of any lien beyond those liens created hereunder.

         (o) No material adverse change affecting any security for the Notes has occurred prior to delivery of and payment for the Notes.

         (p) The Depositor is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially adversely impact the financial condition or operations of the Depositor or legal documents associated with the transaction contemplated by this Indenture.

         (q) To the best knowledge of the Depositor, there has been no material adverse change in any information submitted by the Depositor in writing to the
Note Insurer with respect to the transactions contemplated by this Indenture (unless such information was subsequently supplemented in writing).

         It is understood and agreed that the representations and warranties set forth in this Section 2.01 shall survive delivery of the respective Home Equity Loans to the Indenture Trustee.

         Upon discovery by any of the Issuer, the Depositor, the Seller, the Servicer, the Custodian, any Sub-Servicer, the Note Insurer, any Owner or the Indenture Trustee (each, for purposes of this paragraph, a party) of a breach of any of the representations and warranties set forth in this Section 2.01 which materially and adversely affects the interests of the Owners or of the Note Insurer, the party discovering such breach shall give prompt written notice to the other parties. As promptly as practicable, but in any event, within 60 days of its discovery or its receipt of notice of breach, the Depositor shall cure such breach in all material respects; provided, however, that if the Depositor can establish to the reasonable satisfaction of the Note Insurer that it is diligently pursuing remedial action, then the cure period may be extended for an additional 90 days with the written approval of the Note Insurer.

         Section 2.02            Representations and Warranties of the Servicer.

         The Servicer hereby represents, warrants and covenants to the Issuer, the Depositor, the Indenture Trustee, the Note Insurer and the Owners that as of the Startup Day:

         (a) The Servicer is a limited partnership duly formed and validly existing under the laws of the State of Delaware, is, and each Sub-Servicer is, in compliance with the laws of each state in which any Property is located to the extent necessary to enable it to perform its obligations hereunder and is in good standing in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Servicer and each Sub-Servicer have all requisite partnership or corporate, as the case may be, power and authority to own and operate its or their properties, to carry out its or their business as presently conducted and as proposed to be conducted and to enter into and discharge its or their obligations under this Indenture and the other Operative Documents to which the Servicer is a party.

         (b) The execution and delivery of this Indenture and any other Operative Document to which it is a party by the Servicer and its performance and compliance with the terms hereof and thereof have been duly authorized by all necessary action on the part of the Servicer and will not violate the Servicer's Agreement of Limited Partnership or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or by which the Servicer is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Servicer or any of its properties.

         (c) This Indenture and the Operative Documents to which the Servicer is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

         (d) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder or under the other Operative Documents to which the Servicer is a party.

         (e) No litigation is pending with respect to which the Servicer has received service of process or, to the best of the Servicer's knowledge, threatened against the Servicer which litigation might have consequences that would prohibit its entering into this Indenture or any other Operative Document or that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect the validity or the enforceability of the Home Equity Loans or its performance hereunder and the other Operative Documents to which the Servicer is a party.

         (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Servicer contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

         (g) The statements contained in the Registration Statement which describe the Servicer or matters or activities for which the Servicer is responsible or which are attributed to the Servicer therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Servicer or omit to state a material fact required to be stated therein or necessary to make the statements contained therein with respect to the Servicer, in light of the circumstances under which they were made, not misleading.

         (h) The Servicing Fee is a "current (normal) servicing fee rate" as that term is used in Statement of Financial Accounting Standards No. 65 issued by the Financial Accounting Standards Board. Neither the Servicer nor any affiliate thereof will report on any financial statements any part of the Servicing Fee as an adjustment to the sales price of the Home Equity Loans.

         (i) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary or advisable in connection with the execution and delivery by the Servicer of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Indenture and the other Operative Documents on the part of the Servicer and the performance by the Servicer of its obligations under this Indenture and such of the other Operative Documents to which it is a party.

         (j) The collection practices used by the Servicer with respect to the Home Equity Loans have been, in all material respects, legal, proper, prudent and customary in the mortgage servicing business and in conformity with relevant FNMA guidelines.

         (k) The transactions contemplated by this Indenture are in the ordinary course of business of the Servicer.

         (l) No material adverse change affecting any security for the Notes has occurred prior to delivery of and payment for the Notes.

         (m) The Servicer is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially adversely impact the financial condition or operations of the Servicer or legal documents associated with the transaction contemplated by this Indenture.

         (n) To the best knowledge of the Servicer, there has been no material adverse change in any information submitted by the Servicer in writing to the
Note Insurer with respect to the transactions contemplated by this Indenture (unless such information was subsequently supplemented in writing).

         It is understood and agreed that the representations and warranties set forth in this Section 2.02 shall survive delivery of the Home Equity Loans to the Indenture Trustee.

         Upon discovery by any of the Issuer, the Depositor, the Seller, the Servicer, the Custodian, any Sub-Servicer, the Note Insurer, any Owner or the Indenture Trustee (each, for purposes of this paragraph, a party) of a breach of any of the representations and warranties set forth in this Section 2.02 which materially and adversely affects the interests of the Owners or of the Note Insurer, the party discovering such breach shall give prompt written notice to the other parties. As promptly as practicable, but in any event, within 60 days of its discovery or its receipt of notice of breach, the Servicer shall cure such breach in all material respects and, upon the Servicer's continued failure to cure such breach, may thereafter be removed by the Note Insurer or by the Indenture Trustee with the written consent of the Note Insurer pursuant to
Section 7.20 hereof; provided, however, that if the Servicer can establish to the reasonable satisfaction of the Note Insurer that it is diligently pursuing remedial action, then the cure period may be extended for an additional 90 days with the written approval of the Note Insurer.

         Section 2.03              Representations and Warranties of the Seller.

         The Seller hereby represents, warrants and covenants to the Issuer, the Depositor, the Indenture Trustee, the Note Insurer and the Owners that as of the Startup Day:

         (a) The Seller is a limited partnership duly formed and validly existing under the laws governing its creation and existence and is in good standing in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Seller has all requisite authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Indenture and the other Operative Documents to which it is a party.

         (b) The execution and delivery of this Indenture and the other Operative Documents to which it is a party by the Seller and its performance and compliance with the terms of this Indenture and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Seller and will not violate the Seller's Agreement of Limited Partnership or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Seller or any of its properties.

         (c) This Indenture and the other Operative Documents to which the Seller is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Seller, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

         (d) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or the consequences of which would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Seller is a party.

         (e) No litigation is pending with respect to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which litigation might have consequences that would prohibit its entering into this Indenture or any other Operative Documents to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Seller is a party.

         (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

         (g) The statements contained in the Registration Statement which describe the Seller or matters or activities for which the Seller is responsible in accordance with the Operative Documents or which are attributable to the Seller therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Seller required to be stated therein or necessary to make the statements contained therein with respect to the Seller, in light of the circumstances under which they were made, not misleading. The Registration Statement does not contain any untrue statement of a material fact required to be stated therein or omit to state any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact known to the Seller that materially adversely affects or in the future may (so far as the Seller can now reasonably foresee) materially adversely affect the Seller or the Home Equity Loans or the ownership interests therein represented by the Notes that has not been set forth in the Registration Statement.

         (h) Upon the receipt of each Home Equity Loan (including the related Mortgage Note) and other items of the Trust Estate by the Indenture Trustee under this Indenture, the Issuer will have good title to such Home Equity Loan (including the related Mortgage Note) and such other items of the Trust Estate free and clear of any lien, charge, mortgage, encumbrance or rights of others, except as set forth in Section 2.04 (b) (ix) (other than liens which will be simultaneously released).

         (i) Neither the Seller nor any affiliate thereof will report on any financial statement any part of the Servicing Fee as an adjustment to the sales price of the Home Equity Loans.

         (j) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Notes and the execution and delivery by the Seller of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Indenture and the other Operative Documents on the part of the Seller and the performance by the Seller of its obligations under this Indenture and such of the other Operative Documents to which it is a party.

         (k) The origination practices used by the Seller with respect to the Home Equity Loans have been, in all material respects, legal, proper, prudent and customary in the mortgage lending business.

         (l) The transactions contemplated by this Indenture are in the ordinary course of business of the Seller.

         (m) Neither the Indenture Trustee nor the Seller has any obligation to register the Issuer as an investment company under the Investment Company Act of 1940, as amended.

         (n) The Seller is not insolvent, nor will it be made insolvent by the transfer of the Home Equity Loans, nor is the Seller aware of any pending insolvency.

         (o) The Seller received fair consideration and reasonably equivalent value in exchange for the sale of the interests in the Home Equity Loans.

         (p) The Seller did not sell any interest in any Home Equity Loan with any intent to hinder, delay or defraud any of its creditors.

         (q) No material adverse change affecting any security for the Notes has occurred prior to delivery of and payment for the Notes.

         (r) The Seller is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially adversely impact the financial condition or operations of the Seller or legal documents associated with the transaction contemplated by this Indenture.

         (s) To the best knowledge of the Seller, there has been no material adverse change in any information submitted by the Seller in writing to the Note Insurer with respect to the transactions contemplated by this Indenture (unless such information was subsequently supplemented in writing).

         It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Home Equity Loans to the Indenture Trustee.

         Upon discovery by any of the Issuer, the Depositor, the Servicer, the Custodian, any Sub-Servicer, any Owner, the Seller, the Note Insurer or the Indenture Trustee (each, for purposes of this paragraph, a "party") of a breach of any of the representations and warranties set forth in this Section 2.03 which materially and adversely affects the interests of the Owners or the interests of the Note

Insurer, the party discovering such breach shall give prompt written notice to the other parties. The Seller hereby covenants and agrees that within 60 days of its discovery or its receipt of notice of breach, it shall cure such breach in all material respects or, with respect to a breach of clause (h) above, the Seller may (or may cause an affiliate of the Seller to) on or prior to the second Monthly Remittance Date next succeeding such discovery or receipt of notice (i) substitute in lieu of any Home Equity Loan not in compliance with clause (h) a Qualified Replacement Mortgage and, if the outstanding principal amount of such Qualified Replacement Mortgage as of the applicable Replacement Cut-Off Date is less than the Loan Balance of such Home Equity Loan as of such Replacement Cut-Off Date, deliver an amount (a "Substitution Amount") equal to such difference together with the aggregate amount of (A) all Delinquency Advances and Servicing Advances theretofore made with respect to such Home Equity Loan and (B) all Delinquency Advances which the Servicer has theretofore failed to remit with respect to such Home Equity Loan to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Home Equity Loan from the Issuer at the Loan Purchase Price, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account. The Seller shall also deliver an Officer's Certificate to the Indenture Trustee and the Note Insurer concurrently with the delivery of the Qualified Replacement Mortgage pursuant to Sections 2.03, 2.04 and 2.06 stating that such Home Equity Loan meets the requirements of the definition of a Qualified Replacement Mortgage and that all other conditions to substitution thereof have been satisfied.

         Section 2.04 Covenants of Seller to Take Certain Actions with Respect to the Home Equity Loans in Certain Situations.

         (a) Upon the discovery by the Issuer, the Depositor, the Seller, the Servicer, the Note Insurer, any Sub-Servicer, any Owner, the Custodian or the Indenture Trustee that the representations and warranties set forth in clause
(b) below were untrue in any material respect as of the Startup Day (or in the case of the Subsequent Home Equity Loans, as of the respective Subsequent Transfer Date) with the result that the interests of the Owners or of the Note Insurer are materially and adversely affected, the party discovering such breach shall give prompt written notice to the other parties. Upon the earliest to occur of the Seller's discovery, its receipt of notice of breach from any one of the other parties or such time as a situation resulting from an existing statement which is untrue materially and adversely affects the interests of the Owners or of the Note Insurer, the Seller hereby covenants and warrants that it shall promptly cure such breach in all material respects or subject to the last three sentences of Section 2.03 it shall on or before the second Monthly Remittance Date next succeeding such discovery, receipt of notice or such time
(i) substitute in lieu of each Home Equity Loan which has given rise to the requirement for action by the Seller a Qualified Replacement Mortgage and deliver the Substitution Amount to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Home Equity Loan from the Issuer at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account; provided, however, that if the Seller can establish to the reasonable satisfaction of the Note Insurer that it is diligently pursuing remedial action, the period of time in which the Seller must substitute a Qualified Replacement Mortgage or purchase such Home Equity Loan may be extended for an additional 30 days with the written approval of the Note Insurer. It is understood and agreed that the obligation of the Seller so to substitute or purchase any Home Equity Loan as to which such a statement set forth below is untrue in any material respect and has not been remedied shall constitute the sole remedy respecting a discovery of any such statement which is untrue in any material respect in this
Section 2.04 available to the Owners and the Indenture Trustee.

         (b) The Seller hereby represents, warrants and covenants to the Issuer, the Indenture Trustee, the Depositor, the Servicer, the Note Insurer and the Owners that as of the Startup Day (with respect to the Initial Home Equity Loans) and as of the respective Subsequent Transfer Date (with respect to the Subsequent Home Equity Loans):

                  (i) The  information  with respect to each Initial Home Equity
            Loan and Subsequent Home Equity Loan set forth in the related Schedule of Home Equity Loans is true and correct as of the Cut-Off Date (or in the case of the Subsequent Home Equity Loans, as of the related Subsequent Transfer Date);

                  (ii) All the original or certified  documentation set forth in
            Section 2.05 (including all material documents related thereto) with respect to each Initial Home Equity Loan has been or will be delivered to the Indenture Trustee on the Startup Day (or in the case of the Subsequent Home Equity Loans, on the related Subsequent Transfer Date) or as otherwise provided in Section 2.05;

                 (iii) Each Home Equity Loan being  transferred  to the Trust is a Qualified Mortgage and is a Mortgage;

                  (iv) Each Property is improved by a single (one-to-four) family residential dwelling (except for ___ Initial Home Equity Loans in the amount of $____________), that are condominiums, planned unit developments, townhouses, manufactured housing, mixed use properties, multifamily residential, or cooperative, provided that no more than ____% and ____%, respectively, of the Properties are secured by manufactured homes, each of which is considered to be real property under the applicable local law;

                  (v) As of the Cut-Off  Date, no Initial Home Equity Loan has a
            Loan-to-Value Ratio in excess of ___%, except for ___ Home Equity Loans in the amount of $_____________ that had a Loan-to-Value Ratio not greater than 100%;

                  (vi) Each Home Equity Loan is being  serviced by the  Servicer in accordance with the terms of this Indenture;

                  (vii) The  Mortgage  Note  related to each Initial Home Equity
            Loan bears a current Coupon Rate of at least ____% per annum;

                  (viii) Each  Mortgage  Note with  respect to the Initial  Home
            Equity Loans will provide for a schedule of substantially level and equal Monthly Payments which are sufficient to amortize fully the principal balance of such Mortgage Note on or before its maturity date, except for _____ Initial Home Equity Loans, in the amount of $______________, representing _____%, of the aggregate Loan Balance of the Initial Home Equity Loans as of the Cut-Off Date which may provide for a "balloon" payment due at the end of the 15th year (except for ___ Initial Home Equity Loans in the amount of $____________ which provide for "balloon" payments due within 15 months to 150 months;

                  (ix) As of the Startup Day (with  respect to the Initial  Home
            Equity Loans) and any Subsequent Transfer Date (with respect to the Subsequent Home Equity Loans), each Mortgage is a valid and subsisting first or second lien of record (or is in the process of being recorded) on the Property subject in the case of any Second Mortgage Loan only to a Senior Lien on such Property and subject in all cases to the exceptions to title set forth in the title insurance policy or attorney's opinion of title, with respect to the related Home Equity Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

                  (x) Immediately prior to the transfer and assignment of the Home Equity Loans by the Seller to the Depositor and by the Depositor to the Issuer and by the Issuer to the Indenture Trustee herein contemplated, the Seller, the Depositor and the Issuer, as the case may be, held good and indefeasible title to, and was the sole owner of, each Home Equity Loan (including the related Mortgage
            Note) conveyed by the Seller subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in clause (ix) or other liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Indenture Trustee will hold good and indefeasible title to, and be the sole owner of, each Home Equity Loan subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in paragraph (ix) or other liens which will be released simultaneously with such transfer and assignment;

                  (xi) As of the Cut-Off Date, no Initial Home Equity Loan is 30
            days or more  Delinquent  except  that  there are ___  Initial  Home
            Equity Loans, with an outstanding aggregate Loan Balance of $_____________, that are 30 or more days Delinquent but not more than 59 days Delinquent and there are ___ Initial Home Equity Loans with an outstanding aggregate Loan Balance of $__________ that are 60 or more days delinquent but not more than 89 days delinquent;

                   (xii) There is no delinquent tax or assessment lien on any Property, and each Property is free of substantial damage and is in good repair;

                  (xiii) There is no valid and  enforceable  offset,  defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the related Mortgagor to pay the unpaid principal of or interest on such Mortgage Note;

                  (xiv) There is no mechanics' lien or claim for work,  labor or material affecting any Property which is or may be a lien prior to, or equal with, the lien of the related Mortgage except those which are insured against by any title insurance policy referred to in paragraph (xvi) below;

                  (xv) Each Home Equity Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act (as amended by the Riegle Community Development and Regulatory Improvement Act of 1994) and other consumer protection laws, usury, equal credit opportunity, disclosure and recording laws;

                  (xvi) With  respect  to each Home  Equity  Loan  either (a) an attorney's opinion of title has been obtained but no title policy has been obtained (provided that no title policy has been obtained with respect to not more than 2% of the Original Aggregate Loan Balance), or (b) a lender's title insurance policy, issued in standard American Land Title Association form by a title insurance company authorized to transact business in the state in which the related Property is situated, in an amount at least equal to the original balance of such Home Equity Loan together, in the case of a Second Mortgage Loan, with the then-original principal amount of the mortgage note relating to the Senior Lien, insuring the mortgagee's interest under the related Home Equity Loan as the holder of a valid first or second mortgage lien of record on the real property described in the related Mortgage, as the case may be, subject only to exceptions of the character referred to in paragraph (ix) above, was effective on the date of the origination of such Home Equity Loan, and, as of the Startup Day, such policy is valid and thereafter such policy shall continue in full force and effect;

                  (xvii) The  improvements  upon each  Property are covered by a valid and existing hazard insurance policy with a carrier generally acceptable to the Servicer that provides for fire and extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related Home Equity Loan (together, in the case of a Second Mortgage Loan, with the outstanding principal balance of the Senior Lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the full insurable value of the Property;

                  (xviii)  If  any  Property  is in an  area  identified  in the
            Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Property with a carrier generally acceptable to the Servicer in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Home Equity Loan (together, in the case of a Second Mortgage Loan, with the outstanding principal balance of the Senior Lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

                  (xix) Each Mortgage and Mortgage Note are the legal, valid and binding obligation of the maker thereof and are enforceable in accordance with their terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Home Equity Loan had full legal capacity to execute all documents relating to such Home Equity Loan and convey the estate therein purported to be conveyed;

                  (xx) The Seller has caused and will cause to be performed  any and all acts  required to be  performed  to preserve  the rights and remedies of the Indenture Trustee in any Insurance Policies applicable to any Home Equity Loans delivered by the Seller including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Indenture Trustee;

                  (xxi) As of the Startup Day, no more than ____% of the aggregate Loan Balance of the Home Equity Loans will be secured by Properties located within any single zip code area;

                  (xxii) Each original Mortgage was recorded or is in the process of being recorded, and all subsequent assignments of the original Mortgage have been delivered for recordation or have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of or purchasers from the Seller (or, subject to Section 2.05 hereof, are in the process of being recorded); each Mortgage and assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the property securing such Mortgage is located;

                  (xxiii) The terms of each Mortgage Note and each Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Owners and the Note Insurer and which has been delivered to the Indenture Trustee. The substance of any such alteration or modification is reflected on the related Schedule of Home Equity Loans;

                  (xxiv) The  proceeds  of each Home Equity Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording such Home Equity Loans were paid;

                  (xxv) The related Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

                  (xxvi) No Home Equity Loan has a shared appreciation  feature, or other contingent interest feature;

                  (xxvii) Each  Property is located in the state  identified  in the respective Schedule of Home Equity Loans and consists of one or more parcels of real property with a residential dwelling erected thereon;

                  (xxviii)   Each   Mortgage   contains  a  provision   for  the
            acceleration of the payment of the unpaid principal balance of the related Home Equity Loan in the event the related Property is sold without the prior consent of the mortgagee thereunder;

                  (xxix) Any advances  made after the date of  origination  of a
            Home Equity Loan but prior to the Cut-Off Date with respect to the Initial Home Equity Loans (or the relevant Subsequent Cut-Off Date with respect to the Subsequent Home Equity Loans) have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the respective Schedule of Home Equity Loans. The consolidated principal amount does not exceed the original principal amount of the related Home Equity Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the related Mortgagor at the option of the Mortgagor;

                  (xxx) There is no  proceeding  pending or  threatened  for the total or partial condemnation of any Property, nor is such a proceeding currently occurring, and each Property is undamaged by waste, fire, water, flood, earthquake or earth movement;

                  (xxxi) All of the  improvements  which were  included  for the purposes of determining the Appraised Value of any Property lie wholly within the boundaries and building restriction lines of such Property, and no improvements on adjoining properties encroach upon such Property, and are stated in the title insurance policy and affirmatively insured;

                  (xxxii)  No  improvement  located  on or  being  part  of  any
            Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such Property is lawfully occupied under the applicable law;

                  (xxxiii) With respect to each Mortgage  constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Owners or the Trust to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor;

                  (xxxiv)  Each  Mortgage  contains  customary  and  enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption other than any applicable Mortgagor redemption rights available to the related Mortgagor which would materially interfere with the right to sell the related Property at a trustee's sale or the right to foreclose the related Mortgage;

                  (xxxv) There is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the Seller has waived any default, breach, violation or event of acceleration;

                  (xxxvi) No  instrument  of release or waiver has been executed in connection with any Home Equity Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Indenture Trustee;

                  (xxxvii)  The  maturity  date of each Home  Equity  Loan is at least twelve months prior to the maturity date of the related first home equity loan if such first home equity loan provides for a balloon payment;

                  (xxxviii) Each Home Equity Loan was underwritten in accordance with the credit underwriting guidelines of the Seller as set forth in the Seller's Policies and Procedures Manual, as in effect on the date hereof and such Manual conforms in all material respects to the description thereof set forth in the Prospectus Supplement;

                  (xxxix) Each Home Equity Loan was originated based upon a full appraisal, which included an interior inspection of the subject property;

                  (xl) The Home Equity Loans were not selected for  inclusion in the Trust Estate by the Seller on any basis intended to adversely affect the Trust Estate;

                  (xli) No more than ____% of the aggregate  Loan Balance of the
            Initial Home Equity Loans are secured by Properties that are non-owner occupied Properties (i.e., investor-owned and vacation);

                  (xlii) The Seller has no actual knowledge that there exist any hazardous substances, hazard wastes or solid wastes, as such terms are defined in the Comprehensive Environmental

            Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation on any Property;

                  (xliii)  The  Seller  was   properly   licensed  or  otherwise
            authorized, to the extent required by applicable law, to originate or purchase each Home Equity Loan; and the consummation of the transactions herein contemplated, including, without limitation, the receipt of interest by the Owners and the ownership of the Home Equity Loans by the Issuer and subsequent pledge of the Home Equity Loans to the Indenture Trustee will not involve the violation of such laws;

                  (xliv) With respect to each Property subject to a ground lease
            (i) the current ground lessor has been identified and all ground rents which have previously become due and owing have been paid;
            (ii) the ground lease term extends, or is automatically renewable, for at least five years beyond the maturity date of the related Home Equity Loan; (iii) the ground lease has been duly executed and recorded; (iv) the amount of the ground rent and any increases therein are clearly identified in the lease and are for predetermined amounts at predetermined times; (v) the ground rent payment is included in the borrower's monthly payment as an expense item in determining the qualification of the borrower for such Home Equity Loan; (vi) the Trust has the right to cure defaults on the ground lease; and (vii) the terms and conditions of the leasehold do not prevent the free and absolute marketability of the Property. As of the Cut-Off Date, the Loan Balance of the Initial Home Equity Loans with related Properties subject to ground leases does not exceed 1% of the Original Aggregate Loan Balance;

                  (xlv) As of the  Startup  Day,  the Seller has not  received a notice of default of any First Mortgage Loan secured by any Property which has not been cured by a party other than the Seller;

                  (xlvi) No Home  Equity  Loan is  subject to a  temporary  rate reduction pursuant to a buydown program;

                  (xlvii) No more than ____% of the  aggregate  Loan  Balance of the Home Equity Loans was originated under the Seller's non-income verification program;

                  (xlviii)   The  Coupon  Rate  on  each  Home  Equity  Loan  is
            calculated on the basis of a year of 360 days with twelve 30-day months;

                  (xlix) As of the Startup Day, each Subsequent Home Equity Loan to be transferred to the Issuer and subsequently pledged to the Indenture Trustee during the Funding Period has been originated or purchased and identified by the Seller;

                  (l) Neither the operation of any of the terms of each Mortgage
            Note and each Mortgage nor the exercise of any right thereunder will render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, nor subject it to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury;

                  (li) Any  adjustment  to the Coupon Rate on a Home Equity Loan
            [in Group II] has been legal, proper and in accordance with the terms of the related Mortgage Note;

                  [(LII)  NO  HOME   EQUITY   LOAN  IS   SUBJECT   TO   NEGATIVE
            AMORTIZATION; AND

                  (liii) As of the Cut-Off Date (or the Subsequent  Cut-Off Date
            with respect to the Subsequent Home Equity Loans), the FTC holder regulation provided in 16 C.F.R. Part 433 applies to none of the Home Equity Loans.

         (c) In the event that any Qualified Replacement Mortgage is delivered by the Seller to the Indenture Trustee pursuant to Section 2.03, Section 2.04 or
Section 2.06 hereof, the Seller shall be obligated to take the actions described in Section 2.04(a) with respect to such Qualified Replacement Mortgage upon the discovery by any of the Issuer, the Owners, the Seller, the Servicer, the Note Insurer, any Sub-Servicer, the Custodian or the Indenture Trustee that the statements set forth in subsection (b) above are untrue in any material respect on the date such Qualified Replacement Mortgage is conveyed to the Trust Estate such that the interests of the Owners or the Note Insurer in the related Qualified Replacement Mortgage are materially and adversely affected; provided, however, that for the purposes of this subsection (c) the statements in subsection (b) above referring to items "as of the Cut-Off Date" or "as of the Startup Day" shall be deemed to refer to such items as of the date such Qualified Replacement Mortgage is conveyed to the Trust Estate. Notwithstanding the fact that a representation contained in subsection (b) above may be limited to the Seller's knowledge, such limitation shall not relieve the Seller of its repurchase obligation under this Section and Section 2.05 hereof.

         (d) It is  understood  and agreed that the  covenants set forth in this
Section 2.04 shall survive delivery of the respective Home Equity Loans (including Qualified Replacement Mortgage) to the Indenture Trustee or the Custodian.

         (e) The Indenture Trustee shall have no duty to conduct any affirmative investigation other than as specifically set forth in this Indenture as to the occurrence of any condition requiring the repurchase or substitution of any Home Equity Loan pursuant to this Article III or the eligibility of any Home Equity Loan for the purpose of this Indenture.

         Section 2.05 Conveyance of the Initial Home Equity Loans and Qualified Replacement Mortgages.

         (a) On the Startup Day the Seller, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor and the Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys without recourse, to the Issuer all of their respective right, title and interest in and to the Initial Home Equity Loans (other than payments of principal and interest due on the Home Equity Loans on or before the Cut-Off
Date). The transfer by the Seller and the Depositor of the Initial Home Equity Loans set forth on the Schedule of Home Equity Loans to the Issuer is absolute and is intended by the Owners and all parties hereto to be treated as a sale by the Seller and the Depositor. As provided in the Granting Clause hereof, the Issuer hereby Grants to the Indenture Trustee for the exclusive benefit of the Owners of the Notes and the Note Insurer the Trust Estate. The Grant by the Issuer to the Indenture Trustee of the Initial Home Equity Loans set forth on the Schedule of Home Equity Loans to the Indenture Trustee is intended to be treated as a pledge of assets without recourse.

         In the event that either the conveyance above by the Seller to the Depositor or by the Depositor to the Issuer or a conveyance pursuant to Section
2.07 and any Subsequent Transfer Agreement is deemed to be a loan, the parties intend that the Seller shall be deemed to have granted to the Depositor and the Depositor shall be deemed to have granted to the Issuer a security interest in the Trust Estate, and that this Indenture shall constitute a security agreement under applicable law.

         In connection with such sale, transfer, assignment, and conveyance from the Seller to the Depositor, the Seller has filed, in the appropriate office or offices in the States of Delaware and Florida, a UCC-1 financing statement executed by the Seller as debtor, naming the Depositor as secured party and listing the Initial Home Equity Loans and the other property described above as collateral and on or prior to the final Subsequent Transfer Date the Seller will file in such offices a similar UCC-1 financing statement listing the Subsequent Home Equity Loans so transferred as collateral. The characterization of the Seller as a debtor and the Depositor as the secured party in such financing statements is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale of the Seller's entire right, title and interest in the Trust Estate. In connection with such filing, the Seller agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Depositor's interest in the Trust Estate.

         In connection with such sale, transfer, assignment, and conveyance from the Depositor to the Issuer, the Depositor has filed, in the appropriate office or offices in the States of Delaware and Florida a UCC-1 financing statement executed by the Depositor as debtor, naming the Issuer as secured party and listing the Initial Home Equity Loans and the other property described above as collateral and on or prior to the final Subsequent Transfer Date the Depositor will file in such offices a similar UCC-1 financing statement listing the Subsequent Home Equity Loans so transferred as collateral. The characterization of the Depositor as a debtor and the Issuer as the secured party in such financing statements is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale of the Depositor's entire right, title and interest in the Trust Estate. In connection with such filing, the Depositor agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Issuer's, the Owners' and the Note Insurer's interest in the Trust Estate.

         (b) In connection with the transfer and assignment of the Initial Home Equity Loans, or on each Subsequent Transfer Date with respect to the Subsequent Home Equity Loan, the Seller agrees to:

                  (i) deliver without recourse to the Issuer, on the Startup Day with respect to each Initial Home Equity Loan or on each Subsequent Transfer Date with respect to the Subsequent Home Equity Loans, (A) the original Mortgage Notes endorsed in blank or to the order of the Issuer, (B) (I) the original title insurance commitment or a copy thereof certified as a true copy by the closing agent or the Seller, and when available, the original title insurance policy or a copy certified by the issuer of the title insurance policy or (II) the attorney's opinion of title, (C) originals or copies of all intervening assignments certified as true copies by the closing agent or the Seller, showing a complete chain of title from origination to the Issuer, if any, including warehousing assignments, if recorded, (D) originals of all assumption and modification agreements, if any and (E) either: (1) the original Mortgage, with evidence of recording thereon (if such original Mortgage has been returned to the Seller from the applicable recording office) or a copy of the Mortgage certified as a true copy by the closing agent or the Seller, or (2) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

                  (ii) cause, within 60 days following the Startup Day with respect to the Initial Home Equity Loans or on each Subsequent Transfer Date with respect to the Subsequent Home Equity Loans, assignments of the Mortgages to "IMC Home Equity Loan Trust 199_-_ under the Indenture dated as of __________ __, 199_" to be submitted for recording in the appropriate jurisdictions; provided, however, that the Seller shall not be required to prepare an assignment for any Mortgage described in subsection (b)(i)(E)(2) above with respect to which the original recording information has not yet been received from the recording office until such information is received; provided, further, that the Seller shall not be required to record an assignment of a Mortgage if the Seller furnishes to the Issuer, the Indenture Trustee and the Note Insurer, on or before the Startup Day, with respect to the Initial Home Equity Loans or on each Subsequent Transfer Date with respect to the Subsequent Home Equity Loans, at the Seller's expense, an opinion of counsel with respect to the relevant jurisdiction that such recording is not necessary to perfect the Indenture Issuer's interest in the related Home Equity Loans (in form and substance satisfactory to the Note Insurer and the Rating Agencies); provided further, however, notwithstanding the delivery of any legal opinions, each assignment of Mortgage shall be recorded upon the earliest to occur of: (i) reasonable direction by the Note Insurer or (ii) the occurrence of a Servicer Termination Event;

                  (iii) deliver the title insurance policy or title searches, the original Mortgages and such recorded assignments, together with originals or duly certified copies of any and all prior assignments (other than unrecorded warehouse assignments), to the Custodian, on behalf of the Indenture Trustee, within 15 days of receipt thereof by the Seller (but in any event, with respect to any Mortgage as to which original recording information has been made available to the Seller, within one year after the Startup Day with respect to the Initial Home Equity Loans or on each Subsequent Transfer Date with respect to the Subsequent Home Equity Loans); and

                  (iv) furnish to the Issuer, the Indenture Trustee, the Note Insurer and the Rating Agencies at the Seller's expense, an opinion of counsel with respect to the sale and perfection of the Subsequent Home Equity Loans delivered to the Issuer in form and substance satisfactory to the Note Insurer.

         Notwithstanding anything to the contrary contained in this Section 2.05, in those instances where the public recording office retains the original Mortgage, the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Depositor shall be deemed to have satisfied its obligations hereunder upon delivery to the Custodian, on behalf of the Indenture Trustee of a copy of such Mortgage, such assignment or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

         Not later than ten days following the end of the 60-day period referred in clause (ii) of the preceding paragraph, the Seller shall deliver to the Custodian, on behalf of the Indenture Trustee a list of all Mortgages for which no Mortgage assignment has yet been submitted for recording by the Seller, which list shall state the reason why the Seller has not yet submitted such Mortgage assignments for recording. With respect to any Mortgage assignment disclosed on such list as not yet submitted for recording for a reason other than a lack of original recording information, the Custodian, on behalf of the Indenture Trustee shall make an immediate demand on the Seller to prepare such Mortgage assignments, and shall inform the Note Insurer, in writing, of the Seller's failure to prepare such Mortgage assignments. Thereafter, the Custodian, on behalf of the Indenture Trustee shall cooperate in executing any documents prepared by the Note Insurer and submitted to the Custodian, on behalf of the Indenture Trustee in connection with this provision. Following the expiration of the 60-day period referred to in clause (ii) of the preceding paragraph, the Seller shall promptly prepare a Mortgage assignment for any Mortgage for which original recording information is subsequently received by the Seller, and shall promptly deliver a copy of such Mortgage assignment to the Custodian, on behalf of the Indenture Trustee. The Seller agrees that it will follow its normal servicing procedures and attempt to obtain the original recording information necessary to complete a Mortgage assignment. In the event that the Seller is unable to obtain such recording information with respect to any Mortgage prior to the end of the 18th calendar month following the Startup Day with respect to the Initial Home Equity Loans and the relevant Subsequent Transfer Date with respect to Subsequent Home Equity Loans and has not provided to the Custodian, on behalf of the Indenture Trustee a Mortgage assignment with evidence of recording thereon relating to the assignment of such Mortgage to the Issuer, the Custodian, on behalf of the Indenture Trustee shall notify the Seller of the Seller's obligation to provide a completed assignment (with evidence of recording thereon) on or before the end of the 20th calendar month following the Startup Day with respect to the Initial Home Equity Loans and the relevant Subsequent Transfer Date with respect to Subsequent Home Equity Loans. A copy of such notice shall be sent by the Custodian, on behalf of the Indenture Trustee to the
Note Insurer. If no such completed assignment (with evidence of recording thereon) is provided before the end of such 20th calendar month, the related Home Equity Loan shall be deemed to have breached the representation contained in clause (xxii) of Section 2.04(b) hereof; provided, however, that if as of the end of such 20th calendar month the Seller demonstrates to the satisfaction of the Note Insurer that it is exercising its best efforts to obtain such completed assignment and, during each month thereafter until such completed assignment is delivered to the Custodian, on behalf of the Indenture Trustee, the Seller continues to demonstrate to the satisfaction of the Note Insurer that it is exercising its best efforts to obtain such completed assignment, the related Home Equity Loan will not be deemed to have breached such representation. The requirement to deliver a completed assignment with evidence of recording thereon will be deemed satisfied upon delivery of a copy of the completed assignment certified by the applicable public recording office.

         Copies of all Mortgage assignments received by the Custodian, on behalf of the Indenture Trustee shall be retained in the related File.

         All  recording   required  pursuant  to  this  Section  2.05  shall  be
accomplished at the expense of the Seller.

         (c) In the case of Initial Home Equity Loans which have been prepaid in full on or after the Cut-Off Date and prior to the Startup Day, the Seller, in lieu of the foregoing, will deliver within six (6) days after the Startup Day to the Indenture Trustee a certification of an Authorized Officer in the form set forth in Exhibit E.

         (d) The Seller shall transfer, assign, set over and otherwise convey without recourse, to the Issuer all right, title and interest of the Seller in and to any Qualified Replacement Mortgage delivered to the Custodian, on behalf of the Indenture Trustee on behalf of the Trust Estate by the Seller pursuant to
Section 2.03, 2.04 or 2.06 hereof and all its right, title and interest to principal and interest due on such Qualified Replacement Mortgage after the applicable Replacement Cut-Off Date; provided, however, that the Seller shall reserve and retain all right, title and interest in and to payments of principal and interest due on such Qualified Replacement Mortgage on or prior to the applicable Replacement Cut-Off Date.

         (e) As to each Home Equity Loan released from the Trust Estate in connection with the conveyance of a Qualified Replacement Mortgage therefor, the Indenture Trustee and the Issuer will transfer, assign, set over and otherwise convey without recourse or representation, on the Seller's order, all of its right, title and interest in and to such released Home Equity Loan and all the Trust Estate's right, title and interest to principal and interest due on such released Home Equity Loan after the applicable Replacement Cut-Off Date; provided, however, that the Issuer shall reserve and retain all right, title and interest in and to payments of principal and interest due on such released Home Equity Loan on or prior to the applicable Replacement Cut-Off Date.

         (f) In connection with any transfer and assignment of a Qualified Replacement Mortgage to the Indenture Trustee on behalf of the Trust Estate, the Seller agrees to (i) deliver without recourse to the Custodian, on behalf of the Indenture Trustee on the date of delivery of such Qualified Replacement Mortgage the original Mortgage Note relating thereto, endorsed in blank or to the order of the Issuer (ii) cause promptly to be recorded an assignment in the appropriate jurisdictions, (iii) deliver the original Qualified Replacement Mortgage and such recorded assignment, together with original or duly certified copies of any and all prior assignments, to the Indenture Trustee, on behalf of the Issuer within 15 days of receipt thereof by the Seller (but in any event within 120 days after the date of conveyance of such Qualified Replacement Mortgage) and (iv) deliver the title insurance policy, or where no such policy is required to be provided under Section 2.05(b)(i)(B), the other evidence of title in same required in Section 2.05(b)(i)(B).

         (g) As to each Home Equity Loan released from the Trust Estate in connection with the conveyance of a Qualified Replacement Mortgage the Custodian, on behalf of the Indenture Trustee shall deliver on the date of conveyance of such Qualified Replacement Mortgage and on the order of the Seller
(i) the original Mortgage Note relating thereto, endorsed without recourse or representation, to the Seller, (ii) the original Mortgage so released and all assignments relating thereto and (iii) such other documents as constituted the File with respect thereto.

         (h) If a Mortgage assignment is lost during the process of recording, or is returned from the recorder's office unrecorded due to a defect therein, the Seller shall prepare a substitute assignment or cure such defect, as the case may be, and thereafter cause each such assignment to be duly recorded.

         Section 2.06               Acceptance  by  Indenture  Trustee; Certain
                                    Substitutions    of   Home   Equity   Loans;
                                    Certification by Indenture Trustee.

         (a) The Indenture Trustee agrees to execute and deliver and to cause the Custodian to execute and deliver on the Startup Day an acknowledgment of receipt of the items delivered by the Seller or the Depositor in the forms attached as Exhibit F-1 and Exhibit F-2 hereto, and declares through the Custodian that it will hold such documents and any amendments, replacement or supplements thereto, as well as any other assets included in the definition of Trust Estate and delivered to the Custodian, on behalf of the Indenture Trustee, as Indenture Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Owners. The Indenture Trustee agrees, for the benefit of the Owners, to cause the Custodian to review such items within 45 days after the Startup Day (or, with respect to any document delivered after the Startup Day, within 45 days of receipt and with respect to any Subsequent Home Equity Loan or Qualified Replacement Mortgage, within 45 days after the assignment thereof) and to deliver to the Issuer, the Depositor, the Seller, the Servicer and the Note Insurer a certification in the form attached hereto as Exhibit G (a "Pool Certification") to the effect that, as to each Home Equity Loan listed in the Schedule of Home Equity Loans (other than any Home Equity Loan paid in full or any Home Equity Loan specifically identified in such Pool Certification as not covered by such Pool Certification), (i) all documents required to be delivered to it pursuant to Section 2.05(b)(i) of this Indenture are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Home Equity Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Home Equity Loans accurately reflects the information set forth in the File. The Indenture Trustee shall have no responsibility for reviewing any File except as expressly provided in this subsection 2.06(a). Without limiting the effect of the preceding sentence, in reviewing any File, the Indenture Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment is in proper form (except to determine if the Indenture Trustee is the assignee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded. The Indenture Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face, nor shall the Indenture Trustee be under any duty to determine independently whether there are any intervening assignments or assumption or modification agreements with respect to any Home Equity Loan.

         (b) If the Custodian, on behalf of the Indenture Trustee during such 45-day period finds any document constituting a part of a File which is not executed, has not been received, or is unrelated to the Home Equity Loans identified in the Schedule of Home Equity Loans, or that any Home Equity Loan does not conform to the description thereof as set forth in the Schedule of Home Equity Loans, the Custodian, on behalf of the Indenture Trustee shall promptly so notify the Issuer, the Depositor, the Seller, the Owners and the Note Insurer. In performing any such review, the Custodian, on behalf of the Indenture Trustee may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the review of the items delivered by the Seller pursuant to
Section  2.05(b)(i) is limited solely to confirming that the documents listed in
Section 2.05(b)(i) have been executed and received, relate to the Files identified in the Schedule of Home Equity Loans and conform to the description thereof in the Schedule of Home Equity Loans. The Seller agrees to use reasonable efforts to remedy a material defect in a document constituting part of a File of which it is so notified by the Custodian, on behalf of the Indenture Trustee. If, however, within 90 days after such notice to it respecting such defect the Seller has not remedied the defect and the defect materially and adversely affects the interest in the related Home Equity Loan of the Owners or the Note Insurer, the Seller will (or will cause an affiliate of the Seller to) on the next succeeding Monthly Remittance Date (i) substitute in lieu of such Home Equity Loan a Qualified Replacement Mortgage and deliver the Substitution Amount to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Home Equity Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account.

         (c) In addition to the foregoing, the Custodian, on behalf of the Indenture Trustee also agrees to make a review during the 12th month after the Startup Day indicating the current status of the exceptions previously indicated on the Pool Certification (the "Final Certification"). After delivery of the Final Certification, the Custodian, on behalf of the Indenture Trustee and the Servicer shall provide to the Note Insurer no less frequently than monthly updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

         Section 2.07            Conveyance of the Subsequent Home Equity Loans.

         (a) Subject to the  satisfaction of the conditions set forth in Section
2.05 and paragraphs (b), (c) and (d) below (based on the Custodian's review of such conditions) in consideration of the Indenture Trustee's delivery on the relevant Subsequent Transfer Dates to or upon the order of the Seller of all or a portion of the balance of funds in the Pre-Funding Account, the Seller shall on any Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey without recourse, to the Depositor and the Depositor shall sell, transfer, assign, set over and otherwise convey without recourse, to the Issuer, and the Issuer shall pledge, transfer, assign, set over and otherwise Grant without recourse to the Indenture Trustee for the benefit of the Owners of the Notes and the Note Insurer all of the Seller's right, title and interest in and to any and all benefits accruing to the Seller from the Subsequent Home Equity Loans (other than any principal and interest due on or prior to the relevant Subsequent Cut-Off Date) which the Seller is causing to be delivered to the Custodian, on behalf of the Indenture Trustee herewith (and all substitutions therefor as provided by Section 2.03, 2.04 and 2.06), together with the related Subsequent Home Equity Loan documents and the Seller's interest in any Property which secured a Subsequent Home Equity Loan but which has been acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing and proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Subsequent Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing). Notwithstanding anything to the contrary herein, there shall be no more than three Subsequent Transfer Dates during the Funding Period.

     The transfer by the Seller (through the Depositor) of the Subsequent Home Equity Loans set forth on the related Schedule of Home Equity Loans to the Issuer shall be absolute and shall be intended by the Owners and all parties hereto to be treated as a sale by the Seller to the Depositor and by the Depositor to the Issuer. The Grant by the Issuer to the Indenture Trustee is intended to be treated as a pledge of assets without recourse. [Any Subsequent Home Equity Loan transferred shall be included in one and only one of either Group I or Group II.] The amount released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate principal balances of the Subsequent Home Equity Loans so transferred. Upon the transfer by the Seller of the Subsequent Home Equity Loans hereunder, such Subsequent Home Equity Loans (and all principal and interest due thereon subsequent to the Subsequent Cut-Off
Date) and all other rights and interests with respect to such Subsequent Home Equity Loans transferred pursuant to a Subsequent Transfer Agreement shall be deemed for all purposes hereunder to be part of the Trust Estate.

         (b) The obligation of the Indenture Trustee to accept the transfer of the Subsequent Home Equity Loans and the other property and rights related thereto described in paragraph (a) above is subject to the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

         (i) the Seller shall have provided the Issuer, the Indenture Trustee and the Note Insurer with an Addition Notice and shall have provided any information reasonably requested by any of the foregoing with respect to the Subsequent Home Equity Loans;

        (ii) the Seller shall have delivered to the Indenture Trustee a duly executed written Subsequent Transfer Agreement (including an acceptance by the Indenture Trustee) in substantially the form of Exhibit D hereto, which shall indicate whether such Subsequent Home Equity Loan is to be assigned to Group I or Group II and which shall include a Schedule of Home Equity Loans, listing the Subsequent Home Equity Loans and any other exhibits listed thereon;

       (iii) the Seller shall have delivered to the Servicer for deposit in the Principal and Interest Account all principal and interest due in respect of such Subsequent Home Equity Loans after the related Subsequent Cut-Off Date;

        (iv) as of each Subsequent Transfer Date, neither the Seller nor the Depositor was insolvent, nor will either of them be made insolvent by such transfer, nor is either of them aware of any pending insolvency;

        (v) the Funding Period with respect to the related Group shall not have ended;

        (vi) the Seller and the Depositor each shall have delivered to the Issuer, the Indenture Trustee and the Note Insurer an Officer's Note confirming the satisfaction of each condition precedent specified in this paragraph (b) and in the related Subsequent Transfer Agreement and the Note Insurer shall have consented to such transfer; and

       (vii) the Seller shall have delivered to the Issuer, the Indenture Trustee and the Note Insurer opinions of counsel with respect to the transfer of the Subsequent Home Equity Loans substantially in the form of the opinions of counsel delivered to the Issuer, the Indenture Trustee and the Note Insurer on the Startup Day with respect to the Initial Home Equity Loans (bankruptcy, corporate and tax).

         (c)      Reserved.

         (d) The obligation of the Issuer to purchase a Subsequent Home Equity Loan on any Subsequent Transfer Date is subject to the following requirements any of which may, at the Seller's request, be waived or modified by the Note Insurer by a written waiver, (a copy of which waiver shall be delivered to the Issuer, the Indenture Trustee, Standard & Poor's and Moody's): (i) such Subsequent Home Equity Loan will be an adjustable-rate Home Equity Loan; (ii) the original term to maturity of such Subsequent Home Equity Loan may not exceed 30 years; (iii) such Subsequent Home Equity Loan will have a Coupon Rate of not less than ____%; (iv) such Subsequent Home Equity Loan is not secured by a Property that is a manufactured home; (v) such Subsequent Home Equity Loan will be in a first lien position; (vi) such Subsequent Home Equity Loan will not be 30 days or more contractually Delinquent as of the Subsequent Cut-Off Date; and
(vii) following the purchase of such Subsequent Home Equity Loan by the Trust, the Home Equity Loans (including the Subsequent Home Equity Loans); (a) will have a weighted average Coupon Rate of at least ____%; (b) will have a weighted average combined Loan-to- Value Ratio of not more than ___%, (c) will not have any Balloon Loans; and (e) will have no Subsequent Home Equity Loan with a Loan Balance in excess of $_______.

         (e) In connection with each Subsequent Transfer Date and, if applicable, on the Payment Date occurring in __________ 199_, the Indenture Trustee shall determine: (i) the amount and correct dispositions of the
Capitalized Interest Requirement, Overfunded Interest Amount, Pre-Funding Account Earnings and the Pre-Funded Amount and (ii) any other necessary matters in connection with the administration of the Pre-Funding Account and of the Capitalized Interest Account. In the event that any amounts are released as a result of an error in calculation to the Owners or Depositor from the Pre-Funding Account or from the Capitalized Interest Account, such Owners or the Depositor shall immediately repay such amounts to the Indenture Trustee or the Indenture Trustee shall have the right to withhold such amounts from future distributions on such Notes.

         On the Payment Date in __________ 199_, if the Subsequent Home Equity Loans, in the aggregate, do not comply in all material respects with the conditions specified in Sections 2.07(c) and (d) above, or there is a proposed change in the Note Insurer credit risk exposure by the Rating Agencies, the Note Insurer may increase the related Specified Subordinated Amount by an amount necessary to cause such rating, without regard to the related Note Insurance Policy, to be maintained at the level assigned on the Startup Day.

         Section 2.08               Custodian.

         Notwithstanding anything to the contrary in this Indenture, the parties hereto acknowledge that the functions of the Indenture Trustee with respect to the custody, acceptance, inspection and release of the Files pursuant to Sections 2.05, 2.06, 2.07 and 7.14 and the related Pool Certification and Final Certification shall be performed by the Custodian pursuant to the Custodial Agreement. The fees and expenses of the Custodian will be paid by the Seller.

                                END OF ARTICLE II

                                   ARTICLE III

                           ISSUANCE AND SALE OF NOTES

         Section 3.01               Issuance of Notes.

         On the Startup Day, upon the Indenture Trustee's receipt from the Seller of an executed Delivery Order in the form set forth as Exhibit H hereto, the Owner Trustee shall execute and the Indenture Trustee shall authenticate and deliver the Notes on behalf of the Issuer.

         Section 3.02               Sale of Notes.

         At 11 a.m. New York City time on the Startup Day, at the offices of _______________________ (or at such other location acceptable to the Seller), the Indenture Trustee will deliver (i) to the Underwriters, the Notes with an aggregate Percentage Interest equal to 100% registered in the name of Cede & Co. or in such other names as the Underwriters shall direct, against payment of the purchase price thereof by wire transfer of immediately available funds to the Indenture Trustee and (ii) to the respective registered Owner thereof, Issuer's Certificate with a Percentage Interest equal to 100%, registered in the name of the initial purchaser thereof (all such events shall be referred to herein as the "Closing").

         Upon the Indenture Trustee's receipt of the entire net proceeds of the sale of the Notes, the Seller shall instruct the Indenture Trustee to deposit an amount equal to the Original Aggregate Pre-Funded Amount in the Pre-Funding Account contributed out of such proceeds or otherwise. The Indenture Trustee shall then remit the entire balance of such net proceeds in accordance with instructions delivered by the Seller.



                               END OF ARTICLE III

                                   ARTICLE IV

                         NOTES AND TRANSFER OF INTERESTS

         Section 4.01               Terms.

         (a) The Notes shall be designated Adjustable Rate "Asset Backed Notes, Series 199_-_" of the Issuer and shall have the rights described therein and herein. The Notes are payable solely from payments received on or with respect to the Home Equity Loans (net of the Servicing Fees, Indenture Trustee Fees, Premium Amounts and Indenture Trustee Reimbursable Expenses), moneys in the Principal and Interest Account, except as otherwise provided herein, moneys in the Pre-Funding Account and the Capitalized Interest Account, from earnings on moneys and the proceeds of property held as a part of the Trust Estate and, upon the occurrence of certain events, from Insured Payments. Each Note entitles the Owner thereof to receive monthly on each Payment Date, in order of priority of distributions with respect to such Notes as set forth in Section 6.03, a specified portion of such payments with respect to the Home Equity Loans, certain related Insured Payments, pro rata in accordance with such Owner's Percentage Interest and certain amounts payable from the Capitalized Interest Account and from the Pre-Funding Account.

         (b) Each Owner is required, and hereby agrees, to return to the Indenture Trustee, any Note with respect to which the Indenture Trustee has made the final distribution due thereon. Any such Note as to which the Indenture Trustee has made the final distribution thereon shall be deemed cancelled and shall no longer be Outstanding for any purpose of this Indenture, whether or not such Note is ever returned to the Indenture Trustee.

         Section 4.02               Forms.

         The Notes and the Issuer's Certificate shall be in substantially the forms set forth in Exhibits A attached hereto. Each Note may have such letters, numbers or other marks of identification and such legends or endorsements place thereon as may be required to comply with the rules of any securities exchange on which the Notes may be listed, or as may, consistently herewith, be determined by the Authorized Officers of the Owner Trustee executing such Notes as evidenced by their execution thereof.

         Section 4.03               Execution, Authentication and Delivery.

         Each Note and Issuer's Certificate shall be executed on behalf of the Issuer, by the manual signature of one of the Owner Trustee's Authorized Officers. In addition, each Note and Issuer Certificate shall be authenticated by the manual signature of one of the Indenture Trustee's Authorized Officers.

         Notes or Issuer's Certificates bearing the manual signature of individuals who were at any time the proper officers of the Owner Trustee shall, upon proper authentication by the Owner Trustee, bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Notes or Issuer's Certificates or did not hold such offices at the date of authentication of such Notes or Issuer's Certificates.

         The initial Notes and Issuer's Certificates shall be dated as of the Startup Day and delivered at the Closing. Subsequently issued Notes will be dated as of the issuance of the Note.

         No Note or Issuer's Certificate shall be valid until executed and authenticated as set forth above.

         The Issuer's Certificates will initially be issued in the name of the Depositor and will not be transferable pursuant to this Article IV.

         Section 4.04               Registration and Transfer of Notes.

         (a) The Issuer shall cause to be kept a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfer of Notes. The Indenture Trustee is hereby initially appointed Registrar for the purpose of registering Notes and transfers of Notes as herein provided. The Note Insurer, the Owners and the Indenture Trustee shall have the right to inspect the Register during the Indenture Trustee's normal hours and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a bond executed on behalf of the Registrar by an Authorized Officer thereof and by an Authorized Officer of the Owner Trustee as to the names and addresses of the Owners of the Notes and the principal amounts and numbers of such Notes.

         If a Person other than the Indenture Trustee is appointed as Registrar by the Owners of a majority of the aggregate Percentage Interests represented by the Notes then Outstanding with the consent of the Note Insurer, or if there are no longer any Notes then Outstanding, by such majority of the Percentage Interests represented by the owners of the Issuer's Certificates, such Owners shall give the Indenture Trustee, the Note Insurer and the Owners prompt written notice of the appointment of such Registrar and of the location, and any change in the location, of the Register. In connection with any such appointment the reasonable fees of the Registrar shall be paid, as expenses of the Issuer, pursuant to Section 6.06 hereof.

         (b) Subject to the provisions of Section 4.08 hereof, upon surrender for registration of transfer of any Note at the office designated as the location of the Register, upon the direction of the Registrar, the Owner Trustee shall execute and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in the aggregate principal amount or percentage interest of the Note so surrendered.

         (c) At the option of any Owner, Notes owned by such Owner may be exchanged for other Notes authorized of like aggregate original principal amount or percentage interest and bearing numbers not contemporaneously outstanding, upon surrender of the Notes to be exchanged at the office designated as the location of the Register. Whenever any Note is so surrendered for exchange, upon the direction of the Registrar, the Owner Trustee shall execute and the Indenture Trustee shall authenticate and deliver the Note or Notes which the Owner making the exchange is entitled to receive.

         (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing of the same debt and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

         (e) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Owner thereof or his attorney duly authorized in writing.

         (f) No service charge shall be made to an Owner for any registration of transfer or exchange of Notes, but the Registrar or Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes; any other expenses in connection with such transfer or exchange shall be an expense of the Issuer.

         (g) It is intended that the Notes be registered so as to participate in a global book-entry system with the Depository, as set forth herein. The Notes shall, except as otherwise provided in Subsection (h), be initially issued in the form of a single fully registered Note. Upon initial issuance, the ownership of each such Note shall be registered in the Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository.

         On the Startup Day, no Notes shall be issued in denominations of less than $1,000 and integral multiples thereof.

         The Issuer and the Indenture Trustee are hereby authorized to execute and deliver the Representation Letter with the Depository in the form provided to the Indenture Trustee by the Issuer.

         With respect to the Notes registered in the Register in the name of Cede & Co., as nominee of the Depository, the Issuer, the Depositor, the Servicer, the Seller, the Note Insurer and the Indenture Trustee shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds Notes from time to time as a Depository. Without limiting the immediately preceding sentence, the Issuer, the Depositor, the Servicer, the Seller, the Note Insurer and the Indenture Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to the ownership interest in the Notes, (ii) the delivery to any Direct or Indirect Participant or any other Person, other than a registered Owner of a Note as shown in the Register, of any notice with respect to the Notes or (iii) the payment to any Direct or Indirect Participant or any other Person, other than a registered Owner of a Note as shown in the Register, of any amount with respect to any distribution of principal or interest on the Notes. No Person other than a registered Owner of a Note as shown in the Register shall receive a certificate evidencing such Note.

         Upon delivery by the Depository to the Indenture Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the registered Owners of Notes appearing as registered Owners in the registration books maintained by the Indenture Trustee at the close of business on a Record Date, the name "Cede & Co." in this Indenture shall refer to such new nominee of the Depository.

         (h) In the event that (i) the Depository or the Issuer advises the Indenture Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Notes and the Issuer or the Indenture Trustee is unable to locate a qualified successor or (ii) the Issuer at its sole option elects to terminate the book-entry system through the Depository, the Notes shall no longer be restricted to being registered in the Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Issuer may determine that the Notes shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Issuer and at the Issuer's expense, or such depository's agent or designee but, if the Issuer does not select such alternative global book-entry system, then the Notes may be registered in whatever name or names registered Owners of the Notes transferring Notes shall designate, in accordance with the provisions hereof.

         (i) Notwithstanding any other provision of this Indenture to the contrary, so long as any Note is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Notes and all notices with respect to such Notes shall be made and given, respectively, in the manner provided in the Representation Letter.

         Section 4.05               Mutilated, Destroyed, Lost or Stolen Notes.

         If (i) any mutilated Note is surrendered to the Registrar, or the Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) in the case of any mutilated Note, such mutilated Note shall first be surrendered to the Registrar, and in the case of any destroyed, lost or stolen Note, there shall be first delivered to the Registrar such security or indemnity as may be reasonably required by it to hold the Registrar, the Issuer and the Note Insurer harmless (provided, that with respect to an Owner which is an institutional investor, a letter of indemnity furnished by it shall be sufficient for this purpose), then, in the absence of notice to the Registrar or the Registrar that such Note has been acquired by a bona fide purchaser, the Owner Trustee shall execute and the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor and aggregate principal amount, bearing a number not contemporaneously outstanding.

         Upon the issuance of any new Note under this Section, the Registrar or Issuer may require the payment from the transferor or transferee of the related Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto; any other expenses in connection with such issuance shall be an expense of the Issuer.

         Every new Note issued pursuant to this Section in exchange for or in lieu of any mutilated, destroyed, lost or stolen Note shall constitute evidence of a substitute obligation of the Issuer, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder and such mutilated, destroyed, lost or stolen Note shall not be valid for any purpose.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 4.06               Persons Deemed Owners.

         Prior to due presentment for registration of transfer of any Note, the Issuer, the Note Insurer, the Indenture Trustee and any agent of the Indenture Trustee may treat the Person in whose name any Note is registered as the Owner of such Note for the purpose of receiving distributions with respect to such Note and for all other purposes whatsoever, and neither the Issuer, the Note Insurer, the Indenture Trustee nor any agent of the Indenture Trustee shall be affected by notice to the contrary.

         Section 4.07               Cancellation.

         All Notes surrendered for registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Registrar, be delivered to the Registrar and shall be promptly cancelled by it. No Note shall be authenticated in lieu of or in exchange for any Note cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held by the Registrar in accordance with its standard retention policy.


                                END OF ARTICLE IV

                                    ARTICLE V

                                    COVENANTS

         Section 5.01               Payment of Notes.

         The Issuer will pay or cause to be duly and punctually paid the principal of, and interest on, the Notes in accordance with the terms of the Notes and this Indenture. The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Trust Estate as provided in this Indenture and the Issuer shall not otherwise be liable for payments on the Notes. No person shall be personally liable for any amounts payable under the Notes. If any other provision of this Indenture conflicts or is deemed to conflict with the provisions of this Section 5.01, the provisions of this Section 5.01 shall control.

         Section 5.02               Distributions.

         On each Payment Date, the Indenture Trustee will withdraw amounts from the Note Account and make the distributions with respect to the Notes and the Issuer's Certificates in accordance with the terms of the Notes and the Issuer's Certificates and this Indenture. Such distributions shall be made (i) in the case of the Notes registered in the name of the Depository, by wire transfer to the Depository or (ii) by check or draft mailed on each Payment Date or (iii) if requested by any Owner (other than the Depository) of a Note having an original principal balance of not less than $1,000,000 in writing not later than one Business Day prior to the applicable Record Date (which request does not have to be repeated unless it has been withdrawn), to such Owner by wire transfer to an account within the United States designated no later than five Business Days prior to the related Record Date, made on each Payment Date, in each case to each Owner of record on the immediately preceding Record Date.

         Section 5.03               Money for Distributions to be Held in Trust;
                                    Withholding.

         (a) All payments of amounts due and payable with respect to any Note or Issuer Certificate that are to be made from amounts withdrawn from the Note Account or from Insured Payments shall be made by and on behalf of the Issuer by the Paying Agent, and no amounts so withdrawn from the Note Account for payments of Notes or Issuer's Certificates and no Insured Payment shall be paid over to the Issuer except as provided in this Section.

         (b) If the Issuer has  appointed  a Paying  Agent  pursuant  to Section
11.15 hereof, the Indenture Trustee will, on the Business Day immediately preceding each Payment Date, deposit with such Paying Agent in immediately available funds an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the Note Account) such sum to be held in trust for the benefit of the Owners entitled thereto.

         (c) The Issuer may at any time direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         (d) The Issuer shall require the Paying Agent, including the Indenture Trustee on behalf of the Trust Estate to comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made by it to any Owner of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         (e) Any money held by the Indenture Trustee or a Paying Agent in trust for the payment of any amount due with respect to any Note remaining unclaimed by the Owner of such Note for the period then specified in the escheat laws of the State of New York after such amount has become due and payable shall be discharged from such trust and be paid to the Note Insurer on account of any Reimbursement Amount and second to the holders of the Issuer's Certificates; and the Owners of the Notes shall thereafter, as an unsecured general creditor, look only to the holders of the Issuer's Certificates and not to the Note Insurer for payment thereof (but only to the extent of amount so paid to the holders of the Issuer's Certificates) and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent before being required to make any such payment, may at the expense of the Issuer cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed and that, after a date specified therein, which shall be not fewer than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Note Insurer on account of any Reimbursement Amount or to the holders of the Issuer's Certificates. The Indenture Trustee shall, at the direction of the Issuer, also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such payment (including but not limited to mailing notice of such payment to Owners whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Registrar, the Indenture Trustee or any Paying Agent, at the last address of record for each such Owner).

         Section 5.04               Opinions as to Trust Estate.

         On the date of execution of this Indenture and on or before __________ in each calendar year, beginning with the first calendar year commencing after the Closing Date, the Issuer shall furnish to the Indenture Trustee an opinion of counsel reasonably satisfactory in form and substance to the Indenture Trustee either stating that, in the opinion of such counsel, such action has been taken as is necessary to maintain the lien security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such opinion of counsel shall also describe all such action, if any, that will, in the opinion of such counsel, be required to be taken to maintain the lien and security interest of this Indenture with respect to the Trust Estate until _________ in the following calendar year.

         Section 5.05               Protection of Trust Estate.

         (a) Subject to Sections 9.01(e) and 9.01(g), the Indenture Trustee will hold the Trust Estate in trust for the benefit of the Owners and the Note Insurer and, upon request of the Note Insurer or, with the consent of the Note Insurer, at the request of the Issuer, will from time to time execute and deliver all such supplements and amendments hereto pursuant to Section 11.14 hereof and all instruments of further assurance and other instruments, and will take such other action upon such request from the Issuer (with the consent of the Note Insurer) or the Note Insurer, to:

                  (i) Grant  more  effectively  all or any  portion of the Trust
            Estate;

                  (ii) maintain or preserve the lien of this  Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of, or protect the validity of any grant made or to be made by this Indenture;

                  (iv) enforce any of the Home Equity Loans; or

                  (v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Owners, in such Trust Estate against the claims of all Persons and parties.

         To the extent not covered by the indemnity or other security contemplated by 9.01(e) and 9.01(g), the Indenture Trustee shall be reimbursed for any costs or expenses associated with this section pursuant to Section 6.03(b)(iv)(D) hereof.

         (b) The Indenture Trustee shall have the power to enforce, and shall enforce the obligations and rights of the other parties to this Indenture, and of the Note Insurer or the Owners, by action, suit or proceeding at law or equity, and shall also have the power to enjoin, by action or suit in equity, any acts or occurrences which may be unlawful or in violation of the rights of the Note Insurer as such rights are set forth in this Indenture; provided, however, that nothing in this Section shall require any action by the Indenture Trustee unless the Indenture Trustee shall first (i) have been furnished indemnity satisfactory to it and (ii) when required by this Indenture, have been requested by the Note Insurer or the Owners of a majority of the Percentage Interests represented by the Notes then Outstanding with the consent of the Note Insurer or, if there are no longer any Notes then Outstanding, by such majority of the Percentage Interests represented by the Issuer's Certificates; provided, further, however, that if there is a dispute with respect to payments under the
Note Insurance Policies the Indenture Trustee's first responsibility is to the Owners.

         (c) The Indenture Trustee shall execute any instrument required pursuant to this Section so long as such instrument does not conflict with this Indenture or with the Indenture Trustee's fiduciary duties, or adversely affect its rights and immunities hereunder.

         Section 5.06               Performance of Obligations.

         The Indenture Trustee will not take any action that would release any Person from any of such Person's covenants or obligations under any instrument or document relating to the Notes or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or document, except as expressly provided in this Indenture or such other instrument or document.

         The Indenture Trustee may contract with other Persons to assist it in performing its duties hereunder pursuant to Section 9.03(g); provided, that the Indenture Trustee shall remain liable for the performance of any such duties notwithstanding any such contractual arrangement.

         Section 5.07               Negative Covenants.

         The Issuer will not:

                  (i) sell,  transfer,  exchange or otherwise  dispose of any of the Trust Estate except as expressly permitted by this Indenture;

                  (ii) claim any credit on or make any deduction from the distributions payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Owner by reason of the payment of any taxes levied or assessed upon any of the Trust Estate;

                  (iii) engage in any business or activity other than as permitted by the Trust Agreement or other than in connection with, or relating to, the issuance of the Notes pursuant to this Indenture or amend the Trust Agreement, as in effect on the Closing Date, other than in accordance with Section 11.01;

                  (iv) incur, assume, issue, guaranty or otherwise become liable for any indebtedness other than the Notes, or incur, assume, guaranty or agree to indemnify any Person with respect to any indebtedness of any Person, except pursuant to this Indenture;

                  (v) dissolve or liquidate in whole or in part; or

                  (vi) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be impaired, amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenant or obligation under this Indenture, except as may be expressly permitted hereby, (B) permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture or any lien permitted herein) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid perfected first priority security interest in the trust Estate; or

                  (vii) take any other  action or fail to take any  action  that may cause the Issuer to be taxable as (A) an association pursuant to
            Section 7701 of the Code or (B) as a taxable mortgage pool pursuant to Section 7701(i) of the Code.

         Section 5.08               Limitation of Suits.

         No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Note Insurance Policies, or for the appointment of a receiver or trustee, or for any other remedy with respect to an event of default hereunder, unless:

          (1) such Owner has previously given written notice to the Indenture Trustee of such Owner's intention to institute such proceeding;

          (2) the Owners of not less than 25% of the Percentage Interests represented by the Notes then Outstanding or, if there are no Notes then Outstanding, by a majority of the Percentage Interests represented by the Issuer's Certificates, shall have made written request to the Indenture Trustee to institute such proceeding in its own name as Indenture Trustee hereunder;

          (3) such Owner or Owners have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceeding;

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          (5)  the Note  Insurer has  consented in writing  thereto  (unless the
               Note Insurer is the party against whom the proceeding is directed); and

          (6) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Owners of a majority of the Percentage Interests represented by the Notes or, if there are no Notes then Outstanding by a majority of the Percentage Interests represented by the Issuer's Certificates;

it being understood and intended that no one or more Owners shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Owner or to obtain or to seek to obtain priority or preference over any other Owner or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Owners.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Owners, each representing less than a majority of the Notes then Outstanding and each conforming to paragraphs (1)-(6) of this Section 5.08, the Note Insurer
[INDENTURE TRUSTEE?] in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provision of this Indenture (unless the Note Insurer is the party against whom the proceeding is directed and in such case the Servicer shall determine what action if any shall be taken).

         Section 5.09               Unconditional  Rights  of Owners  to Receive
                                    Distributions.

         Notwithstanding any other provision in this Indenture, the Owner of any Note shall have the right, which is absolute and unconditional, to receive distributions to the extent provided herein and therein with respect to such Note or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

         Section 5.10               Rights and Remedies Cumulative.

         Except as otherwise provided herein, no right or remedy herein conferred upon or reserved to the Indenture Trustee, the Note Insurer or to the Owners is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as otherwise provided herein, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.11               Delay or Omission Not Waiver.

         No delay of the Indenture Trustee, the Note Insurer or any Owner of any Note to exercise any right or remedy under this Indenture shall impair any such right or remedy or constitute a waiver of such right or remedy. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Note Insurer or to the Owners may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Note Insurer, or by the Owners, as the case may be.

         Section 5.12               Control by Owners.

         The Note Insurer or the Owners of a majority of the Percentage Interests represented by the Notes then Outstanding with the consent of the Note Insurer or, if there are no longer any Notes then

Outstanding, by such majority of the Percentage Interests represented by the Issuer's Certificates then Outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes or the Trust Estate, including, but not limited to, those powers set forth in Section 5.03 and Section 7.20 hereof, provided that:

          (1) such direction shall not be in conflict with any rule of law or with this Indenture;

          (2) the Indenture Trustee shall have been provided with indemnity satisfactory to it; and

          (3) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee, as the case may be, which is not inconsistent with such direction (and which does not require Note Insurer consent or direction pursuant to the terms of this Indenture); provided, however, that the Indenture Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Owners not so directing.

         Section 5.13               Indemnification by the Seller.

         The Seller agrees to indemnify and hold the Issuer, the Indenture Trustee, the Depositor, the Note Insurer and each Owner harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Note Insurer and any Owner sustain in any way related to the failure of Seller to perform its duties in compliance with the terms of this Indenture. The Seller shall immediately notify the Issuer, the Indenture Trustee, the Depositor, the Note Insurer and each Owner if a claim is made by a third party that the Servicer has failed to perform its obligations to service and administer the Home Equity Loans in compliance with the terms of this Indenture, and the Seller shall assume (with the consent of the Indenture Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Issuer, the Depositor, the Servicer, the Seller, the Indenture Trustee, the Note Insurer and/or Owner in respect of such claim. The Indenture Trustee shall, in accordance with the instructions received from the Seller, reimburse the Seller only the amounts otherwise distributable on the Issuer's Certificates for all amounts advanced it pursuant to the preceding sentence, except when a final nonappealable adjudication determines that the claim related directly to the failure of the Seller to perform its duties in compliance with the terms of this Indenture. The provisions of this Section 5.13 shall survive the termination of this Indenture and the payment of the outstanding Notes.

         Section 5.14               Existence of Issuer.

         The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware or under the laws of any other state or the United States of America, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture and the Notes.

         Section 5.15               Investment Company Act.

         The Issuer shall at all times conduct its operations so as not to be subject to, or shall comply with, the requirements of the Investment Company Act of 1940, as amended (or any successor statute), and the rules and regulations thereunder.

         Section 5.16               Annual Statement as to Compliance.

         On or before  __________ __, 199_, and each __________ __th thereafter, the Issuer shall deliver to the Indenture Trustee a written statement, signed by an Authorized Officer of the Owner Trustee, stating that:

                   (1) a review of the fulfillment by the Issuer during such year of its obligations under this Indenture has been made under such Authorized Officer's supervision; and

                   (2) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such covenant or condition, specifying each such default known to such Authorized Officer and the nature and status thereof.

         Section 5.17               Restricted Payments.

         The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distributions (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer,
(ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Indenture Trustee, the Owner Trustee and the Owners as contemplated by, and to the extent funds are available for such purpose hereunder, the Issuer will not, directly or indirectly, make or cause to be made payments to or distributions from the Note Account except in accordance with this Indenture.

         Section 5.18               Treatment of Note as Debt for Tax Purposes.

         The Issuer shall treat the Notes as indebtedness for all federal and state tax purposes.

         Section 5.19               Indenture Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial proceeding relative to the Issuer or of such other obligor upon any of the Notes or property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of any overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise to:

                   (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Owners allowed in such proceeding, and

                  (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such proceeding is hereby authorized by each Owner to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Owners, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

         Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Owner any plan of reorganization, arrangement, adjustment or composition affecting any of the Notes or the rights of any Owners thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Owner in any such proceeding.

         Section 5.20               Application of the Trust Indenture Act.

         Pursuant to Section 316(a) of the TIA, all provisions automatically provided for in Section 316(a) are hereby expressly excluded.

         Section 5.21               Undertaking for Costs.

         All parties to this Indenture agree, and each Owner of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Owner, or group of Owners, holding in the aggregate Notes representing more than 10% of the Note Balance of the Outstanding Notes, or to any suit instituted by any Owner for the enforcement of the payment of any required payment amount on any Note on or after the related Payment Date or for the enforcement of the payment of principal of any Note on or after the Final Scheduled Payment Date.

                                END OF ARTICLE V

                                   ARTICLE VI
                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         Section 6.01               Collection of Money.

         Except as otherwise expressly provided herein, the Indenture Trustee shall demand payment or delivery of all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture or the Financial Guaranty Insurance Policy, including (a) all payments due on the Home Equity Loans in accordance with the respective terms and conditions of such Home Equity Loans and required to be paid over to the Indenture Trustee by the Servicer or by any Sub-Servicer and (b) Insured Payments. The Indenture Trustee shall hold all such money and property received by it, other than pursuant to or as contemplated by Section 5.03(e) hereof, as part of the Trust Estate and shall apply it as provided in this Indenture.

         Section 6.02               Establishment of Accounts.

         (a) The Issuer shall cause to be established on the Startup Day, and the Indenture Trustee shall maintain, at the Corporate Trust Office, the Note Account, a Pre-Funding Account and a Capitalized Interest Account each to be held by the Indenture Trustee as part of the Trust Estate for the benefit of the Owners of the Notes and the Note Insurer, as their interests may appear.

         (b) On each Determination Date the Indenture Trustee shall determine (subject to the terms of Section 9.03(j) hereof, based solely on information provided to it by the Servicer) with respect to the immediately following Payment Date, the amounts that are expected to be on deposit in the Note Account (exclusive of any deposits from the Pre-Funding Account and the Capitalized Interest Account expected to be made and inclusive of any investment earnings on Eligible Investments held in the Note Account) as of such date on such Payment Date (disregarding the amounts of any Insured Payments) and equal to the sum of
(x) such amounts excluding the amount of any Total Monthly Excess Cashflow included in such amounts plus (y) any amounts of related Total Monthly Excess Cashflow to be applied on such Payment Date plus (z) any deposit to the Note Account from the Pre-Funding Account and the Capitalized Interest Account expected to be made. The amount described in clause (x) of the preceding sentence with respect to each Payment Date is the "Available Funds" and the sum of the amounts described in clauses (x), (y) and (z) of the preceding sentence with respect to each Payment Date is the "Total Available Funds."

         Section 6.03               Flow of Funds.

         (a) The Indenture Trustee shall deposit in the Note Account without duplication, (i) upon receipt, any Insured Payments, the proceeds of any liquidation of the assets of the Trust Estate, all remittances made to the Indenture Trustee pursuant to Section 6.08(d)(ii) with respect to the Monthly Remittance Amount remitted by the Servicer, (ii) on the __________ 199_ Payment Date, the Capitalized Interest Requirement to be transferred on such Payment Date from the Capitalized Interest Account, pursuant to Section 6.04(e) hereof and (iii) on the __________ 199_ Payment Date, the portion of the amount, if any, to be transferred on such Payment Date from the Pre-Funding Account pursuant to Section 6.04(c) hereof.

         (b) Subject to any superseding provisions of clause (c) below during the continuance of a Note Insurer Default, with respect to funds on deposit in the Note Account, on each Payment Date, the Indenture Trustee shall make the following allocations, disbursements and transfers from amounts deposited therein pursuant to subsection (a) in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

         (i) first, on each Payment Date from amounts then on deposit in the Note Account, (A) the Indenture Trustee Fee and the Indenture Trustee Reimbursable Expenses shall be paid to the Indenture Trustee, and (B) provided that no Note Insurer Default has occurred and is continuing the Premium Amount for such Payment Date shall be paid to the Note Insurer;

         [(ii) second, on each Payment Date, the Indenture Trustee shall allocate an amount equal to the sum of (x) the Total Monthly Excess Spread with respect to such Payment Date plus (y) any Subordination Reduction Amount with respect to such Payment Date (such sum being the "Total Monthly Excess Cashflow" with respect to such Payment Date) in the following order of priority:

                    (A)  first,  such Total  Monthly  Excess  Cashflow  shall be allocated to the payment of the related Principal Distribution Amount pursuant to clause (b)(iv) below (excluding any related Subordination Increase Amount) in an amount equal to the amount, if any, by which (x) the related Principal Distribution Amount (excluding any related Subordination Increase Amount) exceeds (y) the Available Funds (net of the related Indenture Trustee Fees, the related Premium Amount, the related Indenture Trustee Reimbursable Expenses and related Current Interest) and shall be paid as part of the Principal Distribution Amount pursuant to clause
                         (iv)(C) below (the amount of such difference being the "Available Funds Shortfall"); and

                    (B) second, any portion of the Total Monthly Excess Cashflow remaining after the allocations described in clause (A) above shall be paid to the Note Insurer in respect of amounts owed on account of any Reimbursement Amount;]

         [(iii) third, the amount, if any, of the Total Monthly Excess Cashflow on a Payment Date remaining after the allocations and payments described in clause (ii) above (the "Net Monthly Excess Cashflow" for such Payment Date) is required to be applied in the following order or priority:

                    (A) first, such Net Monthly Excess Cashflow shall be used to reduce to zero, through the payment to the Owners of the Notes of a Subordination Increase Amount included in the Principal Distribution Amount, which shall be paid pursuant to clause (iv)(C) below, any Subordination Deficiency Amount as of such Payment Date; and

                    (B) second, any Net Monthly Excess Cashflow remaining after the application described in clause (A) above shall be paid to the Servicer pursuant to clause (iv)(A) below to the extent of any unreimbursed Delinquency Advances and unreimbursed Servicing Advances;]

         (iv) fourth, following the making by the Indenture Trustee of all allocations, transfers and disbursements described above from amounts (including any related Insured Payment) then on deposit in the Note Account, the Indenture Trustee shall distribute:

                    (A)  (I) to the Note Insurer the amounts described in clause
                         (ii)(B) above and (II) to the Servicer the amounts described in clause (iii)(B) above;

                    (B)  to  the  Owners  of  the  Notes,  the  related  Current
                         Interest (including the proceeds of any Insured Payments made by the Note Insurer) on a pro rata basis based on each such Note's Current Interest without priority among the Notes;

                    (C) the Principal Distribution Amount shall be distributed until the Note Principal Balance is reduced to zero; and

                    (D) to the Indenture Trustee, for the reimbursement of expenses of the Indenture Trustee not reimbursed pursuant to clause (b)(i) above which expenses were incurred in connection with its duties and obligations hereunder; and

         (v) fifth, following the making by the Indenture Trustee of all allocations, transfers and disbursements described above, the Indenture Trustee shall distribute to the holders of the Issuer's Certificate, the amount, if any, remaining in he Note Account for such Payment Date.

         (c)      Reserved;

         (d) Notwithstanding any of the foregoing provisions, the aggregate amounts distributed on all Payment Dates to the Owners of the Notes on account of principal pursuant to clause (b)(iv)(C) shall not exceed the original Note Principal Balance of the Notes.

         (e) Upon receipt of Insured Payments from the Note Insurer on behalf of Owners of the Notes, the Indenture Trustee shall deposit such Insured Payments in the Policy Payments Account. On each Payment Date, pursuant to Section 12.02(b) hereof, such amounts will be transferred from the Policy Payment Account to the Note Account and the Indenture Trustee shall distribute such Insured Payments, or the proceeds thereof in accordance with Section 6.03(b), to the Owners of such Notes.

         (f) The Indenture Trustee or Paying Agent shall (i) receive for each Owner of the Notes any Insured Payment from the Note Insurer and (ii) disburse the same to the Owners of the Notes as set forth in Section 6.03(b). Insured Payments disbursed by the Indenture Trustee or Paying Agent from proceeds of the related Note Insurance Policy shall not be considered payment by the Issuer, nor shall such payments discharge the obligation of the Issuer with respect to such Notes and the Note Insurer shall be entitled to receive the Reimbursement Amount pursuant to Section 6.03(b)(ii)(B) hereof. Nothing contained in this paragraph shall be construed so as to impose duties or obligations on the Indenture Trustee that are different from or in addition to those expressly set forth in this Indenture.

         The rights of the Owners to receive distributions from the proceeds of the Trust Estate, and all indebtedness to owed the Owners in such distributions, shall be as set forth in this Indenture. In this regard, all rights of the holders of the Issuer's Certificates to receive distributions in respect of the Issuer's Certificates shall be subject and subordinate to the preferential rights of the holders of the Notes to receive distributions thereon and the indebtedness owed to such Owners in such distributions, as described herein. In accordance with the foregoing, the ownership interests of the Owners of the Issuer's Certificates in amounts deposited in the Accounts from time to time shall not vest unless and until such amounts are distributed in respect of the Issuer's Certificates in accordance with the terms of this Indenture. Notwithstanding anything contained in this Indenture to the contrary, and the Owners of the

Issuer's Certificates shall not be required to refund any amount properly distributed on the Issuer's Certificates pursuant to this Section 6.03.

         Section 6.04               Pre-Funding Account and Capitalized Interest
                                    Account.

         (a) On the Startup Day, the Indenture Trustee will deposit, on behalf of the Owners of the Notes and the Note Insurer, (i) in the Pre-Funding Account the Original Pre-Funded Amount from the proceeds of the sale of the Notes.

         (b) On any Subsequent Transfer Date, the Issuer shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account an amount equal to 100% of the aggregate Loan Balances of the Subsequent Home Equity Loans sold to the Issuer and subsequently pledged to the Indenture Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Sections 2.05 and 2.07 hereof with respect to such transfer. In no event shall the Issuer be permitted to instruct the Indenture Trustee to release from the Pre-Funding Account to the Note Account with respect to Subsequent Home Equity Loans to be transferred an amount in excess of the Original Pre-Funded Amount.

         (c) After giving effect to any reductions in the Pre-Funded Amount on or before the Monthly Remittance Date in __________ 199_, the Indenture Trustee shall withdraw from the Pre-Funding Account the amount (exclusive of any related Pre-Funding Account Earnings still on deposit therein) remaining in the Pre-Funding Account and deposit such amount to the Note Account on such Monthly Remittance Date.

         (d)      Reserved.

         (e) On each Subsequent Transfer Date, the Indenture Trustee shall transfer from the Capitalized Interest Account to the Note Account, the Capitalized Interest Requirement.

         (f) On the first Payment Date the Indenture Trustee shall distribute the Overfunded Interest Amount, if any (calculated by the Indenture Trustee on the day prior to such Subsequent Transfer Date) to the Seller. The Capitalized Interest Account shall be closed at the end of the Funding Period. All amounts, if any, remaining in the Capitalized Interest Account on such day shall be transferred to the Seller.

         (g) Any amounts transferred to the Note Account from the Pre-Funding Account on the __________ 199_ Determination Date shall be distributed to the Owners of the Notes in accordance with Section 6.03(b)(iv)(C).

         Section 6.05               Investment of Accounts.

         (a) Consistent with any requirements of the Code, all or a portion of any Account held by the Indenture Trustee for the benefit of the Owners shall be invested and reinvested by the Indenture Trustee in the name of the Issuer for the benefit of the Owners, as directed in writing by the Seller, in one or more Eligible Investments bearing interest or sold at a discount. The bank serving as Indenture Trustee or any affiliate thereof may be the obligor on any investment which otherwise qualifies as an Eligible Investment. No investment in any Account shall mature later than the Business Day immediately preceding the next Payment Date.



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         (b) If any amounts are needed for disbursement from any Account held by the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. No investments will be liquidated prior to maturity unless the proceeds thereof are needed for disbursement.

         (c) Subject to Section 9.01 hereof, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any loss on any Eligible Investment included therein (except to the extent that the bank serving as Indenture Trustee is the obligor thereon).

         (d) The Indenture Trustee shall invest and reinvest funds in the Accounts held by the Indenture Trustee, in accordance with the written instructions delivered to the Indenture Trustee on the Startup Day, but only in one or more Eligible Investments bearing interest or sold at a discount.

         If the Seller shall have failed to give investment directions to the Indenture Trustee then the Indenture Trustee shall invest in money market funds described in Section 6.07(j) to be redeemable without penalty no later than the Business Day immediately preceding the next Payment Date.

         (e) All income or other gain from investments in any Account held by the Indenture Trustee shall be deposited in such Account immediately on receipt, and any loss resulting from such investments shall be charged to such Account, as appropriate, subject to the requirement of Section 7.08(b) that the Servicer contribute funds in an amount equal to such loss in the case of the Principal and Interest Account. For federal income tax purposes, the earnings on the Capitalized Interest Account and Pre- Funding Account shall be treated as income of the Seller.

         Section 6.06               Payment of Issuer Expenses.

         (a) The Indenture Trustee shall make demand on the Seller to pay and the Seller shall pay the amount of the expenses of the Issuer (other than payments of premiums to the Note Insurer) including (i) Trustee's fees and expenses not covered by Section 6.03(b)(i) and 6.03(b)(iv)(D) and (ii) to the extent not paid pursuant to Section 10.07, any other expenses of the Indenture Trustee that have been reviewed and approved by the Seller, which review shall not be required in connection with the enforcement of a remedy by the Indenture Trustee resulting from a default under this Agreement, and the Seller shall promptly pay such expenses directly to the Persons to whom such amounts are due.

         (b) The Seller shall pay directly on the Startup Day the reasonable fees and expenses of counsel to the Indenture Trustee.

         Section 6.07               Eligible Investments.

         The following are Eligible Investments:

         (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, FHLMC senior debt obligations, and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

         (b)      Federal Housing Administration debentures;


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         (c) FHLMC  participation  certificates which guaranty timely payment of principal and interest and senior debt obligations;

         (d)  Consolidated  senior debt  obligations  of any  Federal  Home Loan
Banks;

         (e) FNMA mortgage-backed securities (other than stripped mortgage securities which are valued greater than par on the portion of unpaid principal) and senior debt obligations;

         (f) Federal funds, certificates of deposit, time deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated A-1 by Standard & Poor's and P-1 by Moody's;

         (g) Deposits of any bank or savings and loan association (the long-term deposit rating of which is Baa3 or better by Moody's and BBB by Standard & Poor's) which has combined capital, surplus and undivided profits of at least $50,000,000 which deposits are insured by the FDIC and held up to the limits insured by the FDIC;

         (h) Repurchase  agreements  collateralized  by securities  described in
(a),  (c),  or (e)  above  with  any  registered  broker/dealer  subject  to the
Securities Investors Protection Corporation's jurisdiction and subject to applicable limits therein promulgated by Securities Investors Protection Corporation or any commercial bank, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed short-term or long-term obligation rated P-1 or Aa2, respectively, or better by Moody's and A-1+ or AA, respectively, or better by Standard & Poor's, provided:

                  a. A master repurchase agreement or specific written re-purchase agreement governs the transaction, and

                  b. The securities are held free and clear of any lien by the Indenture Trustee or an independent third party acting solely as agent for the Indenture Trustee, and such third party is (a) a Federal Reserve Bank, (b) a bank which is a member of the FDIC and which has combined capital, surplus and undivided profits of not less than $125 million, or (c) a bank approved in writing for such purpose by the Note Insurer, and the Indenture Trustee shall have received written confirmation from such third party that it holds such securities, free and clear of any lien, as agent for the Indenture Trustee, and

                  c. A perfected first security interest under the Uniform Commercial Code, or book entry procedures prescribed at 31 CFR 306.1 et seq. or 31 CFR 350.0 et seq., in such securities is created for the benefit of the Indenture Trustee, and

                  d. The repurchase agreement has a term of thirty days or less and the Indenture Trustee will value the collateral securities no less frequently than weekly and will liquidate the collateral securities if any deficiency in the required collateral percentage is not restored within two business days of such valuation, and

                  e.  The fair  market  value of the  collateral  securities  in
         relation  to  the  amount  of  the  repurchase  obligation,   including
         principal and interest, is equal to at least 106%.

         (i) Commercial paper (having original maturities of not more than 270 days) rated in the highest short-term rating categories of Standard & Poor's and Moody's;



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         (j)  Investments  in no load money market funds rated AAAm or AAAm-G by
Standard & Poor's and Aaa by Moody's; and

         (k) Any other investment permitted by each of the Rating Agencies and the Note Insurer, provided that no instrument described above shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that all instruments described hereunder shall mature at par on or prior to the next succeeding Payment Date unless otherwise provided in this Indenture and that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

         Section 6.08            Accounting and Directions by Indenture Trustee.

         By 12:00 noon New York time, on the Business Day preceding each Payment Date (or such earlier period as shall be agreed by the Seller and the Indenture Trustee), the Indenture Trustee shall notify (subject to the terms of Section 9.03(j) hereof, based solely on information provided to the Indenture Trustee by the Servicer and upon which the Indenture Trustee may rely) the Issuer, the Seller, the Depositor, each Owner and the Note Insurer, of the following information with respect to the next Payment Date (which notification may be given by facsimile, or by telephone promptly confirmed in writing):

                  (1) The aggregate amount on deposit in the Note Account as of the related Determination Date;

                  (2) The Distribution Amount with respect to the Notes on the next Payment Date;

                  (3)  The amount of any Subordination Increase Amount;

                  (4) The amount of any Insured Payment to be made by the Note Insurer on such Payment Date;

                  (5) The  application of the amounts  described in clauses (1),
         (3) and (4) above in respect of the distribution of the Distribution Amount on such Payment Date in accordance with Section 6.03 hereof;

                  (6) The Note Principal Balance, the aggregate amount of the principal of the Notes to be paid on such Payment Date and the remaining Note Principal Balance following any such payment;

                  (7) The amount, if any, of any Realized Losses for the related Remittance Period;

                  (8)  The amount of any Subordination Reduction Amount;

                  (9) For the first Payment Dates, (A) the Pre-Funded Amount previously used to purchase Subsequent Home Equity Loans, (B) the Pre-Funded Amount distributed as a Principal Distribution Amount, (C) the Pre-Funding Account Earnings transferred to the Capitalized


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         Interest  Account and (D) the amounts  transferred from the Capitalized
         Interest Account to the Note Account and the amount transferred to the Seller, if any; and

                  [(10) THE AMOUNT BY WHICH THE SERVICING FEE IS REDUCED BECAUSE OF THE UNDERWATER LOANS.]

         Section 6.09               Reports by  Indenture Trustee  to Owners and
                                    Note Insurer.

         (a) On the Business Day preceding each Payment Date the Indenture Trustee shall transmit a report in writing to each Owner, the Note Insurer, Standard & Poor's and Moody's:

                  (i) the amount of the distribution with respect to such Owners' Notes (based on a Note in the original principal amount of $1,000);

                  (ii) the amount of such Owner's distributions allocable to principal, separately identifying the aggregate amount of any
         Prepayments in full or other Prepayments or other recoveries of principal included therein and any Pre-Funded Amounts distributed as a prepayment (based on a Note in the original principal amount of $1,000) and any related Subordination Increase Amount;

                  (iii) the amount of such Owner's distributions allocable to interest (based on a Note in the original principal amount of $1,000);

                  (iv) if the distribution (net of any Insured Payment) to the Owners of Notes on such Payment Date was less than the related Distribution Amount on such Payment Date, the related Carry Forward Amount and the allocation thereof to the Notes resulting therefrom;

                  (v) the amount of any Insured Payment included in the amounts distributed to the Owners of Notes on such Payment Date;

                  (vi) the principal amount of each the Notes (based on a Note in the original principal amount of $1,000) which will be Outstanding after giving effect to any payment of principal on such Payment Date;

                  (vii) the Subordinated Amount and Subordination Deficit, if any, remaining after giving effect to all distributions and transfers on such Payment Date;

                  (viii) based upon information furnished by the Servicer, such information as may be required by Section 6049(d)(7)(C) of the Code and the regulations promulgated thereunder to assist the Owners in computing their market discount;

                  (ix) the total of any Substitution Amounts and any Loan Purchase Price amounts included in such distribution;

                  (x) the weighted average Coupon Rate of the Home Equity Loans;

                  (xi) such other information as the Note Insurer or any Owner may reasonably request with respect to Delinquent Home Equity Loans;

                  (xii) the  weighted  average  gross  margin of the Home Equity
         Loan;


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




                  (xiii) the largest home equity loan balance outstanding;

                  (xiv) for Payment Dates during the Funding Period, the remaining Pre-Funded Amount; and

                  (xv) the Note Rate.

         The Servicer shall provide to the Indenture Trustee the information described in Section 7.08(d)(iii) and in clause (b) below to enable the Indenture Trustee to perform its reporting obligations under this Section, and such obligations of the Indenture Trustee under this Section are conditioned upon such information being received and the information provided in clauses
(ii), (ix) and (x) shall be based solely upon information contained in the monthly servicing report provided by the Servicer to the Indenture Trustee pursuant to Section 7.08 hereof.

         (b) In addition, on the Business Day preceding each Payment Date the Indenture Trustee will distribute to each Owner, the Note Insurer, Standard & Poor's and Moody's, together with the information described in Subsection (a) preceding, the following information which is hereby required to be prepared by the Servicer and furnished to the Indenture Trustee for such purpose on or prior to the related Monthly Reporting Date:

                            (i) the number and aggregate principal balances of Home Equity Loans (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent, as of the close of business on the last Business Day of the calendar month immediately preceding the Payment Date, (d) the numbers and aggregate Loan Balances of all Home Equity Loans as of such Payment Date and (e) the percentage that each of the amounts represented by clauses (a), (b) and (c) represent as a percentage of the respective amounts in clause (d);

                           (ii) the status and the number and dollar amounts of all Home Equity Loans in foreclosure proceedings as of the close of business on the last Business Day of the calendar month immediately preceding such Payment Date, separately stating, for this purpose, all Home Equity Loans with respect to which foreclosure proceedings were commenced in the immediately preceding calendar month;

                           (iii) the number of Mortgagors and the Loan Balances of (a) the related Mortgages involved in bankruptcy proceedings as of the close of business on the last Business Day of the calendar month immediately preceding such Payment Date and (b) Home Equity Loans that are "balloon" loans;

                           (iv) the existence and status of any REO Properties, as of the close of business of the last Business Day of the month immediately preceding the Payment Date;

                           (v) the book value of any REO Property as of the close of business on the last Business Day of the calendar month immediately preceding the Payment Date;

                           (vi) the Cumulative Loss Percentage, the amount of cumulative Realized Losses, the current period Realized Losses, and the Annual Loss Percentage (Rolling Twelve Month); and

                           (vii) the 90+ Delinquency Percentage and the amount of 90-Day Delinquent Loans.


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




         (c) On the Business Day preceding each Payment Date, the Indenture Trustee shall report to the Note Insurer and each Owner of any Note Insurer Default of which it is aware.

         Section 6.10               Reports by Indenture Trustee.

         (a) The Indenture Trustee shall report to the Issuer, the Depositor, the Seller, the Note Insurer and each Owner, with respect to the amount on deposit in the Note Account and the identity of the investments included therein, as the Issuer, the Depositor, the Seller, any Owner or the Note Insurer may from time to time reasonably request. Without limiting the generality of the foregoing, the Indenture Trustee shall, at the reasonable request of the Issuer, the Depositor, the Seller, any Owner or the Note Insurer transmit promptly to the Depositor, the Seller, any Owner and the Note Insurer copies of all accountings of receipts in respect of the Home Equity Loans furnished to it by the Servicer and shall notify the Seller and the Note Insurer if any Monthly Remittance Amount has not been received by the Indenture Trustee when due.

         (b) The Indenture Trustee shall report to the Note Insurer and each Owner with respect to any written notices it may from time to time receive which provide an Authorized Officer with actual knowledge that any of the statements set forth in Section 2.04(b) hereof are inaccurate.

                                END OF ARTICLE VI



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



                                   ARTICLE VII

                          SERVICING AND ADMINISTRATION
                              OF HOME EQUITY LOANS

         Section 7.01               Servicer and Sub-Servicers.

         Acting  directly  or through one or more  Sub-Servicers  as provided in
Section 7.03, the Servicer shall service and administer the Home Equity Loans in accordance with this Indenture, the terms of the respective Home Equity Loans, and the servicing standards set forth in the FNMA Guide and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable but without regard to: (i) any relationship that the Servicer, any Sub-Servicer or any Affiliate of the Servicer or any Sub-Servicer may have with the related Mortgagor; (ii) the ownership of any Note by the Servicer or any Affiliate of the Servicer; (iii) the Servicer's obligation to make Delinquency Advances or Servicing Advances; or (iv) the Servicer's or any Sub-Servicer's right to receive compensation for its services hereunder or with respect to any particular transaction. It is the intent of the parties hereto that the Servicer shall have all of the servicing obligations hereunder which a lender would have under the FNMA Guide (as such provisions relate to second lien mortgages); provided, however, that to the extent that such standards, such obligations or the FNMA Guide are amended by FNMA after the date hereof and the effect of such amendment would be to impose upon the Servicer any material additional costs or other burdens relating to such servicing obligations, the Servicer may, at its option, in accordance with the servicing standards set forth herein, determine not to comply with such amendment.

         Subject to Section 7.03 hereof, the Servicer may, and is hereby authorized to, perform any of its servicing responsibilities with respect to all or certain of the Home Equity Loans through a Sub-Servicer as it may from time to time designate, but no such designation of a Sub-Servicer shall serve to release the Servicer from any of its obligations under this Indenture. Such Sub-Servicer shall have the rights and powers of the Servicer which have been delegated to such Sub-Servicer with respect to such Home Equity Loans under this Indenture.

         Without limiting the generality of the foregoing, but subject to Sections 7.13 and 7.14, the Servicer in its own name or in the name of a Sub-Servicer may be authorized and empowered pursuant to a power of attorney executed and delivered by the Indenture Trustee to execute and deliver, and may be authorized and empowered by the Indenture Trustee, to execute and deliver, on behalf of itself, the Owners and the Indenture Trustee or any of them, (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Home Equity Loans and with respect to the Properties, (ii) to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Property in the name of the Servicer on behalf of the Indenture Trustee, and (iii) to hold title to any Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Indenture Trustee; provided, however, that to the extent any instrument described in clause (i) preceding would be delivered by the Servicer outside of its usual procedures for home equity loans held in its own portfolio the Servicer shall, prior to executing and delivering such instrument, obtain the prior written consent of the Note Insurer, and provided further, however, that Section 7.13(a) and Section 7.14(a) shall each constitute a revocable power of attorney from the Indenture Trustee to the Servicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Home Equity Loan held by the Indenture
Trustee hereunder paid in full or foreclosed (or with respect to which payment in full has been escrowed). Revocation of the power of attorney created by the final proviso of the preceding sentence shall take effect upon (i) the receipt by the Servicer of written notice thereof from the Indenture Trustee, (ii) a


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Servicer  Termination  Event or (iii)  the  termination  of the  Indenture.  The
Indenture Trustee shall execute any documentation furnished to it by the Servicer for recordation by the Servicer in the appropriate jurisdictions, as shall be necessary to effectuate the foregoing. Subject to Sections 7.13 and 7.14, the Indenture Trustee shall execute a power of attorney to the Servicer or any Sub-Servicer and furnish them with any other documents as the Servicer or such Sub-Servicer shall reasonably request to enable the Servicer and such Sub-Servicer to carry out their respective servicing and administrative duties hereunder.

         Upon the request of the Indenture Trustee, the Servicer shall send to the Indenture Trustee, the details concerning the servicing of the Home Equity Loans on computer generated tape, diskette or other machine readable format.

         The Servicer shall give prompt notice to the Indenture Trustee of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Issuer or (ii) assert jurisdiction over the Issuer.

         Servicing Advances incurred by the Servicer or any Sub-Servicer in connection with the servicing of the Home Equity Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Property shall be recoverable by the Servicer or such Sub-Servicer to the extent described in Section 7.09(b) hereof.

         Section 7.02           Collection of Certain Home Equity Loan Payments.

         The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Home Equity Loans, and shall, to the extent such procedures shall be consistent with this Indenture and the terms and provisions of any applicable Insurance Policy, follow collection procedures for all Home Equity Loans at least as rigorous as those described in the FNMA Guide. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Home Equity Loan or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation. In the event the Servicer shall consent to the deferment of the due dates for payments due on a Mortgage Note, the Servicer shall nonetheless make payment of any required Delinquency Advance with respect to the payments so extended to the same extent as if such installment were due, owing and Delinquent and had not been deferred, and shall be entitled to reimbursement therefor in accordance with Section 7.09(a) hereof.

         Section 7.03              Sub-Servicing Agreements Between Servicer and
                                   Sub-Servicers.

         The Servicer may, with the prior written consent of the Note Insurer, enter into Sub-Servicing Agreements for any servicing and administration of Home Equity Loans with any institution which is acceptable to the Note Insurer and which, (x) is in compliance with the laws of each state necessary to enable it to perform its obligations under such Sub-Servicing Agreement, (y) has experience servicing home equity loans that are similar to the Home Equity Loans and (z) has equity of not less than $5,000,000 (as determined in accordance with generally accepted accounting principles). The Servicer shall give notice to the Issuer, the Indenture Trustee, the Owners, the Note Insurer and the Rating Agencies of the appointment of any Sub-Servicer (and shall receive the confirmation of the Rating Agencies that such Sub-Servicer shall not result in a withdrawal or downgrading by any Rating Agency of the rating or the shadow rating of the Notes). For purposes of this Indenture, the Servicer shall be deemed to have received payments on Home Equity Loans when any Sub-Servicer has received such payments. Each Sub-Servicer shall be required to service the Home Equity Loans in accordance with this Indenture and any such Sub-Servicing Agreement shall be consistent with and not violate the


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provisions of this Indenture.  Each  Sub-Servicing  Agreement shall provide that the Indenture Trustee (if acting as successor Servicer) or any other successor Servicer shall have the option to terminate such agreement without payment of any fees if the original Servicer is terminated or resigns. The Servicer shall
deliver  to  the  Indenture   Trustee  and  the  Note  Insurer   copies  of  all
Sub-Servicing Agreements, and any amendments or modifications thereof promptly upon the Servicer's execution and delivery of such instrument.

         Section 7.04               Successor Sub-Servicers.

         The Servicer shall be entitled to terminate any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement and to either itself directly service the related Home Equity Loans or enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under
Section 7.03.

         Section 7.05               Liability of Servicer; Indemnification.

         (a) The Servicer shall not be relieved of its obligations under this Indenture notwithstanding any Sub-Servicing Agreement or any of the provisions of this Indenture relating to agreements or arrangements between the Servicer and a Sub-Servicer and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Home Equity Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in such Sub-Servicing Agreement shall be deemed to limit or modify this Indenture.

         (b) The Servicer (except Indenture Trustee if it is required to succeed the Servicer hereunder) agrees to indemnify and hold the Indenture Trustee, the
Note Insurer and each Owner harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Depositor, the
Note Insurer and any Owner may sustain in any way related to the failure of the Servicer to perform its duties and service the Home Equity Loans in compliance with the terms of this Indenture. The Servicer shall immediately notify the Indenture Trustee, the Depositor, the Note Insurer and each Owner if a claim is made by a third party with respect to this Indenture, and the Servicer shall assume (with the consent of the Indenture Trustee and the Note Insurer) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Indenture Trustee, the Depositor, the Note Insurer and/or Owner in respect of such claim. The Indenture Trustee shall, in accordance with instructions received from the Servicer, reimburse the Servicer only from amounts otherwise distributable on the Issuer Certificates for all amounts advanced by it pursuant to the preceding sentence, except when a final nonpayable adjudication determines that the claim relates directly to the failure of the Servicer to perform its duties in compliance with the Indenture. The provisions of this Section 7.05(b) shall survive the termination of this Indenture and the payment of the outstanding Notes.

         Section 7.06               No Contractual   Relationship  Between  Sub-
                                    Servicer, Indenture Trustee or the Owners.

         Any Sub-Servicing Agreement and any other transactions or services relating to the Home Equity Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone and the Indenture Trustee and the Owners shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer except as set forth in Section 7.07.


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         Section 7.07               Assumption  or Termination  of Sub-Servicing
                                    Agreement by Indenture Trustee.


         In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by the Indenture Trustee pursuant to Section 7.20, it is understood and agreed that the Servicer's rights and obligations under any Sub-Servicing Agreement then in force between the Servicer and a Sub-Servicer shall be assumed simultaneously by the Indenture Trustee without act or deed on part of the Indenture Trustee; provided, however, that the Indenture Trustee (if acting as successor Servicer) or any other successor Servicer may terminate the Sub-Servicer as provided in
Section 7.03.

         The Servicer shall, upon the reasonable request of the Indenture Trustee, but at the expense of the Servicer, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

         Section 7.08               Principal and Interest Account.

         (a) The Servicer shall establish and maintain at one or more Designated Depository Institutions the Principal and Interest Account to be held as a trust account. Each Principal and Interest Account shall be identified on the records of the Designated Depository Institution as follows: _________ ______________, as Indenture Trustee on behalf of the Owners of the Notes of the IMC Home Equity Loan Trust 19__-_ Home Equity Loan Asset-Back Notes. If the institution at any time holding the Principal and Interest Account ceases to be eligible as a Designated Depository Institution hereunder, then the Servicer shall immediately be required to name a successor institution meeting the requirements for a Designated Depository Institution hereunder. If the Servicer fails to name such a successor institution, then the Principal and Interest Account shall thenceforth be held as a trust account with a qualifying Designated Depository Institution selected by the Indenture Trustee. The Servicer shall notify the Indenture Trustee, the Note Insurer and the Owners if there is a change in the name, account number or institution holding the Principal and Interest Account.

         Subject to Subsection (c) below, the Servicer shall deposit all receipts required pursuant to Subsection (c) below and related to the Home Equity Loans to the Principal and Interest Account on a daily basis (but no later than the first Business Day after receipt).

         (b) All funds in the Principal and Interest Account shall be held (i) uninvested up to the amount insured by the FDIC or (ii) invested in Eligible Investments. Any investments of funds in the Principal and Interest Account shall mature or be withdrawable at par on or prior to the immediately succeeding Monthly Remittance Date. The Principal and Interest Account shall be held in trust in the name of the Issuer for the benefit of the Owners. Any investment earnings on funds held in the Principal and Interest Account shall be for the account of the Servicer and may only be withdrawn from the Principal and Interest Account by the Servicer immediately following the remittance of the Monthly Remittance Amount (and the Total Monthly Excess Spread included therein) by the Servicer. Any investment losses on funds held in the Principal and Interest Account shall be for the account of the Servicer and promptly upon the realization of such loss shall be contributed by the Servicer to the Principal and Interest Account. Any references herein to amounts on deposit in the Principal and Interest Account shall refer to amounts net of such investment earnings.

         (c) The Servicer shall deposit to the Principal and Interest Account on the Business Day after receipt all principal and interest collections on the Home Equity Loans due after the Cut-Off Date,


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including any  Prepayments  and Net Liquidation  Proceeds,  other  recoveries or amounts related to the Home Equity Loans received by the Servicer and any income from REO Properties, but net of (i) Net Liquidation Proceeds to the extent such Net Liquidation Proceeds exceed the sum of (I) the Loan Balance of the related Home Equity Loan immediately prior to liquidation, plus (II) accrued and unpaid interest on such Home Equity Loan (net of the related Servicing Fee) to the date of such liquidation and (III) any Realized Losses incurred during the related Remittance Period, (ii) principal and interest due (and Prepayments collected) on the Home Equity Loans on or prior to the Cut-Off Date or related Subsequent Cut-Off Date, as the case may be, (iii) reimbursements for Delinquency Advances and (iv) reimbursements for amounts deposited in the Principal and Interest Account representing payments of principal and/or interest on a Mortgage Note by a Mortgagor which are subsequently returned by a depository institution as unpaid (all such net amount herein referred to as "Daily Collections").

         (d) (i) The Servicer may make withdrawals for its own account from the Principal and Interest Account, only in the following priority and for the following purposes:

          (A) on each Monthly Remittance Date, to pay itself the related Servicing Fees;

          (B) to withdraw investment earnings on amounts on deposit in the Principal and Interest Account;

          (C) to withdraw amounts that have been deposited to the Principal and Interest Account in error;

          (D) to reimburse itself pursuant to Section 7.09(a) for unrecovered Delinquency Advances and for any excess interest collected from a Mortgagor; and

          (E) to clear and terminate the Principal and Interest Account following the satisfaction and discharge of the Notes.

          (ii) The Servicer shall (a) remit to the Indenture Trustee for deposit in the Note Account by wire transfer, or otherwise make funds available in immediately available funds, without duplication, the Daily Collections allocable to a Remittance Period not later than the related Monthly Remittance Date and Loan Purchase Prices and Substitution Amounts two Business Days following the related purchase or substitution, and (b) on each Monthly Reporting Date, deliver to the Indenture Trustee and the Note Insurer, a monthly servicing report, with respect to each Home Equity Loan Group, containing (without limitation) the following information: principal and interest collected in respect of the Home Equity Loans, scheduled principal and interest that was due on the Home Equity Loans, relevant information with respect to Liquidated Loans, if any, summary and detailed delinquency reports, Liquidation Proceeds and other similar information concerning the servicing of the Home Equity Loans. In addition, the Servicer shall inform the Indenture Trustee and the Note Insurer on each Monthly Reporting Date the amounts of any Loan Purchase Prices or Substitution Amounts so remitted during the related Remittance Period, and of the Loan Balance of the Home Equity Loan having the largest Loan Balance as of such date.

         (iii)  The  Servicer  shall  provide  to  the  Indenture   Trustee  the
information described in Section 7.08(d)(ii)(b) and in Section 6.09(b) to enable the Indenture Trustee to perform its reporting requirements under Section 6.09.


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         Section 7.09               Delinquency Advances and Servicing Advances.

         (a) On each Monthly Remittance Date, the Servicer shall be required to remit to the Indenture Trustee for deposit to the Note Account out of the Servicer's own funds any Delinquent payment of interest with respect to each Delinquent Home Equity Loan, which payment was not received on or prior to the related Remittance Date and was not theretofore advanced by the Servicer. Such amounts of the Servicer's own funds so deposited are "Delinquency Advances".

         The Servicer shall be permitted to reimburse itself on any Business Day for any Delinquency Advances paid from the Servicer's own funds, from collections on any Home Equity Loans that are not required to be distributed on the Payment Date occurring during the month in which such reimbursement is made (all or any portion of such amount to be replaced on future Monthly Remittance Dates to the extent required for distribution) or as provided in Section 6.03(b)(iii)(C).

         Notwithstanding the foregoing, in the event that the Servicer determines in its reasonable business judgment in accordance with the servicing standards set out herein that any proposed Delinquency Advance would not be recoverable, the Servicer shall not be required to make Delinquency Advances with respect to such Home Equity Loan. To the extent that the Servicer previously has made Delinquency Advances with respect to a Home Equity Loan that the Servicer subsequently determines will be nonrecoverable, the Servicer shall be entitled to reimbursement for such aggregate unreimbursed Delinquency Advances as provided in the prior paragraph. The Servicer shall give written notice of such determination as to why such amount would not be recoverable to the Indenture Trustee and the Note Insurer; the Indenture Trustee shall promptly furnish a copy of such notice to the Owners of the Issuer's Certificates; provided, further, that the Servicer shall be entitled to recover any unreimbursed Delinquency Advances from Liquidation Proceeds for the related Home Equity Loan.

         (b) The Servicer will pay all "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, (i) Preservation Expenses, (ii) the cost of any enforcement or judicial proceedings, including foreclosures, (iii) the cost of the management and liquidation of REO Property, (iv) advances required by Section 7.13(a), except to the extent that such amounts are determined by the Servicer in its reasonable business judgment not to be recoverable and (v) expenses incurred pursuant to Section 7.22. Such costs will constitute "Servicing Advances". The Servicer may recover a Servicing Advance (x) from the Mortgagors to the extent permitted by the Home Equity Loans or, if not theretofore recovered from the Mortgagor on whose behalf such Servicing Advance was made, from Liquidation Proceeds realized upon the liquidation of the related Home Equity Loan and (y) as provided in Section 6.03(b)(iii)(B). The Servicer shall be entitled to recover the Servicing Advances from the aforesaid Liquidation Proceeds prior to the payment of the Liquidation Proceeds to any other party to this Indenture. Except as provided in the previous sentence, in no case may the Servicer recover Servicing Advances from the principal and interest payments on any other Home Equity Loan except as provided in Section 6.03(b)(iii)(B).

         Section 7.10               Compensating  Interest;  Repurchase  of Home
                                    Equity Loans.

         (a) If a Prepayment in full of a Home Equity Loan or a Prepayment of at least six times a Mortgagor's Monthly Payment occurs during any calendar month, any difference between (x) the interest collected from the Mortgagor in connection with such payoff, and (y) the full month's interest at the Coupon Rate that would be due on the related Due Date for such Home Equity Loan ("Compensating Interest") (but not in excess of the aggregate Servicing Fee for the related Remittance Period) shall be deposited by the Servicer to the Principal and Interest Account (or if such difference is an excess, the Servicer shall retain such excess) on the next succeeding Monthly Remittance Date and shall be included


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



in the Monthly Remittance Amount to be made available to the Indenture Trustee on such Monthly Remittance Date.

         (b) Subject to the clause (c) below, the Servicer has the right and the option, but not the obligation, to purchase for its own account any Home Equity Loan which becomes Delinquent, in whole or in part, as to at least three consecutive monthly installments or any Home Equity Loan as to which enforcement proceedings have been brought by the Servicer pursuant to Section 7.13. Any such Home Equity Loan so purchased shall be purchased by the Servicer on or prior to a Monthly Remittance Date at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Principal and Interest Account.

         (c) If a Home Equity Loan to be repurchased by the Servicer pursuant to clause (b) above, is the greatest number of days Delinquent of all then Delinquent Home Equity Loans, the Servicer may repurchase such Home Equity Loans without having first notified the Note Insurer of such repurchase. In all other cases, the Servicer must notify the Note Insurer, in writing, of its intent to repurchase a Home Equity Loan and the Servicer may not repurchase such Home Equity Loan without the written consent of the Note Insurer; provided, that the
Note Insurer shall be deemed to have consented to such repurchase unless it notifies the Servicer, in writing, of its objection to such repurchase within 5 days after its receipt of the notice of proposed repurchase.

         (d) The Net Liquidation Proceeds from the disposition of any REO Property shall be deposited in the Principal and Interest Account and remitted to the Indenture Trustee as part of the Daily Collections remitted by the Servicer to the Indenture Trustee.

         Section 7.11               Maintenance of Insurance.

         (a) The Servicer shall cause to be maintained with respect to each Home Equity Loan a hazard insurance policy with a carrier generally acceptable to the Servicer that provides for fire and extended coverage, and which provides for a recovery by the Issuer of insurance proceeds relating to such Home Equity Loan in an amount not less than the least of (i) the outstanding principal balance of the Home Equity Loan (plus the related senior lien loan, if any), (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the full insurable value of the premises. The Servicer shall maintain the insurance policies required hereunder in the name of the mortgagee, its successors and assigns, as loss payee. The policies shall require the insurer to provide the mortgagee with 30 days' notice prior to any cancellation or as otherwise required by law. The Servicer may also maintain a blanket hazard insurance policy or policies if the insurer or insurers of such policies are rated investment grade by Moody's and Standard & Poor's.

         (b) If the Home Equity Loan at the time of origination (or if required by federal law, at any time thereafter) relates to a Property in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer will cause to be maintained with respect thereto a flood insurance policy in a form meeting the requirements of the then current guidelines of the Federal Insurance Administration with a carrier generally acceptable to the Servicer in an amount representing coverage, and which provides for a recovery by the Trust of insurance proceeds relating to such Home Equity Loan of not less than the least of (i) the outstanding principal balance of the Home Equity Loan (plus the related senior lien loan, if any), (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Servicer shall indemnify the Issuer out of the Servicer's own funds for any loss to the Issuer resulting from the Servicer's failure to advance


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premiums  for such  insurance  required by this Section when so permitted by the terms of the Mortgage as to which such loss relates.

         Section 7.12             Due-on-Sale     Clauses;     Assumption    and
                                  Substitution Agreements.

         When a Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Home Equity Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. An opinion of counsel, provided at the expense of the Servicer, to the foregoing effect shall conclusively establish the reasonableness of such belief. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage documents, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note; provided, however, that to the extent any such substitution of liability agreement would be delivered by the Servicer outside of its usual procedures for home equity loans held in its own portfolio the Servicer shall, prior to executing and delivering such agreement, obtain the prior written consent of the
Note Insurer. The Home Equity Loan, as assumed, shall conform in all material respects to the requirements, representations and warranties of this Indenture. The Servicer shall notify the Indenture Trustee that any such assumption or substitution agreement has been completed by forwarding to the Indenture Trustee or to the Custodian on the Indenture Trustee's behalf the original copy of such assumption or substitution agreement (indicating the File to which it relates) which copy shall be added by the Indenture Trustee or by the Custodian on the Indenture Trustee's behalf to the related File and which shall, for all purposes, be considered a part of such File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, no material term of the Home Equity Loan (including, without limitation, the required monthly payment on the related Home Equity Loan, the stated maturity, the outstanding principal amount or the Coupon Rate) shall be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer or the Sub-Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

         Notwithstanding the foregoing paragraph or any other provision of this Indenture, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Home Equity Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

         Section 7.13              Realization Upon Defaulted Home Equity Loans;
                                   Workout of Home Equity Loans.

         (a) The Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the Indenture Trustee on behalf of the Issuer of Properties relating to defaulted Home Equity Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Servicer has not purchased pursuant to Section 7.10(b). In connection with such foreclosure or other conversion, the Servicer shall exercise such of the rights and powers vested in it hereunder, and


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use the same  degree  of care and skill in their  exercise  or use,  as  prudent mortgage lenders would exercise or use under the circumstances in the conduct of their own affairs and consistent with the servicing standards set forth in the FNMA Guide, including, but not limited to, advancing funds for the payment of taxes, amounts due with respect to Senior Liens, and insurance premiums. Any amounts so advanced shall constitute "Servicing Advances" within the meaning of
Section 7.09(b) hereof. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Owners, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Owners for the period prior to the sale of such REO Property. The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Property in determining whether to foreclose upon or otherwise comparably convert the ownership of such Property. The Servicer shall not take any such action with respect to any Property known by the Servicer to contain such wastes or substances or to be within one mile of the site of such wastes or substances, without the prior written consent of the Note Insurer.

         (b) The Servicer shall determine, with respect to each defaulted Home Equity Loan and in accordance with the procedures set forth in the FNMA Guide, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Home Equity Loan, whereupon such Home Equity Loan shall become a "Liquidated Loan" and the Servicer shall promptly submit a Liquidation Report (as defined in the Insurance Agreement) to the Note Insurer.

         (c) The Servicer shall not agree to any modification, waiver or amendment of any provision of any Home Equity Loan unless, in the Servicer's good faith judgment, such modification, waiver or amendment would minimize the loss that might otherwise be experienced with respect to such Home Equity Loan and only in the event of a payment default with respect to such Home Equity Loan or in the event that a payment default with respect to such Home Equity Loan is reasonably foreseeable by the Servicer; provided, however, that no such modification, waiver or amendment shall extend the maturity date of such Home Equity Loan beyond the Remittance Period related to the Final Scheduled Payment Date of the Notes. Notwithstanding anything set out in this Section 7.13(c) or elsewhere in this Indenture to the contrary, the Servicer shall be permitted to modify, waive or amend any provision of a Home Equity Loan if required by statute or a court of competent jurisdiction to do so.

         (d) The Servicer shall provide written notice to the Indenture Trustee and the Note Insurer prior to the execution of any modification, waiver or amendment of any provision of any Home Equity Loan; provided that if the Note Insurer does not object in writing to the modification, waiver or amendment specified in such notice within 5 Business Days after its receipt thereof, the Servicer may effectuate such modification, waiver or amendment and shall deliver to the Custodian, on behalf of the Indenture Trustee for deposit in the related File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly following the execution thereof.

         (e) The Servicer has no intent to foreclose on any Mortgage based on the delinquency characteristics as of the Startup Day; provided, that the foregoing does not prevent the Servicer from initiating foreclosure proceedings on any date hereafter if the facts and circumstances of such Mortgage including delinquency characteristics in the Servicer's discretion so warrant such action.



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         Section 7.14               Indenture  Trustee to  Cooperate; Release of
                                    Files.

         (a) Upon the payment in full of any Home Equity Loan (including any liquidation of such Home Equity Loan through foreclosure or otherwise), or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Custodian, on behalf of the Indenture Trustee the FNMA "Request for Release of Documents" (FNMA Form 2009). Upon receipt of such Request for Release of Documents, the Custodian, on behalf of the Indenture Trustee shall promptly release the related File, in trust, in its reasonable discretion to (i) the Servicer, (ii) an escrow agent or (iii) any employee, agent or attorney of the Indenture Trustee. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Indenture Trustee and the mortgagee under the Mortgage which secured the Mortgage Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Principal and Interest Account or to the Indenture Trustee. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Custodian, on behalf of the Indenture Trustee, a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Indenture Trustee with all requisite information completed by the Servicer; in such event, the Custodian, on behalf of the Indenture Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related File, as aforesaid.

         (b) The Servicer shall have the right (upon receiving the prior written consent of the Note Insurer) to accept applications of Mortgagors for consent to
(i) partial releases of Mortgages, (ii) alterations and (iii) removal, demolition or division of properties subject to Mortgages. No application for approval shall be considered by the Servicer unless: (x) the provisions of the related Mortgage Note and Mortgage have been complied with; (y) the Loan-to-Value Ratio and debt-to-income ratio after any release does not exceed the Loan-to-Value Ratio and debt-to-income ratio of such Mortgage Note on the Cut-Off Date, or Subsequent Cut-Off Date, as applicable and any increase in the Loan-to-Value Ratio shall not exceed 5% unless approved in writing by the Note Insurer; and (z) the lien priority of the related Mortgage is not affected. Upon receipt by the Indenture Trustee of an Officer's Note executed on behalf of the Servicer setting forth the action proposed to be taken in respect of a particular Home Equity Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Indenture Trustee shall execute and deliver to the Servicer the consent or partial release so requested by the Servicer. A proposed form of consent or partial release, as the case may be, shall accompany any Officer's Note delivered by the Servicer pursuant to this paragraph. The Servicer shall notify the Note Insurer and the Rating Agencies if an application is approved under clause (y) above without approval in writing by the Note Insurer.

         Section 7.15               Servicing Compensation.

         As compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of the related Servicing Fee with respect to each Home Equity Loan. Additional servicing compensation in the form of prepayment charges, release fees, bad check charges, assumption fees, late payment charges, prepayment penalties, or any other servicing-related fees, Net Liquidation Proceeds not required to be deposited in the Principal and Interest Account pursuant to Section 7.08(c)(ii) and similar items may, to the extent collected from Mortgagors, be retained by the Servicer, unless a successor Servicer is appointed pursuant to Section 7.20 hereof, in which case the successor Servicer shall be entitled to such


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fees  as are  agreed  upon by the  Indenture  Trustee,  the  Note  Insurer,  the successor Servicer and the Owners of the Issuer's Certificates.

         The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Indenture.

         Section 7.16               Annual Statement as to Compliance.

         The Servicer, at its own expense, will deliver to the Indenture Trustee, the Note Insurer, the Depositor, and the Rating Agencies, on or before __________ of each year, commencing in 199_, an Officer's Certificates stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding calendar year and of performance under this Indenture has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Indenture for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

         The Servicer shall deliver to the Indenture Trustee, the Note Insurer and the Rating Agencies, promptly after having obtained knowledge thereof but in no event later than five Business Days thereafter, written notice by means of an Officer's Note of any event which with the giving of notice or the lapse of time would become a Servicer Termination Event.

         Section 7.17               Annual    Independent    Certified    Public
                                    Accountants' Reports.

         On or before __________ of each year, commencing in 199_, the Servicer, at its own expense (or if the Indenture Trustee is then acting as Servicer, at the expense of the Seller, which in no event shall exceed $1,000 per annum), shall cause to be delivered to the Indenture Trustee, the Note Insurer, the Depositor, and the Rating Agencies a letter or letters of a firm of independent, nationally recognized certified public accountants reasonably acceptable to the
Note Insurer stating that such firm has examined the Servicer's overall servicing operations in accordance with the requirements of the Uniform Single Audit Procedure for Mortgage Bankers, and stating such firm's conclusions relating thereto.

         Section 7.18 Access to Certain Documentation and In-formation Regarding the Home Equity Loans.

         The Servicer shall provide to the Indenture Trustee, the Note Insurer, the Office of Thrift Supervision (the "OTS"), the FDIC and the supervisory agents and examiners of each of the FDIC and the OTS (which, in the case of supervisory agents and examiners, may be required by applicable state and federal regulations) access to the documentation regarding the Home Equity Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

         Section 7.19               Assignment of Indenture.

         Other than with respect to entering into Sub-Servicing Agreements pursuant to Section 7.03 hereof, the Servicer may not assign its obligations under this Indenture, in whole or in part, unless it shall have first obtained the written consent of the Indenture Trustee and the Note Insurer, which such consent shall not be unreasonably withheld; provided, however, that any assignee must meet the eligibility requirements set forth in Section 7.20(h) hereof for a successor servicer.



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         Section 7.20               Removal of Servicer;  Retention of Servicer;
                                    Resignation of Servicer.

         (a) The Note Insurer or the Indenture Trustee (with the prior written consent of the Note Insurer) (or, except in the case of item (vi) below, the Owners, with the consent of the Note Insurer pursuant to Section 5.12 hereof) may remove the Servicer upon the occurrence of any of the following events (each a "Servicer Termination Event"):

                            (i) The Servicer shall (I) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or similar entity with respect to itself or its property, (II) admit in writing its inability to pay its debts generally as they become due,
         (III) make a general assignment for the benefit of creditors, (IV) be adjudicated a bankrupt or insolvent, (V) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (VI) take corporate action for the purpose of effecting any of the foregoing; or

                           (ii) If without the application, approval or consent of the Servicer, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or similar entity with respect to the Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of seventy-five (75) consecutive days; or

                           (iii) The Servicer shall fail to perform any one or more of its obligations hereunder and shall continue in default thereof for a period of thirty (30) days (one (1) Business Day in the case of a delay in making a payment required of the Servicer under this Indenture) after the earlier of (a) actual knowledge of an officer of the Servicer or (b) receipt of notice from the Indenture Trustee or the
         Note Insurer of said failure; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Note Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Note Insurer; or

                           (iv) The Servicer shall fail to cure any breach of any of its representations and warranties set forth in Section 2.02 which materially and adversely affects the interests of the Owners or the Note Insurer for a period of sixty (60) days after the earlier of the Servicer's discovery or receipt of notice thereof; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Note Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Note Insurer; or

                           (v) The merger, consolidation or other combination of the Servicer with or into any other entity, unless (1) the Servicer or an Affiliate of the Servicer is the surviving entity of such combination or (2) the surviving entity (A) is servicing at least $300,000,000 of home equity loans that are similar to the Home Equity Loans, (B) has equity of not less than


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



         $10,000,000 (as determined in accordance with generally acceptable account principles), (C) is consented to by the Note Insurer (such consent not to be unreasonably withheld) and (D) agrees to assume the Servicer's obligations thereunder; or

                           (vi)  The  failure  of  the   Servicer   (except  the
         Indenture Trustee in its capacity as successor Servicer) to satisfy the Servicer Termination Test.

         (b) Upon the occurrence of a Servicer Termination Event, the Servicer shall act as servicer under this Indenture, subject to the right of removal set forth in subsection (a) hereof, for an initial period commencing on the date on which such Servicer Termination Event occurred and ending on the last day of the calendar quarter in which such Servicer Termination Event occurred, which period shall be extended for a succeeding quarterly period on December 31, March 31, June 30 and September 30 of each year as provided below (each such quarterly period for which the Servicer shall be designated to act as servicer hereunder, a "Term of Service"); provided that nothing in this Section 7.20(b) shall prohibit the Note Insurer or the Indenture Trustee from removing the Servicer pursuant to Section 7.20(a). Notwithstanding the foregoing, the Note Insurer may, in its sole discretion, extend the period for which the Servicer is to act as such for a period in excess of one quarter (provided such extension shall be an additional one or more quarters), but any such extension shall be revocable at any time by the Note Insurer upon written notice delivered to the Indenture Trustee and the Servicer at least fifteen days prior to the expiration of the related quarterly period.

         (c) The Note Insurer agrees to use its best efforts to inform the Indenture Trustee of any materially adverse information regarding the Servicer's servicing activities that comes to the attention of the Note Insurer from time to time.

         (d) The Servicer shall not resign from the obligations and duties hereby imposed on it, except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer at the date of this Indenture. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of counsel acceptable to the Indenture Trustee and the Note Insurer at the expense of the Servicer to such effect which shall be delivered to the Indenture Trustee and the Note Insurer.

         (e) No removal or resignation of the Servicer shall become effective until the Indenture Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with this Section.

         (f) Upon removal or resignation of the Servicer, the Servicer at its own expense also shall promptly deliver or cause to be delivered to a successor servicer or the Indenture Trustee all the books and records (including, without limitation, records kept in electronic form) that the Servicer has maintained for the Home Equity Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Servicer's possession.

         (g) Any collections then being held by the Servicer prior to its removal and any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly and immediately to the Indenture Trustee or the successor Servicer.

         (h) Upon removal or resignation of the Servicer, the Indenture Trustee may (A) solicit bids for a successor servicer as described below or (B) shall appoint the Backup Servicer as Servicer. If the Indenture Trustee elects to solicit bids for a successor Servicer, the Indenture Trustee agrees to act as


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Backup Servicer during the  solicitation  process and shall assume all duties of the Servicer (except as otherwise provided in this Indenture). The Indenture Trustee shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Servicer, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by FNMA or FHLMC for first and second home equity loans and having equity of not less than $5,000,000 (or such lower level as may be acceptable to the Note Insurer), as determined in accordance with generally accepted accounting principles and acceptable to the Note Insurer as the successor to the Servicer hereunder in the assumption of all or any part of the
responsibilities,   duties  or  liabilities  of  the  Servicer  hereunder.   The
compensation of any successor Servicer (other than the Indenture Trustee in its capacity as successor Servicer) so appointed shall be the amount agreed to between the successor Servicer, the Note Insurer and a majority of the Percentage Interests of the Issuer's Certificates, (up to a maximum of 0.50% per annum on each Home Equity Loan) together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 7.08 and 7.15; provided, however, that if the Indenture Trustee becomes
the  successor   Servicer  it  shall  receive  as  its   compensation  the  same
compensation paid to the Servicer immediately prior to the Servicer's removal or resignation; provided, further, however, that if the Indenture Trustee acts as successor Servicer then the Servicer agrees to pay to the Indenture Trustee at such time that the Indenture Trustee becomes such successor Servicer a set-up fee of twenty-five dollars ($25.00) for each Home Equity Loan then included in the Trust Estate. The amount payable in excess of twenty-five dollars ($25.00) per Home Equity Loan, if any, shall be payable to the successor Servicer and reimbursable pursuant to Section 6.03(b)(iv)(D) hereof. The Indenture Trustee shall be obligated to serve as successor Servicer whether or not the fee described in this section is paid by the Servicer, but shall in any event be entitled to receive, and to enforce payment of, such fee from the Servicer.

         (i) In the event the Indenture Trustee elects to solicit bids as provided above, the Indenture Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor Servicer shall be entitled to servicing compensation in accordance with clause (h) above, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 7.08 and 7.15. Within thirty days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid as to the price it will pay to obtain servicing. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum less any amounts due the Indenture Trustee or the Issuer from the Servicer shall be paid by the Indenture Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor.

         (j) The Indenture Trustee and such successor shall take such action, consistent with this Indenture, as shall be necessary to effectuate any such succession, including the notification to all Mortgagors of the transfer of servicing. The Servicer agrees to cooperate with the Indenture Trustee and any successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor Servicer, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account by the Servicer or which are thereafter received with respect to the Home Equity Loans. Neither the Indenture Trustee nor any other successor Servicer shall be held liable by reason of any failure to


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make, or any delay in making, any distribution  hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer. If the Servicer resigns or is replaced hereunder, the Servicer agrees to reimburse the Issuer, the Owners and the Note Insurer for the costs and expenses associated with the transfer of servicing to the replacement Servicer, but subject to a maximum reimbursement to all such parties in the amount of twenty-five dollars ($25.00) for each Home Equity Loan then included in the Trust Estate. The amount payable in excess of twenty-five dollars ($25.00) per Home Equity Loan, if any, shall be
payable  to  the  successor  Servicer  and  reimbursable   pursuant  to  Section
6.03(b)(iv)(D) hereof.

         (k) The Indenture Trustee or any other successor Servicer, upon assuming the duties of Servicer hereunder, shall immediately (i) record all assignments of Home Equity Loans not previously recorded in the name of the Issuer pursuant to Section 2.05(b)(ii) as a result of an opinion of counsel and
(ii) make all Delinquency Advances and Compensating Interest payments and deposit them to the Principal and Interest Account which the Servicer has theretofore failed to remit with respect to the Home Equity Loans; provided, however, that if the Indenture Trustee is acting as successor Servicer, the Indenture Trustee shall only be required to make Delinquency Advances (including the Delinquency Advances described in this clause (k)) if, in the Indenture Trustee's reasonable good faith judgment, such Delinquency Advances will ultimately be recoverable from the Home Equity Loans.

         (l) The Servicer which is being removed or is resigning shall give notice to the Mortgagors, to Moody's and to Standard & Poor's of the transfer of the servicing to the successor.

         (m) The Indenture Trustee shall give notice to the Issuer, the Note Insurer, the Owners, the Indenture Trustee, the Seller, Moody's and Standard & Poor's of the occurrence of any event described in paragraphs (a) above of which the Indenture Trustee is aware.

         Section 7.21               Inspections  by  Note  Insurer;  Errors  and
                                    Omissions Insurance.

         (a) At any reasonable time and from time to time upon reasonable notice, the Indenture Trustee, the Note Insurer, any holder of a Issuer's
Certificate, or any agents thereof may inspect the Servicer's servicing operations and discuss the servicing operations of the Servicer during the
Servicer's normal business hours with any of its officers or directors; provided, however, that the costs and expenses incurred by the Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Servicer.

         (b) The Servicer (including the Indenture Trustee if it shall become the Servicer hereunder) agrees to maintain errors and omissions coverage and a fidelity bond, each at least to the extent required by Section 305 of Part I of FNMA Guide or any successor provision thereof; provided, however, that in any event that the fidelity bond or the errors and omissions coverage is no longer in effect, the Indenture Trustee shall promptly give such notice to the Note Insurer and the Owners.

         Section 7.22 Additional Servicing Responsibilities for Second Mortgage Loans.

         The Servicer must notify any superior lienholder in writing of the existence of the Second Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

         If  the  Servicer  is  notified  that  any  superior   lienholder   has
accelerated or intends to accelerate the obligations under a First Mortgage Loan, or has declared or intends to declare a default under the


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mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Issuer, whatever actions are necessary to protect the interests of the Owners and the Note Insurer, and/or to preserve the security of the related Home Equity Loan. The Servicer shall advance the necessary funds to cure the default or reinstate the lien securing a First Mortgage Loan, if such advance is in the best interests of the Note Insurer and the Owners; provided, however, that no such additional advance need be made if such advance would be nonrecoverable. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced. Any expenses incurred by the Servicer pursuant to this Section 7.22 shall be Servicing Advances.

         Section 7.23               Adjustable Rate Home Equity Loans.

         The Servicer shall enforce each adjustable rate Home Equity Loan in accordance with its terms and shall timely calculate, record, report and apply all interest rate adjustments in accordance with the related Mortgage Note. The Servicer's records shall, at all times, reflect the then Coupon Rate and monthly payment and the Servicer shall timely notify the Mortgagor of any changes to the Coupon Rate or the Mortgagor's monthly payment. If the Servicer fails to make either a timely or accurate adjustment to the Coupon Rate or monthly payment or to notify the Mortgagor of such adjustments, upon the Servicer's discovery of such error and such continued failure, the Servicer shall pay from its own funds any shortage. If the Servicer's continued failure after notice thereof to make a scheduled change affects the Issuer's rights to make future adjustments under the terms of such adjustable rate Home Equity Loan, the Servicer shall repurchase such adjustable rate Home Equity Loan in accordance with the provisions hereof. Any amounts paid by the Servicer pursuant to this Section shall not be an advance and shall not be reimbursable from the proceeds of any adjustable rate Home Equity Loan.


                               END OF ARTICLE VII



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                                  ARTICLE VIII
                    TERMINATION OF THE INDENTURE; REDEMPTION

         Section 8.01               Termination of the Indenture.

         The lien created hereunder and all obligations created by this Indenture will terminate upon the payment to the Owners of all Notes from amounts other than those available under the Note Insurance Policies of all amounts held by the Indenture Trustee and required to be paid to such Owners pursuant to this Indenture upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Home Equity Loan in the Trust Estate and (b) the disposition of all property acquired in respect of any Home Equity Loan remaining in the Trust Estate. In no event, however, will the depositary arrangement created by this Indenture continue beyond the expiration of twenty-one (21) years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the United Kingdom, living on the date hereof. The Indenture Trustee shall give written notice of termination of the Indenture to each Owner in the manner set forth in Section 11.05.

         Section 8.02               Redemption.

         (a) All the Notes may be redeemed in whole, but not in part, at the option of the Issuer, on each Redemption Date at the Redemption Price provided, however, that funds in an amount equal to the Redemption Price must have been deposited with the Indenture Trustee prior to the Indenture Trustee's giving notice of such redemption pursuant to Section 8.03. If the Issuer shall elect to redeem the Bonds pursuant to this Section 8.02, it shall furnish notice of such election to the Indenture Trustee not later than thirty (30) days prior to the Payment Date selected for such redemption, whereupon all such Notes shall be due and payable on such Payment Date upon the furnishing of a notice pursuant to
Section 8.03 to each Owner of such Notes.

         (b) Upon receipt of the notice from Issuer of its election to redeem the Notes pursuant to Section 8.02(a), the Indenture Trustee shall prepare and deliver to the Issuer, no later than the related Redemption Date, a statement stating therein that it has determined that the conditions to redemption at the option of the Issuer have been satisfied and such other information as may be required to accomplish such redemption.

         Section 8.03               Form of Redemption Notice.

         Notice of redemption shall be given by the Indenture Trustee in the name of and at the expense of the Issuer by first class mail, postage prepaid, mailed not less than ten days prior to the Redemption Date to each Owner of Notes to be redeemed, such Owners being determined as of the Record Date for such Payment Date.

         All notices of redemption shall state:

                  (1)  the Redemption Date;

                  (2) the Redemption Price at which the Notes of such Series will be redeemed,

                  (3) the fact of payment in full on such Notes, the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to


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



be maintained as provided in Section ______), and that no interest shall accrue on such Note for any period after the date fixed for redemption.

Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

         Section 8.04               Notes Payable on Optional Redemption.

         Notice of redemption having been given as provided in Section 8.03, the Notes to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on such Redemption Price for any period after such Redemption Date.


                               END OF ARTICLE VIII


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



                                   ARTICLE IX

                              THE INDENTURE TRUSTEE

         Section 9.01               Certain Duties and Responsibilities.

         (a) The Indenture Trustee (i) (A) undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee and (B) the banking institution that is the Indenture Trustee shall serve as the Indenture Trustee at all times under this Indenture, and (ii) in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions or any other resolutions, statements, reports, documents, orders or other instruments furnished pursuant to and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions or any other resolutions, statements, reports, documents, orders or other instruments which by any provision hereof are specifically required to be furnished to the Indenture Trustee, shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture; provided, however, that the Indenture Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Issuer, the Servicer, the
Note Insurer, the Seller or the Depositor hereunder. If any such instrument is found not to conform in any material respect to the requirements of this Indenture, the Indenture Trustee shall notify the Owners of the Notes of such instrument in the event that the Indenture Trustee, after so requesting, does not receive a satisfactorily corrected instrument. Notwithstanding the foregoing, if a Servicer Termination Event of which a responsible officer of the Indenture Trustee shall have actual knowledge has occurred and has not been cured or waived, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Notwithstanding the appointment of the Servicer hereunder, the Indenture Trustee is hereby empowered to perform the duties of the Servicer it being expressly understood, however, that the foregoing describes a power and not an obligation of the Indenture Trustee (unless the Servicer shall have resigned or been terminated and a successor Servicer shall not have been appointed pursuant to the terms of this Indenture), and that all parties hereto agree that, prior to any termination of the Servicer, the Servicer and, thereafter, the Indenture Trustee or any other successor servicer shall perform such duties. Specifically, and not in limitation of the foregoing, the Indenture Trustee shall upon termination or resignation of the Servicer, and pending the appointment of any other Person as successor Servicer have the power and duty during its performance as successor Servicer:

           (i)      to collect Mortgagor payments;

          (ii)      to foreclose on defaulted Home Equity Loans;

         (iii) to enforce due-on-sale clauses and to enter into assumption and substitution agreements as permitted by Section 7.12 hereof;

          (iv)      to deliver  instruments of satisfaction  pursuant to Section
                    7.14;

           (v)      to enforce the Home Equity Loans; and

          (vi) to make Delinquency Advances and Servicing Advances and to pay Compensating Interest.


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




       (c) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

         (ii) the Indenture Trustee shall not be personally liable for any error of judgment made in good faith by an Authorized Officer, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

        (iii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Note Insurer or of the Owners of a majority in Percentage Interest of the Notes and the Note Insurer relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture relating to such Notes;

         (iv) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default unless an Authorized Officer of the Indenture Trustee shall have received written notice thereof or an Authorized Officer shall have actual knowledge thereof. In the absence of receipt of such notice, the Indenture Trustee may conclusively assume that there is no default; and

          (v) Subject to the other provisions of this Indenture and without limiting the generality of this Section 9.01, the Indenture Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof,
                   (B) to see to any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate from funds available in the Note Account.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

         (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. None of the provisions contained in this Indenture shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Indenture, except during such time, if any, as the Indenture Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Indenture.

         (f) The permissive right of the Indenture Trustee to take actions enumerated in this Indenture shall not be construed as a duty and the Indenture Trustee shall not be answerable for other than its own negligence or willful misconduct.



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



         (g) The Indenture Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Indenture, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, in connection with any action so taken.

         Section 9.02               Removal of Indenture Trustee for Cause.

         (a) The Indenture Trustee may be removed pursuant to paragraph (b) hereof upon the occurrence of any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                   (1) the Indenture Trustee shall fail to distribute to the Owners entitled hereto on any Payment Date any amounts available for distribution that it has received in accordance with the terms hereof; (provided, however, that any such failure which is due to circumstances beyond the control of the Indenture Trustee shall not be a cause for removal hereunder); or

                   (2) the Indenture Trustee shall fail in the performance of, or breach, any covenant or agreement of the Indenture Trustee in this Indenture, or if any representation or warranty of the Indenture Trustee made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such failure or breach shall continue or not be cured for a period of 30 days after there shall have been given, by registered or certified mail, to the Indenture Trustee by the Seller, the Note Insurer, or by the Owners of at least 25% of the aggregate Percentage Interests in the Trust Estate represented by the Notes then Outstanding, or, if there are no Notes then Outstanding, by such Percentage Interests represented by the Issuer's Certificates, a written notice specifying such failure or breach and requiring it to be remedied; or

                   (3) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Indenture Trustee, and such decree or order shall have remained in force undischarged or unstayed for a period of 75 days; or

                   (4) a conservator or receiver or liquidator or sequestrator or custodian of the property of the Indenture Trustee is appointed in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Indenture Trustee or relating to all or substantially all of its property; or

                   (5) the Indenture Trustee shall become insolvent (however insolvency is evidenced), generally fail to pay its debts as they come due, file or consent to the filing of a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take corporate action for the purpose of any of the foregoing.

         The Depositor shall give to the Owners, the Note Insurer, Moody's and Standard & Poor's notice of the occurrence of any such event of which the Depositor is aware.


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




         (b) If any event described in Paragraph (a) occurs and is continuing, then and in every such case (i) the Note Insurer or (ii) with the prior written consent (which shall not be unreasonably withheld) of the Note Insurer, the Depositor and the Owners of a majority of the Percentage Interests represented by the Notes or if there are no Notes then outstanding by such majority of the Percentage Interests represented by the Issuer's Certificates, may, whether or not the Indenture Trustee resigns pursuant to Section 9.09(b) hereof, immediately, concurrently with the giving of notice to the Indenture Trustee, and without delaying the 30 days required for notice therein, appoint a successor Indenture Trustee pursuant to the terms of Section 9.09 hereof.

         (c) The Servicer shall not be liable for any costs relating to the removal of the Indenture Trustee or the appointment of a new Indenture Trustee.

         Section 9.03               Certain Rights of the Indenture Trustee.

         Except as otherwise provided in Section 9.01 hereof:

         (a) the Indenture Trustee may request and may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Issuer, the Depositor, the Seller, the Note Insurer, or the Owners of the Notes mentioned herein shall be sufficiently evidenced in writing;

         (c) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Note;

         (d) the Indenture Trustee may consult with counsel, and the advice of such counsel (selected in good faith by the Indenture Trustee) shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reasonable reliance thereon;

         (e) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Owners pursuant to this Indenture, unless such Owners shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, unless requested in writing to do so by the Owners; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action;

         (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or custodian;


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




         (h) the Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by the Authorized Officer of any Person or within its rights or powers under this Indenture other than as to validity and sufficiency of its authentication of the Notes;

         (i) the right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

         (j) pursuant to the terms of this Indenture, the Servicer is required to furnish to the Indenture Trustee from time to time certain information and make various calculations which are relevant to the performance of the Indenture Trustee's duties under the Indenture. The Indenture Trustee shall be entitled to rely in good faith on any such information and calculations in the performance of its duties hereunder, (i) unless and until an Authorized Officer of the Indenture Trustee has actual knowledge, or is advised by any Owner of a Note or the Note Insurer (either in writing or orally with prompt written or telecopy confirmations), that such information or calculations is or are incorrect, or
(ii) unless there is a manifest error in any such information; and

         (k) the Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder.

         Section 9.04               Not Responsible  for Recitals or Issuance of
                                    Notes.

         The recitals and representations contained herein and in the Notes, except the execution and authentication of the Notes, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness (other than with respect to such authentication). The Indenture Trustee makes no representation as to the validity or sufficiency of this Indenture, of the Notes, or any Home Equity Loan or document related thereto other than as to validity and sufficiency of its authentication of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of any of the Notes or of the proceeds of such Notes, or for the use or application of any funds paid to the Depositor, the Seller or the Servicer in respect of the Home Equity Loans or deposited into or withdrawn from the Principal and Interest Account or the Note Account by the Depositor, the Servicer or the Seller, and shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien or to prepare or file any tax returns or Securities and Exchange Commission filings for the Issuer or to record this Indenture. The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default unless an Authorized Officer of the Indenture Trustee shall have received written notice thereof or an Authorized Officer has actual knowledge thereof. In the absence of receipt of such notice, the Indenture Trustee may conclusively assume that no default has occurred.

         Section 9.05               May Hold Notes.

         The Indenture Trustee, any Paying Agent, Registrar or any other agent of the Issuer, in its individual or any other capacity, may become an Owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, any Paying Agent, Registrar or such other agent.



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



         Section 9.06               Money Held in Trust.

         Money held by the Indenture Trustee in trust hereunder need not be segregated from other trust funds except to the extent required herein or required by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Indenture Trustee in its commercial capacity.

         Section 9.07               Compensation and Reimbursement.

         The Indenture Trustee shall receive compensation for fees and reimbursement for expenses pursuant to Section 5.13, Section 6.03(b)(i), Section 6.03(b)(iv)(D), Section 6.06 and Section 9.13 hereof. Except as otherwise provided in this Indenture, the Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee shall be indemnified by the Issuer and held harmless against any loss, liability, or "unanticipated out-of-pocket" expense incurred or paid to third parties (which expenses shall not include salaries paid to employees, or allocable overhead, of the Indenture Trustee) in connection with the acceptance or administration of its trusts hereunder or the Notes, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. All such amounts described in the preceding sentence shall be payable as provided in (A)
Section 6.03(b)(i) with respect to such amounts that are Trustee Reimbursable Expenses and (B) Section 6.03(b)(iv)(D) with respect to the remainder of such amounts, subject in the case of clause (B), to Sections 9.01(e) and 9.01(g).

         Section 9.08               Corporate    Indenture   Trustee   Required;
                                    Eligibility.

         Irrespective of whether this Indenture is qualified under the TIA, this Indenture shall require an Indenture Trustee that satisfies the requirements of
Section 310(a)(1) and 310(a)(5) of the TIA. There shall at all times be a Indenture Trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any State authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by the United States of America, acceptable to the
Note Insurer and the Owners of a majority of the Percentage Interests of the Notes and having a deposit rating of at least A- from Standard & Poor's and A2 by Moody's Indenture; provided, however, that the Indenture Trustee's separate capital and surplus shall at all times be at least the amount required by
Section 310(a)(2) of the TIA. If such Indenture Trustee publishes reports of condition of the type described in Section 310(a)(1) of the TIA, at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section and Section 310(a)(2) of the TIA, it shall resign immediately in the manner and with the effect hereinafter specified in this Article X. The Indenture Trustee shall be subject to Section 310(b) of the TIA.

         Section 9.09               Resignation  and  Removal;   Appointment  of
                                    Successor.

         (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article IX shall become effective until the acceptance of appointment by the successor Trustee under Section 9.10 hereof.



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



         (b) The Indenture Trustee, or any indenture trustee or indenture trustees hereafter appointed, may resign at any time by giving written notice of resignation to the [ISSUER/DEPOSITOR] and by mailing notice of resignation by first-class mail, postage prepaid, to the Note Insurer and the Owners at their addresses appearing on the Register. A copy of such notice shall be sent by the resigning Indenture Trustee to the Rating Agencies. Upon receiving notice of resignation, the [ISSUER/DEPOSITOR] shall promptly appoint a successor Indenture Trustee or Indenture Trustees acceptable to the Note Insurer by written instrument, in duplicate, one copy of which instrument shall be delivered to the Indenture Trustee so resigning and one copy to the successor Indenture Trustee or Indenture Trustees. If no successor Indenture Trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee, or any Owner may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Indenture Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and appropriate, appoint a successor Indenture Trustee.

         (c) If at any time the Indenture Trustee shall (i) have a conflicting interest prohibited by Section 9.08 and shall fail to resign or eliminate such conflicting interest in accordance with Section 9.08 after written request therefor by the [Issuer/Depositor] or by the Note Insurer, or (ii) the Indenture Trustee shall cease to be eligible under Section 9.08, the Note Insurer or the [ISSUER/DEPOSITOR] with the written consent of the Note Insurer may remove the Indenture Trustee and appoint a successor Indenture Trustee acceptable to the
Note Insurer by written instrument, in duplicate, executed on behalf of the Issuer by an Authorized Officer of the [ISSUER/DEPOSITOR], one copy of which instrument shall be delivered to the Indenture Trustee so removed and one copy to the successor Indenture Trustee. In the case of a conflicting interest as described in clause (i) above, unless the Indenture Trustee's duty to resign has been stayed as provided by Section 310(b) of the TIA, the Note Insurer or any Owner who has been a bona fide holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         (d) The Owners of a majority of the Percentage Interests represented by the Notes with the consent of the Note Insurer, or if no Notes are then
Outstanding by such majority of the Percentage Interest represented by the Issuer's Certificates may at any time remove the Indenture Trustee and appoint a successor Indenture Trustee acceptable to the Note Insurer by delivering to the Indenture Trustee to be removed, to the successor Indenture Trustee so appointed, to the [ISSUER/DEPOSITOR], to the Servicer and to the Note Insurer, copies of the record of the act taken by the Owners, as provided for in Section
11.03 hereof.

         (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause, the [ISSUER/SELLER] shall promptly appoint a successor Indenture Trustee acceptable to the Note Insurer and the Owners of the majority of Percentage Interests of the Notes then Outstanding. If within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Indenture Trustee shall be appointed by act of the Note Insurer or the Owners of a majority of the Percentage Interests represented by the Notes then Outstanding with the consent of the Note Insurer, the successor Indenture Trustee so appointed shall forthwith upon its acceptance of such appointment become the successor Indenture Trustee and supersede the successor Indenture Trustee appointed by the [ISSUER/DEPOSITOR]. If no successor Indenture Trustee shall have been so appointed by the [ISSUER/DEPOSITOR] or the Owners and shall have accepted appointment in the manner hereinafter provided, any Owner who has been a bona fide holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. Such court may


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thereupon,  after such  notice,  if any,  as it may deem  proper and  prescribe, appoint a successor Indenture Trustee.

         (f) The [ISSUER/SERVICER] shall give notice of any removal of the Indenture Trustee by mailing notice of such event by first-class mail, postage prepaid, to the Note Insurer, to the Rating Agencies and to the Owners as their names and addresses appear in the Register. Each notice shall include the name of the successor Indenture Trustee and the address of its corporate trust office.

         Section 9.10               Acceptance  of   Appointment  by   Successor
                                    Indenture Trustee.

         Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and to its predecessor Indenture Trustee an instrument accepting such appointment hereunder and stating its eligibility to serve as Indenture Trustee hereunder, and thereupon the resignation or removal of the predecessor Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor hereunder; but, on request of the Issuer or the successor Indenture Trustee, such predecessor Indenture Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Indenture Trustee all of the rights, powers and trusts of the Indenture Trustee so ceasing to act, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such Indenture Trustee so ceasing to act hereunder. Upon request of any such successor trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

         Upon acceptance of appointment by a successor Indenture Trustee as provided in this Section, the Issuer shall mail notice thereof by first-class mail, postage prepaid, to the Owners at their last addresses appearing upon the Register. The Issuer shall send a copy of such notice to the Rating Agencies. If the Issuer fails to mail such notice within ten days after acceptance of appointment by the successor Indenture Trustee, the successor Indenture Trustee shall cause such notice to be mailed at the expense of the Trust.

         No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor shall be qualified and eligible under this Article IX.

         Section 9.11               Merger,    Conversion,    Consolidation   or
                                    Succession  to  Business  of  the  Indenture
                                    Trustee.

         Any corporation or association into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation or association succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation or association shall be otherwise qualified and eligible under this Article IX. In case any Notes have been executed, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such Indenture Trustee may adopt such execution and deliver the Notes so executed with the same effect as if such successor Indenture Trustee had itself executed such Notes.

         Section 9.12               Reserved.



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         Section 9.13               Liability of the Indenture Trustee.

         The Indenture Trustee shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Indenture Trustee herein. Neither the Indenture Trustee nor any of the directors, officers, employees or agents of the Indenture Trustee shall be under any liability on any Note or otherwise to the Note Account, the Issuer, the Depositor, the Seller, the Servicer or any Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture, or for errors in judgment; provided, however, that this provision shall not protect the Indenture Trustee, its directors, officers, employees or agents or any such Person against any liability which would otherwise be imposed by reason of negligent action, negligent failure to act or willful misconduct in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Subject to the foregoing sentence, the Indenture Trustee shall not be liable for losses on investments of amounts in the Note Account (except for any losses on obligations on which the bank serving as Indenture Trustee is the obligor). In addition, the Issuer, the Depositor, the Seller and Servicer covenant and agree to indemnify the Indenture Trustee and the Servicer (if the Servicer is also the Indenture Trustee) from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (including legal fees and expenses) of whatsoever kind arising out of or in connection with the performance of its duties hereunder other than those resulting from the negligence or bad faith of the Indenture Trustee, and the Seller shall pay all amounts not otherwise paid or reimbursed pursuant to Section 5.13 and 6.06 hereof. The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee may rely and shall be protected in acting or refraining from acting in good faith on any certificate, notice or other document of any kind prima facie properly executed and submitted by the Authorized Officer of any Person respecting any matters arising hereunder. The provisions of this
Section 9.13 shall survive the termination of this Indenture and the payment of the outstanding Notes.

         Section 9.14               Appointment  of   Co-Indenture   Trustee  or
                                    Separate Indenture Trustee.

         Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirements of the TIA or of any jurisdiction in which any part of the Trust Estate or Property may at the time be located, the [ISSUER/SERVICER] and the Indenture Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Indenture Trustee and reasonably acceptable to the
Note Insurer to act as Co-Indenture Trustee or Co- Indenture Trustees, jointly with the Indenture Trustee, of all or any part of the Trust Estate or separate Indenture Trustee or separate Indenture Trustees of any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Owners and the Note Insurer, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 9.14, such powers, duties, obligations, rights and trusts as the [ISSUER/SERVICER] and the Indenture Trustee may consider necessary or desirable. If the [ISSUER/SERVICER] shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case any event indicated in
Section 7.20(a) shall have occurred and be continuing, the Indenture Trustee subject to reasonable approval of the Note Insurer alone shall have the power to make such appointment. No Co-Indenture Trustee or separate Indenture Trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.08 and no notice to Owner of the appointment of any Co-Indenture Trustee or separate Indenture Trustee shall be required under
Section 9.09.

         Every separate Indenture Trustee and Co-Indenture Trustee shall, to the extent permitted, be appointed and act subject to the following provisions and conditions:

                   (i) All rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the


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         Indenture  Trustee and such separate  Indenture Trustee or Co-Indenture
         Trustee jointly (it being understood that such separate Indenture Trustee or Co-Indenture Trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Indenture Trustee hereunder or as successor to the Servicer hereunder), the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Indenture Trustee or Co-Indenture Trustee, but solely at the direction of the Indenture Trustee;

                   (ii)  No  Co-Indenture   Trustee   hereunder  shall  be  held
         personally liable by reason of any act or omission of any other Co-Indenture Trustee hereunder; and

                   (iii) The [ISSUER/SERVICER], and the Note Insurer and the Indenture Trustee acting jointly may at any time accept the resignation of or remove any separate Indenture Trustee or Co- Indenture Trustee.

         Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate Indenture Trustees and Co-Indenture Trustees, as effectively as if given to each of them. Every instrument appointing any separate Indenture Trustee or Co-Indenture Trustee shall refer to this Indenture and the conditions of this Section 9.14. Each separate Indenture Trustee and Co-Indenture Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, jointly with the Indenture Trustee, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee and a copy thereof given to the [ISSUER/SERVICER] and the Note Insurer.


         Section 9.15               Preferential  Collection  of Claims  Against
                                    Issuer.

         The Indenture Trustee (and any co-indenture trustee or separate indenture trustee) shall be subject to Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA, and an Indenture Trustee (and any co-indenture trustee or separate indenture trustee) who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated.


                                END OF ARTICLE IX


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



                                    ARTICLE X

                         NOTEHOLDERS' LISTS AND REPORTS

         Section 10.01 Issuer to Furnish Indenture Trustee Names and Addresses of Owners.

         (a) The Issuer shall furnish or cause to be furnished to the Indenture Trustee (i) semi-annually, not less than 45 days nor more than 60 days after the Payment Date occurring closest to six months after the Closing Date and each Payment Date occurring at six-month intervals thereafter, all information in the possession or control of the Issuer, in such form as the Indenture Trustee may reasonably require, as to names and addresses of the Owners of the Notes, and
(ii) at such other times, as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list if furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

         (b) In addition to furnishing to the Indenture Trustee the Owner lists, if any, required under subsection (a), the Issuer shall also furnish all Owner lists, if any, required under Section 5.03 at the time required by said Section 5.03.

         Section 10.02 Preservation of Information; Communications to Owners.

         (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Owners of the Notes contained in the most recent list, if any, furnished to the Indenture Trustee as provided in Section 10.01 and the names and addresses of the Owners of the Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section
10.01 upon receipt of a new list so furnished.

         (b) Owners may communicate pursuant to Section 312(b) of the TIA with other Owners with respect to their rights under this Indenture or under the Notes.

         (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of Section 312(c) of the TIA.

         Section 10.03              Reports by Indenture Trustee.

         (a) Within 60 days after December 31st of each year (the "reporting date"), commencing with the year after the issuance of the Notes, (i) the Indenture Trustee shall mail to call Owners a brief report dated as of such reporting date that complies with Section 313(a) of the TIA; (ii) the Indenture Trustee shall, to the extent not set forth in the report pursuant to Section 6.10, also mail to Owners of the Notes with respect to which it has made advances, any reports with respect to such advances that are required by Section 313(b)(2) of the TIA; and, the Indenture Trustee shall also mail to Owners of the Notes any reports required by Section 313 (b)(1) of the TIA. For purposes of the information required to be included in any such reports pursuant to Sections 313(a)(2), 313(b)(1) (if applicable), or 313(b)(2) of the TIA, the principal amount of indenture securities outstanding on the date as of which such information is provided shall be the amount Outstanding of the Notes covered by the report.

         (b) A copy of each report required under this Section 11.03 shall, at the time of such transmission to Owners of the Notes be filed by the Indenture Trustee with the Commission and with each


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securities  exchange upon which the Notes are listed. The Issuer will notify the
Indenture Trustee when the Notes are listed on any securities exchange.

         Section 10.04              Reports by Issuer.

         The Issuer (a) shall deliver to the Indenture Trustee within 15 days after the Issuer is required to file the same with the Commission copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may be rules and regulations prescribe) that the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and (b) shall also comply with the other provisions of Section 314(a) of the TIA.

                                END OF ARTICLE X



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                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.01              Compliance Certificates and Opinions.

         (a) Upon any application or request by the Issuer, the Depositor, the Seller, the Note Insurer or the Owners to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer, the Depositor, the Seller, the Note Insurer or the Owners, as the case may be, shall furnish to the Indenture Trustee a certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate need be furnished.

         (b) Except as otherwise specifically provided herein, each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request, (other than certificates provided pursuant to Section 314(a)(4) of the TIA) shall include:

                   (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                   (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                   (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                   (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 11.02              Form of Documents Delivered to the Indenture
                                   Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Indenture Trustee may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of an Authorized Officer of the Indenture Trustee or any opinion of counsel may be based, insofar as it relates to factual matter upon a certificate or opinion of, or representations by, one or more Authorized Officers of the Issuer, the Depositor, the Seller or the Servicer, stating that the information with respect to such factual matters is in the possession of the Issuer, the Depositor, the Seller or the Servicer, unless such Authorized Officer or counsel knows, or in


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the exercise of reasonable  care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Indenture Trustee, stating that the information with respect to such matters is in the possession of the Indenture Trustee, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may be based on the written opinion of other counsel, in which event such opinion of counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 11.03              Acts of Owners.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Owners in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Seller. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

         (c)       The ownership of Notes shall be proved by the Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Owner of any Note shall bind the Owner of every
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Issuer.

         Section 11.04              Notices, etc. to Indenture Trustee.

         Any request, demand, authorization, direction, notice, consent, waiver or act of the Owners or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with the Indenture Trustee by any Owner, the Issuer, the Note Insurer, the Depositor, the Seller shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Indenture Trustee at its Corporate Trust Office.


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




         Section 11.05              Notices  and Reports  to  Owners;  Waiver of
                                    Notices.

         Where this Indenture provides for notice to Owners of any event or the mailing of any report to Owners, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Owner affected by such event or to whom such report is required to be mailed, at the address of such Owner as it appears on the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Owners is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Owner shall affect the sufficiency of such notice or report with respect to other Owners, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. Notwithstanding the foregoing, if the Servicer is removed or resigned or the Trust is terminated, notice of any such events shall be made by overnight courier, registered mail or telecopy followed by a telephone call.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Owners shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Owners when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to any Rating Agency that rated any Notes, failure to give such notice shall not affect any other rights or obligations created hereunder.

         Section 11.06              Rules by Indenture Trustee.

         The Indenture Trustee may make reasonable rules for any meeting of Owners.

         Section 11.07              Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

         Section 11.08              Successors and Assigns.

         All covenants and agreements in this Indenture by any party hereto shall bind its successors and assigns, whether so expressed or not.

         Section 11.09              Severability.

         In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 11.10              Benefits of Indenture.

         Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the Owners, the Note Insurer and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 11.11              Legal Holidays.

         In any case where the date of any Payment Date, any other date on which any distribution to any Owner is proposed to be paid, or any date on which a notice is required to be sent to any Person pursuant to the terms of this Indenture (with the exception of any Monthly Remittance Date or any Monthly Reporting Date) shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment or mailing need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Payment Date, or such other date for the payment of any distribution to any Owner or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day. In any case where the date of any Monthly Remittance Date or any Monthly Reporting Date shall not be a Business Day, then payment or mailing need not be made on such date, but must be made on the preceding Business Day.

         Section 11.12              Governing Law; Submission to Jurisdiction.

         (a) In view of the fact that Owners are expected to reside in many states and outside the United States and the desire to establish with certainty that this Indenture will be governed by and construed and interpreted in accordance with the law of a state having a well-developed body of commercial and financial law relevant to transactions of the type contemplated herein, this Indenture and each Note shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, without giving effect to the conflicts of law principles thereof.

         (b) The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Indenture or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

         (c) Each of the Issuer, the Depositor, Seller and Servicer hereby irrevocably appoints and designates the Indenture Trustee as its true and lawful attorney and duly authorized agent for acceptance of service of legal process with respect to any action, suit or proceeding set forth in paragraph (b) hereof.

Each of the Seller and Servicer agrees that service of such process upon the Indenture Trustee shall constitute personal service of such process upon it.

         (d) Nothing contained in this Indenture shall limit or affect the right of the Issuer, the Depositor, the Seller, the Servicer or the Note Insurer or third-party beneficiary hereunder, as the case may be, to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Home Equity Loans against any Mortgagor in the courts of any jurisdiction.

         Section 11.13              Counterparts.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.14              Usury.

         The amount of interest payable or paid on any Note under the terms of this Indenture shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of New York or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable New York laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Note exceeds the Highest Lawful Rate, the Issuer stipulates that such excess amount will be deemed to have been paid to the Owner of such Note as a result of an error on the part of the Indenture Trustee acting on behalf of the Issuer and the Owner receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Indenture Trustee on behalf of the Issuer, refund the amount of such excess or, at the option of such Owner, apply the excess to the payment of principal of such Note, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of Owners of the Notes for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Notes.

         Section 11.15              Amendment.

         (a) The Indenture Trustee, the Issuer, the Depositor, the Seller and the Servicer, may at any time and from time to time, with the prior written approval of the Note Insurer but without the giving of notice to or the receipt of the consent of the Owners, amend this Indenture, and the Indenture Trustee shall consent to the amendment for the purposes of (i) curing any ambiguity,
(ii) correcting or supplementing any provisions of this Indenture which are inconsistent with any other provisions of this Indenture or (iii) for any other purpose, provided that in the case of clause (iii), such amendment shall not adversely affect in any material respect any Owner. Any such amendment shall be deemed not to adversely affect in any material respect any Owner if there is delivered to the Indenture Trustee written notification from each Rating Agency that such amendment will not cause such Rating Agency to reduce its then current rating assigned to the Notes without regard to the related Note Insurance Policy. Notwithstanding anything to the contrary, no such amendment shall (a) change in any manner the amount of, or delay the timing of, payments which are required to be distributed to any Owner without the consent of the Owner of such Note, (b) change the percentages of Percentage Interest which are required to consent to any such amendments, without the consent of the Owners of all Notes then outstanding or (c) which affects in any manner the terms or provisions of the related Note Insurance Policy.

         (b) The Note Insurer and the Rating Agencies shall be provided by the Seller with copies of any amendments to this Indenture, together with copies of any opinions or other documents or instruments executed in connection therewith.

         Section 11.16              Paying Agent;  Appointment and Acceptance of
                                    Duties.

         The Indenture Trustee is hereby appointed Paying Agent. The Issuer may, subject to the eligibility requirements for the Indenture Trustee set forth in
Section 9.08 hereof, including,  without limitation,  the written consent of the
Note  Insurer,  appoint  one or more other  Paying  Agents or  successor  Paying
Agents.

         Each Paying Agent, immediately upon such appointment, shall signify its acceptance of the duties and obligations imposed upon it by this Indenture by written instrument of acceptance deposited with the Indenture Trustee.

         Each such Paying Agent other than the Indenture Trustee shall execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee, subject to the provisions of Section 5.03, that such Paying Agent will:

                   (a) allocate all sums received for distribution to the Owners of the Notes for which it is acting as Paying Agent on each Payment Date among such Owners in the proportion specified by the Indenture Trustee; and

                   (b) hold all sums held by it for the distribution of amounts due with respect to the Notes in trust for the benefit of the Owners entitled thereto until such sums shall be paid to such Owners or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

         Any Paying Agent other than the Indenture Trustee may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least sixty (60) days written notice to the Indenture Trustee. Any such Paying Agent may be removed at any time by an instrument filed with such Paying Agent and signed by the Indenture Trustee.

         In the event of the resignation or removal of any Paying Agent other than the Indenture Trustee such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or if there be no successor, to the Indenture Trustee.

         Upon the appointment, removal or notice of resignation of any Paying Agent, the Indenture Trustee shall notify the Issuer, the Note Insurer and the Owners by mailing notice thereof at their addresses appearing on the Register.

         Section 11.17              The Note Insurer.

         Any right conferred to the Note Insurer hereunder shall be suspended and shall run to the benefit of the Owners during any period in which there exists a Note Insurer Default; provided, that the right of the Note Insurer to receive the Premium Amount shall not be suspended if such Note Insurer Default was a default other than a default under clause (a) of the definition thereof. At such time as the Notes are no longer Outstanding hereunder and the Note Insurer has received all Reimbursement Amounts, the Note Insurer's rights hereunder shall terminate.

         Section 11.18              Third Party Rights.

         The Issuer, the Indenture Trustee, the Seller, the Depositor and the Owners agree that the Note Insurer shall be deemed a third-party beneficiary of this Indenture as if it were a party hereto.

         Section 11.19              Notices.

         All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

         The Indenture Trustee:
                                    ------------------------------
                                    ------------------------------
                                    ------------------------------
                                    ------------------------------
                                    Tel:
                                         -------------------------
                                    Fax:
                                         -------------------------

         The Depositor:             IMC Securities, Inc.
                                    5901 East Fowler Avenue
I                                   Tampa, FL  33617-2362
                                    (813) 984-8801
                                    (813) 984-8701 - Fax

         The Seller:                Industry Mortgage Company, L.P.
                                    5901 East Fowler Avenue
                                    Tampa, FL  33617-2362
                                    (813) 984-8801
                                    (813) 984-8701 - Fax

         The Servicer:              Industry Mortgage Company, L.P.
                                    3450 Buschwood Drive
                                    Tampa, FL  33618
                                    (813) 932-2211
                                    (813) 932-8257 - Fax

         The Certificate
         Insurer:
                                    ------------------------------
                                    ------------------------------
                                    ------------------------------
                                    ------------------------------
                                    Tel:
                                         -------------------------
                                    Fax:
                                         -------------------------

         The Underwriters
                                    ------------------------------
                                    ------------------------------
                                    ------------------------------
                                    ------------------------------
                                    Tel:
                                         -------------------------
                                    Fax:
                                         -------------------------


                                    ------------------------------
                                    ------------------------------
                                    ------------------------------
                                    ------------------------------
                                    Tel:
                                         -------------------------
                                    Fax:
                                         -------------------------


                                    ------------------------------
                                    ------------------------------
                                    ------------------------------
                                    ------------------------------
                                    Tel:
                                         -------------------------
                                    Fax:
                                         -------------------------

         Moody's:                   Moody's Investors Service, Inc.
                                    99 Church Street
                                    New York, New York  10007
                                    Attention:  The Residential Mortgage
                                    Monitoring Department
                                    Tel: (212) 553-0300
                                    Fax: (212) 553-0355

         Standard & Poor's:         Standard & Poor's Ratings Services, a
                                    division of the McGraw-Hill Companies
                                    26 Broadway
                                    15th Floor
                                    New York, New York  10004
                                    Attention:  Residential Mortgage Group
                                    Tel:  (212) 208-8000
                                    Fax:  (212) 208-8365

         Section 11.20 Rule 144A Information. For so long as any of the Issuer's Certificates are "restricted securities" within the meaning of Rule 144A under the Securities Act, the Servicer agrees to provide to any Owner of the Issuer's Certificate and to any prospective purchaser of Issuer's Certificates designated by such an Owner, upon the request of such Owner or prospective purchaser, the information specified below which is intended to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act; provided that this Section 11.24 shall require, as to the Indenture Trustee or the Servicer, only that the Servicer provide publicly available information regarding it or the Indenture Trustee in response to any such request; and provided further that the Servicer shall be obligated to provide only such basic, material information concerning the structure of the Issuer's Certificates and distributions thereon, the nature, performance and servicing of the Home Equity Loans supporting the Notes, and any credit enhancement mechanism, if any, associated with the Notes. Any recipient of information provided pursuant to this Section 11.24 shall agree that such information shall not be disclosed or used for any purpose other than the evaluation of the Issuer's Certificates by the prospective purchaser. The Indenture Trustee shall have no responsibility for the sufficiency under Rule 144A of any information so provided by the Servicer to any Owner or prospective purchaser of Issuer's Certificates.

         Section 11.21              Recording of Indenture.

         This Indenture is subject to recording in any appropriate public recording offices, such recording to be effected by the Issuer and at its expense in compliance with any opinion of counsel delivered pursuant to Section 5.04

         Section 11.22              Issuer Obligation.

         No recourse may be taken, directly or indirectly, against any organizer, the Issuer, the Servicer, the Seller, the Depositor or the Indenture Trustee or of any predecessor or successor thereof with respect to the Issuer's obligations with respect to the Notes or the obligations of the Issuer or the Indenture Trustee under this Indenture or any certificate or other writing delivered in connection herewith or therewith.

         Section 11.23              Inspection.

         The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all of books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent accountants selected by the Indenture Trustee, and to discuss its affairs, finances and accounts with its officers, employees and independent accountants (and by this provision the Issuer hereby authorizes its accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any expense incident to the exercise by the Indenture Trustee of any right under this Section 11.23 shall be borne by the Issuer.


                                END OF ARTICLE XI

                                   ARTICLE XII

                   CERTAIN MATTERS REGARDING THE NOTE INSURER

         Section 12.01 Trust Estate and Accounts Held for Benefit of the Note Insurer.

         The Indenture Trustee shall hold the Trust Estate for the benefit of the related Owners and the Note Insurer and all references in this Indenture and in the Notes to the benefit of Owners of the Notes shall be deemed to include the Note Insurer. The Indenture Trustee shall cooperate in all reasonable respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interests under this Indenture and the Notes.

         The Servicer hereby acknowledges and agrees that it shall service and administer the Home Equity Loans and any REO Properties, and shall maintain the Principal and Interest Account, for the benefit of the Owners and for the benefit of the Note Insurer, and all references in this Indenture to the benefit of or actions on behalf of the Owners shall be deemed to include the Note Insurer. Unless a Note Insurer Default exists, the Servicer shall not terminate any Sub-Servicing Agreements without cause without the prior consent of the Note Insurer.

         Section 12.02              Claims  Upon  the  Policy;  Policy  Payments
                                    Account.

                   (a) In the event that an Insured Payment becomes due pursuant to the terms of a Note Insurance Policy, the Indenture Trustee shall submit a Notice (in the form attached to such Note Insurance Policy) in accordance with the terms of such Note Insurance Policy.

                   (b) The Indenture Trustee shall establish a separate special purpose trust account for the benefit of the Owners of the Notes and the Note Insurer referred to herein as the "Policy Payments Account" over which the Issuer shall have exclusive control and sole right of withdrawal. The Indenture Trustee shall deposit any amount paid under a Note Insurance Policy in the Policy Payments Account and distribute such amount only for purposes of payment to the Owners of the Notes of the Insured Payments for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Seller, the Depositor, the Custodian, the Indenture Trustee or the Issuer. Amounts paid under the related Note Insurance Policy shall be transferred to the Note Account in accordance with the next succeeding paragraph and disbursed by the Indenture Trustee to Owners of the Notes in accordance with
Section 6.03. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Insured Payments with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Notes to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (c) below in the Register and in the statement to be furnished to Owners of the Notes pursuant to Section 6.08. Funds held in the Policy Payments Account shall not be invested by the Indenture Trustee.

                   On any Payment Date with respect to which a claim has been made under the Note Insurance Policy, the amount of funds received by the Indenture Trustee as a result of any claim under the Note Insurance Policy, to the extent required to make the Insured Payment on such Payment Date shall be withdrawn from the Policy Payments Account and deposited in the Note Account and applied by the Indenture Trustee, together with the other funds to be withdrawn from the Note Account, directly to the payment in full of the Insured Payment due on the Notes. Funds received by the Indenture Trustee as a result of any claim under the Note Insurance Policies shall be deposited by the Indenture Trustee in the Policy Payments Account and used solely for payment to the Owners of the Notes may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Seller, the Depositor, the Custodian, the Indenture Trustee or the Issuer. Any funds remaining in the Policy Payments Account on the first Business Day following a Payment Date shall be remitted to the Note Insurer, pursuant to the instructions of the Note Insurer, by the end of such Business Day.

                   (c) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Note from moneys received under the Note Insurance Policies. The Note Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Indenture Trustee.

                   (d) The Indenture Trustee shall promptly notify the Note Insurer and Fiscal Agent (as defined in the Note Insurance Policies) of any proceeding or the institution of any action, of which an Authorized Officer of the Indenture Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Notes. Each Owner of a Note by its purchase of such Note, the Servicer and the Indenture Trustee hereby agree that, the Note Insurer (so long as no Note Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Note Insurer shall be subrogated to the rights of the Servicer, the Indenture Trustee and Owner of Note in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

         Section 12.03              Effect  of Payments  by  the  Note  Insurer;
                                    Subrogation.

                   Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on any of the Notes which is made with moneys received pursuant to the terms of either of the Note Insurance Policies shall not be considered payment of such Notes from the Issuer and shall not result in the payment of or the provision for the payment of the principal of or interest on such Notes within the meaning of Section 6.03. The Depositor, the Servicer and the Indenture Trustee acknowledge, and each Owner by its acceptance of a Note agrees, that without the need for any further action on the part of the Note Insurer, the Depositor, the Servicer, the Indenture Trustee or the Registrar (a) to the extent the Note Insurer makes payments, directly or indirectly, on account of principal of or interest on any Notes to the Owners of such Notes, the Note Insurer will be fully subrogated to the rights of such Holders to receive such principal and interest from the Issuer and (b) the Note Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein for the payment of such principal and interest.

                   The Indenture Trustee, the Issuer, the Seller, the Depositor and the Servicer shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interests under this Indenture without limiting the rights or affecting the interests of the Owners as otherwise set forth therein.

         Section 12.04              Notices to the Note Insurer.

                   All notices, statements, reports, certificates or opinions required by this Indenture to be sent to any other party hereto or to any of the Owners shall also be sent to the Note Insurer.

         Section 12.05              Third-Party Beneficiary.

                   The Note Insurer shall be a third-party beneficiary of this Indenture, entitled to enforce the provisions hereof as if a party hereto.

         Section 12.06              Rights  to  the  Note  Insurer  To  Exercise
                                    Rights of Owners.

                   By accepting its Note, each Owner of a Note agrees that unless a Note Insurer Default exists, the Note Insurer shall have the right to exercise all rights of the Owners of the Notes as specified under this Indenture without any further consent of the Owners of the Notes.


                               END OF ARTICLE XII

         IN WITNESS WHEREOF, the Depositor, the Seller, the Servicer, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                               IMC SECURITIES, INC.
                               as Depositor

                               By:
                                   ---------------------------------------------
                               Title:
                                      ------------------------------------------

                               INDUSTRY MORTGAGE COMPANY, L.P., as Seller


                               By: Industry Mortgage Corporation,
                                    as General Partner

                               By:
                                   ---------------------------------------------
                               Title:
                                      ------------------------------------------


                               INDUSTRY MORTGAGE COMPANY, L.P., as Servicer

                               By: Industry Mortgage Corporation,
                                       as General Partner

                               By:
                                   ---------------------------------------------
                               Title:
                                      ------------------------------------------


                               ------------------------------------------------,
                                               as Indenture Trustee

                               By:
                                   ---------------------------------------------
                               Title:
                                      ------------------------------------------


                               IMC HOME EQUITY LOAN TRUST 199_-_


                               By:                           , as Owner Trustee
                                   --------------------------

                               By:
                                   ---------------------------------------------
                               Title:
                                      ------------------------------------------

STATE OF FLORIDA           )
                           :  ss.:
COUNTY OF HILLSBOROUGH     )



         On the ___ day of _________, 199__, before me personally came __________________ and ____________ to me known, who, being by me duly sworn, did each depose and say that he/she resides at ________________, _____________________________ and __________________, ________________________;
that he/she is a ____________________ and of IMC Securities, Inc., a Delaware corporation; and that he signed his name thereto by order of the respective Boards of Directors of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



NOTARIAL SEAL

                                     ---------------------------------------
                                                 Notary Public

STATE OF FLORIDA              )
                              :  ss.:
COUNTY OF HILLSBOROUGH        )



         On the ___ day of ________, 199__, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ________________, _____________________________; that he/she is a ____________________ of Industry Mortgage Corporation, a Delaware corporation, the general partner of Industry Mortgage Company, L.P., a Delaware limited partnership; and that he signed his name thereto by order of the respective Boards of Directors of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



NOTARIAL SEAL


                                     ---------------------------------------
                                                 Notary Public

STATE OF NEW YORK          )
                           :  ss.:
COUNTY OF NEW YORK         )


         On the ___ day of ________, 199__, before me personally came ______________, to me known, who, being by me duly sworn did depose and say that he/she resides at ____________________; that he/she is a ________________________ of The Chase Manhattan Bank, the New York banking corporation described in and that executed the above instrument as Indenture Trustee; and that he/she signed his/her name thereto by order of the Board of Directors of said New York banking corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




NOTARIAL SEAL


                                     ---------------------------------------
                                                 Notary Public

                                   SCHEDULE I

                          SCHEDULE OF HOME EQUITY LOANS

         A copy of this Schedule is maintained by the Indenture Trustee at the Corporate Trust Office and by the Servicer.